     As filed with the Securities and Exchange Commission on April 20, 2001


                       1933 Act Registration No. 33-10438
                       1940 Act Registration No. 811-4919

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-lA

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]
                                                                   ---


                         Pre-Effective Amendment No. [   ]
                      Post-Effective Amendment No. 32 [ X ]



      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]
                                                                       ---
                             Amendment No. 31 [ X ]
                        (Check appropriate box or boxes.)


                         MITCHELL HUTCHINS SERIES TRUST
               (Exact name of registrant as specified in charter)
                               51 West 52nd Street
                          New York, New York 10019-6114
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                            DIANNE E. O'DONNELL, ESQ.
                     Mitchell Hutchins Asset Management Inc.
                        (also known as Brinson Advisors)
                           1285 Avenue of the Americas
                            New York, New York 10019
                     (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                           Kirkpatrick & Lockhart LLP
                                  Second Floor
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering: Effective Date of this Post-Effective Amendment.


[      ] Immediately upon filing pursuant to Rule 485(b)
 ------
[     ]  On                 pursuant to Rule 485(b)
 -----      ---------------
[  X   ] 60 days after filing pursuant to Rule 485(a)(1)
 ------
[      ] On                 pursuant to Rule 485(a)(1)
 ------     ---------------
[      ] 75 days after filing pursuant to Rule 485(a)(2)
 ------
[      ] On                          pursuant to Rule 485(a)(2)
 ------     -------------------------



Title of Securities Being Registered: Class H and I Shares of Beneficial Interest of Money Market Portfolio, High Grade Fixed Income Portfolio, Strategic Fixed Income Portfolio, Strategic Income Portfolio, Global Income Portfolio, High Income Portfolio, Balanced Portfolio, Growth and Income Portfolio, Growth Portfolio, Aggressive Growth Portfolio, Small Cap Portfolio and Global Equity Portfolio.

--------------------------------------------------------------------------------

MITCHELL HUTCHINS SERIES TRUST


    MONEY MARKET PORTFOLIO
    HIGH GRADE FIXED INCOME PORTFOLIO
    STRATEGIC FIXED INCOME PORTFOLIO
    STRATEGIC INCOME PORTFOLIO
    GLOBAL INCOME PORTFOLIO
    HIGH INCOME PORTFOLIO
    BALANCED PORTFOLIO
    GROWTH AND INCOME PORTFOLIO
    GROWTH PORTFOLIO
    AGGRESSIVE GROWTH PORTFOLIO
    SMALL CAP PORTFOLIO
    GLOBAL EQUITY PORTFOLIO


Each fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.

PROSPECTUS

May 1, 2001

---------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.

Mitchell Hutchins Series Trust

-------------------------------------------------------------------

                                    CONTENTS


                                    THE FUNDS
----------------------------------------------------------------------------------

What every investor                Money Market Portfolio
should know about the funds     4  Investment Objective, Strategies and Risks
                                5  Performance

                                   High Grade Fixed Income Portfolio
                                6  Investment Objective, Strategies and Risks
                                7  Performance

                                   Strategic Fixed Income Portfolio
                                8  Investment Objective, Strategies and Risks
                                9  Performance

                                   Strategic Income Portfolio
                               10  Investment Objective, Strategies and Risks
                               11  Performance

                                   Global Income Portfolio
                               12  Investment Objective, Strategies and Risks
                               13  Performance

                                   High Income Portfolio
                               14  Investment Objective, Strategies and Risks
                               15  Performance

                                   Balanced Portfolio
                               16  Investment Objective, Strategies and Risks
                               17  Performance

                                   Growth and Income Portfolio
                               18  Investment Objective, Strategies and Risks
                               19  Performance

                                   Growth Portfolio
                               20  Investment Objective, Strategies and Risks
                               21  Performance

                                   Aggressive Growth Portfolio
                               22  Investment Objective, Strategies and Risks
                               23  Performance

                                   Small Cap Portfolio
                               24  Investment Objective, Strategies and Risks
                               25  Performance

Mitchell Hutchins Series Trust

-------------------------------------------------------------------


                                   Global Equity Portfolio
                               26  Investment Objective, Strategies and Risks
                               27  Performance

                               28  More About Risks and Investment Strategies

                              INVESTING IN THE FUNDS
----------------------------------------------------------------------------------

Information for managing       30  Purchases, Redemptions and Exchanges
your fund account
                               30  Pricing and Valuation

                              ADDITIONAL INFORMATION
----------------------------------------------------------------------------------

Additional important           31  Management
information about
the funds                      34  Dividends and Taxes
                               35  Financial Highlights

Where to learn more                Back Cover
about the funds


                                The funds are not complete or balanced
                                investment programs.

Mitchell Hutchins Series Trust    Money Market Portfolio

-------------------------------------------------------------------

MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Maximum current income consistent with liquidity and conservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The fund is a money market fund and seeks to maintain a stable price of $1.00 per share. The fund invests in a diversified portfolio of high quality money market instruments of governmental and private issuers.

Money market instruments are short-term debt obligations and similar securities. They also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund invests in foreign money market instruments only if they are denominated in U.S. dollars.


Brinson Advisors, the fund's investment adviser, selects money market instruments for the fund based on its assessment of relative values and changes in market and economic conditions. Brinson Advisors considers safety of principal and liquidity in selecting securities for the fund and thus may not buy securities that pay the highest yield.



Brinson Advisors may use a number of professional money management techniques to respond to changing economic and money market conditions and to shifts in fiscal and monetary policies. These techniques include varying the fund's composition and weighted average maturity based upon its assessment of the relative values of various money market instruments and future interest rate patterns. Brinson Advisors also may buy or sell money market instruments to take advantage of yield differences.


PRINCIPAL RISKS


An investment in the fund is not a bank deposit and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the fund seeks to maintain the value of your investment at $1.00 per share, you may lose money by investing in the fund. Money market instruments generally have a low risk of loss, but they are not risk free. The principal risks presented by the fund are:


 - CREDIT RISK - Issuers of money market instruments may fail to make payments when due, or they may become less willing or less able to do so.

 - INTEREST RATE RISK - The value of the fund's investments generally will fall when interest rates rise and its yield will tend to lag behind prevailing rates.

 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Money Market Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during the periods shown.

The table that follows the bar chart shows the average annual returns for Class H shares over several time periods.

The fund's past performance does not necessarily indicate how it will perform in the future.

        TOTAL RETURN ON CLASS H SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991                  5.00%
1992                  3.00%
1993                  2.45%
1994                  3.43%
1995                  5.22%
1996                  4.32%
1997                  4.53%
1998                  4.51%
1999                  3.55%
2000                  4.63%

 Best quarter during years shown      --     2nd quarter, 1995:     1.36%
 Worst quarter during years shown     --     3rd quarter, 1993:     0.57%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                   CLASS H
 (INCEPTION DATE)                       (5/04/87)
 ----------------                     --------------
 One Year...........................           4.63%
 Five Years.........................           4.31%
 Ten Years..........................           4.10%
 Life of Class......................           4.09%

Mitchell Hutchins Series Trust    High Grade Fixed Income Portfolio

-------------------------------------------------------------------

HIGH GRADE FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Primarily, current income consistent with the preservation of capital; secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests primarily in

 -  U.S. government bonds


 -  mortgage- and asset-backed bonds of both government and private issuers



 - investment grade corporate bonds, principally high quality bonds (rated in one of the three highest rating categories or of comparable quality)


To a lesser extent, the fund invests in securities of foreign issuers that are denominated in U.S. dollars and traded in U.S. markets (Yankee bonds). The fund may (but is not required to) use derivatives to help manage its portfolio "duration." "Duration" is a measure of the fund's exposure to interest rate risk.


The fund's manager, Brinson Advisors, has appointed Alliance Capital Management
L. P. ("Alliance Capital") to serve as sub-adviser for the fund's investments. In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, as well as the credit quality and financial condition of individual issuers and, where applicable, the protection afforded by the terms of the particular obligations.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


 - INTEREST RATE RISK - The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


 - PREPAYMENT RISK - The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

 - CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    High Grade Fixed Income Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during the periods shown.

The table that follows the bar chart shows the average annual returns for Class H shares over several time periods. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.


The fund's past performance does not necessarily indicate how it will perform in the future. This is especially true for the period after October 10, 2000, when Alliance Capital assumed day-to-day portfolio management responsibility.


        TOTAL RETURN ON CLASS H SHARES (1994 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991
1992
1993
1994                (6.56)%
1995                 15.44%
1996                  1.41%
1997                  8.13%
1998                  6.83%
1999                (3.82)%
2000                  8.48%

 Best quarter during years shown      --     2nd quarter, 1995:      4.42%
 Worst quarter during years shown     --     1st quarter, 1994:     (4.79)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                 CLASS H       LEHMAN BROTHERS
 (INCEPTION DATE)                     (11/08/93)  GOVERNMENT BOND INDEX
 ----------------                     ----------  ---------------------
 One Year...........................      8.48%              13.24%
 Five Years.........................      4.10%               6.49%
 Life of Class......................      3.39%               6.35%

Mitchell Hutchins Series Trust    Strategic Fixed Income Portfolio

-------------------------------------------------------------------

STRATEGIC FIXED INCOME PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Total return with low volatility.

PRINCIPAL INVESTMENT STRATEGIES

The fund invests in bonds with varying maturities, although it normally limits its overall portfolio "duration" to between three and eight years. "Duration" is a measure of the fund's exposure to interest rate risk. The fund invests primarily in

 -  mortgage- and asset-backed securities of both government and private issuers

 -  investment grade corporate bonds

 -  U.S. and foreign government bonds

 -  money market instruments

The fund also invests, to a lesser extent, in bonds that are below investment grade. Securities rated below investment grade are commonly known as "junk bonds." The fund invests in when-issued or delayed delivery bonds as a leveraging technique to increase its return. The fund may (but is not required to) use derivatives to help manage its portfolio duration.


The fund's investment adviser, Brinson Advisors, has appointed Pacific Investment Management Company, LLC ("PIMCO") as the fund's sub-adviser. PIMCO analyzes U.S. economic and market conditions, as well as other factors, to decide on a portfolio duration and to allocate fund assets to bonds of different credit qualities, maturities, types and coupon interest rates. PIMCO seeks bonds that it believes to be relatively undervalued and selects bonds based on various factors, including economic forecasts, anticipated interest rate levels and expected prepayment rates on the mortgages supporting mortgage-backed bonds. PIMCO decides to buy or sell specific bonds by analyzing their relative value and risk characteristics relative to similar bonds.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


 - INTEREST RATE RISK - The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


 - PREPAYMENT RISK - The fund's mortgage- and asset-backed securities may be prepaid more rapidly than expected, especially when interest rates are falling, and the fund may have to reinvest those prepayments at lower interest rates. When interest rates are rising, slower prepayments may extend the duration of the securities and may reduce their value.

 - CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.

 - LEVERAGE RISK - Leverage magnifies the effect of changes in market values. While leverage can increase the fund's income and potential for gain, it also can increase expenses and the risk of loss. The fund attempts to limit the magnifying effect of its leverage by managing its portfolio duration.

 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar.

 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Strategic Fixed Income Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during the periods shown.

The table that follows the bar chart shows the average annual returns for Class H shares over several time periods. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.


The fund's past performance does not necessarily indicate how it will perform in the future. This is especially true for periods prior to September 21, 1995, when PIMCO assumed day-to-day portfolio management responsibility from Brinson Advisors.


        TOTAL RETURN ON CLASS H SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991                 15.17%
1992                  6.76%
1993                 11.66%
1994                (5.34)%
1995                 18.51%
1996                  3.79%
1997                 11.00%
1998                  8.62%
1999                (3.32)%
2000                 11.95%

 Best quarter during years shown      --     2nd quarter, 1995:      6.20%
 Worst quarter during years shown     --     1st quarter, 1994:     (4.11)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                 CLASS H     LEHMAN BROTHERS
 (INCEPTION DATE)                     (7/05/89)  MORTGAGE BOND INDEX
 ----------------                     ---------  -------------------
 One Year...........................    11.95%             11.16%
 Five Years.........................     6.25%              6.91%
 Ten Years..........................     7.63%              7.82%
 Life of Class......................     7.53%              8.24%

Mitchell Hutchins Series Trust    Strategic Income Portfolio

-------------------------------------------------------------------

STRATEGIC INCOME PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Primarily, high level of current income; secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in high quality bonds of governmental and private issuers in the U.S. and developed foreign countries. The fund's foreign investments are generally denominated in foreign currencies. The fund invests in bonds of at least three (and usually considerably more) countries and invests, to a lesser extent, in U.S. dollar denominated debt securities. The fund invests only in securities of issuers in countries whose governments are deemed stable by its sub-adviser. The fund may (but is not required to) use derivatives to help manage portfolio risks.



The fund's manager, Brinson Advisors, has appointed Alliance Capital to serve as sub-adviser for the fund's investments. In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, the credit quality and financial condition of individual issuers, the protection afforded by the terms of the particular obligations (where applicable), and the political and economic developments affecting the relevant country as well as recent experience in the markets or the country's government securities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 - CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for high yield, lower quality bonds than for bonds that are investment grade.


 - INTEREST RATE RISK - The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.



 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.



 - CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.



 - SINGLE ISSUER CONCENTRATION RISK - Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.



 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Strategic Income Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.


The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have a longer performance history than any other class of fund shares.



The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.



The fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which Alliance Capital assumed day-to-day portfolio management responsibility.


        TOTAL RETURN ON CLASS H SHARES (1999 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991
1992
1993
1994
1995
1996
1997
1998
1999                  1.89%
2000                  1.00%


 Best quarter during year shown       --     1st quarter, 1999:     2.05%
 Worst quarter during year shown      --     1st quarter, 2000:    (1.11)%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                   CLASS H      CLASS I     LEHMAN BROTHERS
 (INCEPTION DATE)                       (9/28/98)     (1/5/99)  AGGREGATE BOND INDEX
 ----------------                     --------------  --------  --------------------
 One Year...........................           1.00%    0.80%             11.63%
 Life of Class .....................           2.54%    1.22%                 *


-------------------


  * Average annual total returns for the Lehman Brothers Aggregate Bond Index for the life of each class shown were as follows: Class H -4.78% and Class I -5.22%.

Mitchell Hutchins Series Trust    Global Income Portfolio

-------------------------------------------------------------------


GLOBAL INCOME PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Primarily, high current income; secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in high quality bonds of governmental and private issuers in the U.S. and developed foreign countries. The fund's foreign investments are generally denominated in foreign currencies. The fund invests in bonds of at least three (and usually considerably more) countries and invests, to a lesser extent, in U.S. dollar denominated debt securities. The fund invests only in securities of issuers in countries whose governments are deemed stable by its sub-adviser. The fund may (but is not required to) use derivatives to help manage portfolio risks.



The fund's manager, Brinson Advisors, has appointed Alliance Capital to serve as sub-adviser for the fund's investments. In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, the credit quality and financial condition of individual issuers, the protection afforded by the terms of the particular obligations (where applicable), and the political and economic developments affecting the relevant country as well as recent experience in the markets or the country's government securities.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


 - INTEREST RATE RISK - The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.



 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Investments in foreign government bonds involve special risks because the fund may have limited legal recourse in the event of default.



 - CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.



 - SINGLE ISSUER CONCENTRATION RISK - Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than it would for a more diversified fund.


 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Global Income Portfolio

-------------------------------------------------------------------


PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during the periods shown.

The table that follows the bar chart shows the average annual returns for Class H shares over several time periods. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.


The fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which Alliance Capital assumed day-to-day portfolio management responsibility.


        TOTAL RETURN ON CLASS H SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991                 10.30%
1992                  1.29%
1993                 16.65%
1994                (5.56)%
1995                 13.58%
1996                  6.62%
1997                  3.50%
1998                  9.69%
1999                (4.79)%
2000                  4.87%

 Best quarter during years shown      --     2nd quarter, 1990:     5.77%
 Worst quarter during years shown     --     1st quarter, 1994:    (4.44)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



                                                                       SALOMON SMITH BARNEY
 CLASS                                   CLASS H                         WORLD GOVERNMENT
 (INCEPTION DATE)                       (5/01/88)                           BOND INDEX
 ----------------                     --------------  ------------------------------------------------------
 One Year...........................           4.87%                                       1.59%
 Five Years.........................           3.86%                                       3.09%
 Ten Years..........................           5.40%                                       6.98%
 Life of Class......................           6.49%                                       7.00%

Mitchell Hutchins Series Trust    High Income Portfolio

-------------------------------------------------------------------

HIGH INCOME PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

High income.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in a diversified mix of high yield, high risk U.S. and foreign corporate bonds rated below investment grade (sometimes called "junk bonds"). The fund also invests, to a lesser extent, in other types of bonds (including mortgage- and asset-backed securities), preferred stocks and bonds that are convertible into common stock. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.



The fund's manager, Brinson Advisors, has appointed Alliance Capital to serve as sub-adviser for the fund's investments. In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, as well as the credit quality and financial condition of individual issuers and, where applicable, the protection afforded by the terms of the particular obligations.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 - CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so. This risk is greater for high yield, lower quality bonds than for bonds that are investment grade.


 - INTEREST RATE RISK - The value of the fund's investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.


 - FOREIGN INVESTING AND EMERGING MARKETS RISKS - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.


 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.



More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    High Income Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.


The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during the periods shown.


The table that follows the bar chart shows the average annual returns for Class H shares for one year and the life of the class. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.


The fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which Alliance Capital assumed day-to-day portfolio management responsibility.


        TOTAL RETURN ON CLASS H SHARES (1999 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991
1992
1993
1994
1995
1996
1997
1998
1999                  5.42%
2000               (15.14)%


 Best quarter during year shown       --     1st quarter, 1999:     2.98%
 Worst quarter during year shown      --     4th quarter, 2000:    (9.77)%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                 CLASS H   CS FIRST BOSTON HIGH
 (INCEPTION DATE)                     (9/28/98)    YIELD BOND INDEX
 ----------------                     ---------  --------------------
 One Year...........................    (15.14)%            (5.21)%
 Life of Class .....................     (2.67)%             0.26%

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

BALANCED PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

High total return with low volatility.


PRINCIPAL INVESTMENT STRATEGIES



The fund invests in common and preferred stocks, U.S. government securities, and investment grade bonds and other fixed-income senior securities of private issuers. The percentage of the fund's assets invested in each type of security at any time is determined by the judgment of Alliance Capital, the sub-adviser for the fund's investments appointed by Mitchell Hutchins, the fund's manager. At all times, however, the fund keeps at least 25% of its total assets in a fixed income allocation, which may consist of a combination of bonds and cash.



The fund's manager, Brinson Advisors, has appointed Alliance Capital to serve as sub-adviser for the fund's investments. In deciding which equity securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time and the current price of its securities relative to their perceived worth. In deciding which fixed income securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, as well as the credit quality and financial condition of individual issuers and, where applicable, the protection afforded by the terms of the particular obligations.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


 - ASSET ALLOCATION RISK - Alliance Capital may not be successful in choosing the best allocation of the fund's assets between equity and debt securities.


 - EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


 - INTEREST RATE RISK - The value of the fund's bond investments generally will fall when interest rates rise. Some corporate bonds provide that the issuer may repay them earlier than the maturity date. When interest rates are falling, bond issuers may exercise this right more often, and the fund may have to reinvest these repayments at lower interest rates.



 - CREDIT RISK - Bond issuers may fail to make payments when due, or they may become less willing or less able to do so.



More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.


The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have a longer performance history than any other class of fund shares.



The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and that, therefore, does not include any sales charges or expenses.



The fund's past performance does not necessarily indicate how the fund will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which Alliance Capital assumed day-to-day portfolio management responsibility.


        TOTAL RETURN ON CLASS H SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991                 18.73%
1992                  5.18%
1993                 15.76%
1994                (9.59)%
1995                 23.27%
1996                 16.82%
1997                 24.86%
1998                 16.81%
1999                  1.82%
2000                  0.34%


 Best quarter during years shown      --     4th quarter, 1998:    14.29%
 Worst quarter during years shown     --     3rd quarter, 1998:    (8.46)%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                 CLASS H    CLASS I   S&P 500
 (INCEPTION DATE)                     (6/01/88)  (8/17/99)   INDEX
 ----------------                     ---------  ---------  -------
 One Year...........................      0.34%      0.04%   (9.10)%
 Five Years.........................     11.73%       N/A    18.33%
 Ten Years..........................     10.86%       N/A    17.44%
 Life of Class......................     10.07%      2.45%       *


-------------------


  * Average annual total returns for the S&P 500 Index for the life of each class shown were as follows: Class H -16.57% and Class I -1.16%.

Mitchell Hutchins Series Trust    Growth and Income Portfolio

-------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Current income and capital growth.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. When the economic outlook is unfavorable for common stocks, the fund may invest in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred stocks.



Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers.



The fund's manager, Brinson Advisors, has appointed Alliance Capital to serve as sub-adviser for the fund's investments. In deciding which equity securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time and the current price of its securities relative to their perceived worth. In deciding which fixed income securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, as well as the credit quality and financial condition of individual issuers and, where applicable, the protection afforded by the terms of the particular obligations.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 - EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.



More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Growth and Income Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.


The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have a longer performance history than any other class of fund shares.



The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.



The fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which Alliance Capital assumed day-to-day portfolio management responsibility.


        TOTAL RETURN ON CLASS H SHARES (1993 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991
1992
1993                (2.26)%
1994                (6.18)%
1995                 30.52%
1996                 22.12%
1997                 32.45%
1998                 16.32%
1999                 10.33%
2000                (4.87)%


 Best quarter during years shown      --     4th quarter, 1998:    19.73%
 Worst quarter during years shown     --     3rd quarter, 1998:   (14.91)%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                 CLASS H   CLASS I    S&P 500
 (INCEPTION DATE)                     (1/02/92)  (1/5/99)    INDEX
 ----------------                     ---------  --------  ----------
 One Year...........................     (4.87)%   (5.06)%     (9.10)%
 Five Years.........................     14.58%      N/A       18.33%
 Life of Class......................     10.44%     2.77%          *


-------------------


  * Average annual total returns for the S&P 500 Index for the life of each class shown were as follows: Class H -16.08% and Class I -4.89%.

Mitchell Hutchins Series Trust    Growth Portfolio

-------------------------------------------------------------------

GROWTH PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The fund emphasizes investments in large and mid cap companies. Current income is only an incidental consideration in the fund's investments.



Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers and the fund also may invest in bonds, including bonds that are rated below investment grade. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.



The fund's manager, Brinson Advisors, has appointed Alliance Capital to serve as sub-adviser for the fund's investments. In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 - EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.


 - LIMITED CAPITALIZATION RISK - Equity risk is greater for the common stocks of mid cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources.


 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Growth Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.


The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have a longer performance history than any other class of fund shares.



The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.



The fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which Alliance Capital assumed day-to-day portfolio management responsibility.


        TOTAL RETURN ON CLASS H SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991                 42.10%
1992                  5.83%
1993                 19.61%
1994               (11.65)%
1995                 32.50%
1996                 18.70%
1997                 15.41%
1998                 30.59%
1999                 33.61%
2000               (20.17)%


 Best quarter during years shown      --     4th quarter, 1998:    30.29%
 Worst quarter during years shown     --     4th quarter, 2000:   (17.00)%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                 CLASS H    CLASS I   S&P 500
 (INCEPTION DATE)                     (5/04/87)  (7/18/99)   INDEX
 ----------------                     ---------  ---------  --------
 One Year...........................    (20.17)%   (20.39)%   (9.10)%
 Five Years.........................     13.79%       N/A     18.33%
 Ten Years..........................     14.92%       N/A     17.44%
 Life of Class......................     13.59%     (4.75)%       *


-------------------


  * Average annual total returns for the S&P 500 Index for the life of each class shown were as follows: Class H -14.67% and Class I -0.74%.

Mitchell Hutchins Series Trust    Aggressive Growth Portfolio

-------------------------------------------------------------------

AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Maximizing long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in common stocks of U.S. companies that its sub-adviser expects to grow faster than the average rate of companies in the S&P 500 Index. The fund has the flexibility to invest in companies of any size, including small capitalization ("small cap") companies. In general, however, the fund invests the majority of its assets in mid capitalization ("mid cap") companies.


Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers and the fund also may invest in bonds. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.

The fund invests in companies that are diversified over a cross-section of industries. The fund's investments may include growth companies, cyclical companies or companies that its sub-adviser believes to be undergoing a basic change in operations or markets that would result in a significant improvement in earnings.


The fund's investment adviser, Brinson Advisors, has appointed
Nicholas-Applegate Capital Management, L.P. as the fund's sub-adviser. In selecting investments for the fund, Nicholas-Applegate uses a proprietary investment methodology to identify companies with attractive earnings and growth potential and to evaluate their investment prospects.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 - EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

 - LIMITED CAPITALIZATION RISK - Equity risk is greater for the common stocks of mid and small cap companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Aggressive Growth Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares, the only class outstanding during the periods shown.

The table that follows the bar chart shows the average annual returns for Class H shares over several time periods. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.

The fund's past performance does not necessarily indicate how it will perform in the future.

        TOTAL RETURN ON CLASS H SHARES (1994 IS THE FUND'S FIRST FULL YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991
1992
1993
1994                (2.90)%
1995                 21.04%
1996                 25.23%
1997                 20.76%
1998                 15.30%
1999                 25.07%
2000                (4.76)%


 Best quarter during years shown      --     4th quarter, 1998:    18.30%
 Worst quarter during years shown     --     3rd quarter, 1998:   (20.75)%


AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                 CLASS H     S&P 500
 (INCEPTION DATE)                     (11/02/93)    INDEX
 ----------------                     ----------  ---------
 One Year...........................      (4.76)%    (9.10)%
 Five Years.........................      15.74%     18.33%
 Life of Class......................      13.20%     17.83%

Mitchell Hutchins Series Trust    Small Cap Portfolio

-------------------------------------------------------------------

SMALL CAP PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in stocks of small capitalization ("small cap") companies that its sub-adviser believes offer the possibility of above-average earnings growth. The fund may invest in both well-known and established companies and in new and unseasoned companies. The fund considers companies with market capitalizations of up to $1.5 billion to be small cap. The fund may also invest in special situations. Special situations occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.



The fund may also invest in non-convertible bonds and preferred stocks. Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers. The fund may (but is not required to) use options, futures contracts and other derivatives to help manage portfolio risks.



The fund's manager, Brinson Advisors, has appointed Alliance Capital to serve as sub-adviser for the fund's investments. In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider the relevant economic and political outlook, the values of the specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:

 - EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.

 - LIMITED CAPITALIZATION RISK - Equity risk is greater for the common stocks of small cap companies because they generally are more vulnerable than large or mid cap companies to adverse business or economic developments and they may have more limited resources.

 - FOREIGN INVESTING RISK - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad. However, because the fund's foreign investments must be denominated in U.S. dollars, it generally is not subject to the risk of changes in currency valuations.

 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Small Cap Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.


The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have a longer performance history than any other class of fund shares.



The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. The table compares fund returns to returns on two broad-based market indices of small cap companies that are unmanaged and, therefore, do not include any sales charges or expenses.



The fund's past performance does not necessarily indicate how it will perform in the future. This may be particularly true for the period prior to October 10, 2000, which is the date on which Alliance Capital assumed day-to-day portfolio management responsibility.


        TOTAL RETURN ON CLASS H SHARES (1999 IS THE FUND'S FIRST FULL CALENDAR YEAR OF OPERATIONS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991
1992
1993
1994
1995
1996
1997
1998
1999                  6.13%
2000                 14.21%

 Best quarter during year shown       --     4th quarter, 1999:    16.48%
 Worst quarter during year shown      --     1st quarter, 1999:   (15.50)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                 CLASS H    CLASS I   S&P SMALLCAP  RUSSELL 2000
 (INCEPTION DATE)                     (9/28/98)  (7/6/99)    600 INDEX       INDEX
 ----------------                     ---------  ---------  ------------  ------------
 One Year...........................     14.21%     13.88%       11.80%        (3.02)%
 Life of Class .....................     22.40%     14.52%           *            **


-------------------


  * Average annual total returns for the S&P Small Cap 600 Index for the life of each class shown were as follows: Class H -18.96% and Class I -12.70%.
 ** Average annual total returns for the Russell 2000 Index for the life of each class shown were as follows: Class H -14.93% and Class I -5.01%.

Mitchell Hutchins Series Trust    Global Equity Portfolio

-------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

FUND OBJECTIVE

Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The fund invests primarily in equity securities of U.S. companies, established non-U.S. companies, companies participating in foreign economies with prospects for growth (including U.S. companies having their principal activities and interests outside the United States) and foreign government securities. The fund diversifies its holdings broadly among countries and normally invests in companies in at least three countries, one of which may be the United States, although the fund may invest a substantial portion of its assets in one or more foreign countries. The fund also invests, to a lesser extent, in stocks of issuers in other countries, including emerging markets, and in U.S. and foreign bonds. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.



The fund's manager, Brinson Advisors, has appointed Alliance Capital to serve as sub-adviser for the fund's investments. Alliance Capital allocates the fund's assets between U. S. and foreign markets based on its assessment of the relative risks and opportunities in each market.



In deciding which securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, a company's strength in fundamentals, its potential for earnings growth and capital appreciation over time, and the current price of its securities relative to their perceived worth.


PRINCIPAL RISKS

An investment in the fund is not guaranteed; you may lose money by investing in the fund. The principal risks presented by the fund are:


 - EQUITY RISK - Stocks and other equity securities generally fluctuate in value more than bonds. The fund could lose all of its investment in a company's stock.


 - FOREIGN INVESTING AND EMERGING MARKETS RISKS - The value of the fund's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

 - DERIVATIVES RISK - The fund's investments in derivatives may rise or fall more rapidly than other investments.


More information about risks of an investment in the fund is provided below in "More About Risks and Investment Strategies."

Mitchell Hutchins Series Trust    Global Equity Portfolio

-------------------------------------------------------------------

PERFORMANCE

RISK/RETURN BAR CHART AND TABLE

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.


The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have a longer performance history than any other class of fund shares.



The table that follows the bar chart shows the average annual returns over several time periods for each class of the fund's shares. The table compares fund returns to returns on a broad-based market index that is unmanaged and, therefore, does not include any sales charges or expenses.



The fund's past performance does not necessarily indicate how it will perform in the future. This is especially true for the period after October 10, 2000, when Alliance Capital assumed day-to-day portfolio management responsibility.


        TOTAL RETURN ON CLASS H SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CALENDAR YEAR  TOTAL RETURN
1991                  4.93%
1992                (7.55)%
1993                 40.02%
1994               (11.94)%
1995                (3.54)%
1996                 15.14%
1997                  7.16%
1998                 13.50%
1999                 18.47%
2000                (9.69)%

 Best quarter during years shown      --     4th quarter, 1998:    19.55%
 Worst quarter during years shown     --     3rd quarter, 1998:   (18.97)%

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2000



 CLASS                                CLASS H    CLASS I    MSCI WORLD
 (INCEPTION DATE)                     05/04/87    8/5/99      INDEX
 ----------------                     --------  ----------  ----------
 One Year...........................    (9.69)%     (9.82)%    (12.92)%
 Five Years.........................     8.42%        N/A       12.53%
 Ten Years..........................     5.64%        N/A       12.43%
 Life of Class......................     6.52%       1.17%          *


-------------------


  * Average annual total returns for the MSCI World Index for the life of each class shown were as follows: Class H -9.65% and Class I -0.50%.

Mitchell Hutchins Series Trust

-------------------------------------------------------------------

MORE ABOUT RISKS AND INVESTMENT STRATEGIES

PRINCIPAL RISKS

The main risks of investing in the funds are described below. Not all of these risks apply to each fund. You can find a list of the main risks that apply to a particular fund by looking under the "Investment Objective, Strategies and Risks" heading for that fund.

Other risks of investing in a fund, along with further details about some of the risks described below, are discussed in the funds' Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.


ASSET ALLOCATION RISK. Balanced Portfolio's sub-adviser may not be successful in choosing the best allocation of the fund's assets between equity and debt securities. Balanced Portfolio is more dependent on the ability of its sub-adviser to successfully assess the relative values in each asset class than funds that do not so allocate their assets.



CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade (commonly known as "junk bonds") involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by a fund. Low quality bonds may fluctuate in value more than higher quality bonds and, during periods of market volatility, may be more difficult to sell at the time and price a fund desires.



DERIVATIVES RISK. The value of "derivatives" -- so-called because their value "derives" from the value of an underlying asset, reference rate or index -- may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts, swap agreements and forward currency contracts are examples of derivatives. A fund's use of derivatives may not succeed for various reasons, including unexpected changes in the values of the derivatives or the assets underlying them. Also, if a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, the hedge will not succeed if changes in the values of the derivatives are not matched by opposite changes in the values of the assets being hedged.


EQUITY RISK. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. A fund may lose a substantial part, or even all, of its investment in a company's stock.


FOREIGN INVESTING AND EMERGING MARKETS RISKS. Foreign investing involve risks relating to political, social and economic developments abroad to a greater extent than investing in the securities of U.S. issuers. In addition, there are differences between U.S. and foreign regulatory requirements and market practices. Foreign investments denominated in foreign currencies are subject to the risk that the value of a foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.



Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities. However, the level of those risks often is higher due to the fact that social, political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger or more rapid changes in value.



INTEREST RATE RISK. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Interest rate risk is the primary risk for U.S. government bonds and usually for other very high quality bonds. The impact of changes in the general level of interest rates on lower quality bonds may be greater or less than the impact on higher quality bonds.



Some corporate and municipal bonds, particularly those issued at relatively high interest rates, provide that the issuer may repay them earlier than the maturity date. The issuers of these bonds are most likely to exercise the "call" provisions if prevailing interest rates are lower than they were when the bonds were issued. A fund then will have to reinvest the repayments at lower interest rates. Bonds subject to call provisions also may not benefit fully

Mitchell Hutchins Series Trust

-------------------------------------------------------------------


from the rise in value that generally occurs for bonds when interest rates fall.


LEVERAGE RISK. Leverage involves increasing the total assets in which a fund can invest beyond the level of its net assets. Because leverage increases the amount of a fund's assets, it can magnify the effect on the fund of changes in market values. As a result, while leverage can increase a fund's income and potential for gain, it also can increase expenses and the risk of loss. Strategic Fixed Income Portfolio, which uses leverage by investing in when-issued and delayed delivery bonds, attempts to limit the potential magnifying effect of the leverage by managing its portfolio duration.


LIMITED CAPITALIZATION RISK. Securities of mid and small cap companies generally involve greater risk than securities of larger capitalization companies because they may be more vulnerable to adverse business or economic developments. Mid and small cap companies also may have limited product lines, markets or financial resources, and they may be dependent on a relatively small management group. Securities of mid and small cap companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general. In general, all these risks are greater for small cap companies than for mid cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.



PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, a fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer term investment.



SINGLE ISSUER CONCENTRATION RISK. Global Income Portfolio and Strategic Income Portfolio are non-diversified. A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When a fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than it would for a diversified fund.


ADDITIONAL INVESTMENT STRATEGIES


DEFENSIVE POSITIONS; CASH RESERVES. To protect itself from adverse market conditions, a fund may take a temporary defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. In addition, if the board appoints a new sub-adviser to manage all or a portion of a fund's investments, it may increase its cash reserves to facilitate the transition to the investment style and strategies of the new sub-adviser. Since these investments provide relatively low income, a defensive position may not be consistent with achieving a fund's investment objective.


Money Market Portfolio invests exclusively in money market instruments. Each of the other funds may invest up to 35% of its total assets in cash or money market instruments as a cash reserve for liquidity or other purposes.

PORTFOLIO TURNOVER. Each fund may engage in frequent trading to achieve its investment objective. Frequent trading can result in portfolio turnover of 100% or more (high portfolio turnover).

Mitchell Hutchins Series Trust

-------------------------------------------------------------------


INVESTING IN THE FUND


PURCHASES, REDEMPTIONS AND EXCHANGES


Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund -- not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.



The fund offers both Class H and Class I shares to insurance company separate accounts:


 - Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.


 - Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by each fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.



An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.



The fund and Brinson Advisors (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of a fund's shares for a period of time.


PRICING AND VALUATION


Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on most national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the funds' net asset value per share will be calculated as of the time trading was halted.



The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for their securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.


Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.


The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. As a result, the fund's net asset value may change on days when you will not be able to buy and sell fund shares. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.

Mitchell Hutchins Series Trust

-------------------------------------------------------------------

MANAGEMENT


INVESTMENT MANAGER/ADVISER AND SUB-ADVISERS



Brinson Advisors, Inc. (formerly known as Mitchell Hutchins Asset Management Inc.) is the investment adviser and administrator of Money Market Portfolio, Strategic Fixed Income Portfolio and Aggressive Growth Portfolio. Brinson Advisors is the manager and administrator of the remaining funds. Brinson Advisors is located at 51 West 52nd Street, New York, New York, 10019-6114, and is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. On February 28, 2001, Brinson Advisors was manager, adviser or sub-adviser of 24 investment companies with 62 separate portfolios and aggregate assets of approximately $64.2 billion.



Brinson Advisors manages the investments of Money Market Portfolio directly and has appointed sub-advisers to manage the investments of the other funds.



Pacific Investment Management Company LLC ("PIMCO") is the sub-adviser for Strategic Fixed Income Portfolio. It is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. On December 31, 2000, PIMCO had approximately $216 billion in assets under management and was adviser or sub-adviser of investment companies with 84 portfolios and aggregate assets of approximately $715 billion.



Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate") is the sub-adviser for Aggressive Growth Portfolio. It is located at 600 West Broadway, 29th Floor, San Diego, California 92101. On March 31, 2001, Nicholas-Applegate had approximately $28.1 billion in assets under management and was the adviser or sub-adviser of 25 investment companies with 63 portfolios and aggregate net assets of approximately $3.65 billion.



Alliance Capital Management L. P. ("Alliance Capital"), located at 1345 Avenue of the Americas, New York, New York 10105, is a leading global investment management firm with approximately $454 billion in assets under management at December 31, 2000. Alliance Capital provides investment management services for many of the largest U. S. public and private employee benefit plans, for public employee retirement funds, and for foundations, pension funds, endowments, bank, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios.



The funds have received an exemptive order from the SEC that permits their board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. A fund's shareholders must approve this policy before the board may implement it. The shareholders of each fund except Money Market Portfolio have approved this policy. As of the date of this prospectus, the shareholders of Money Market Portfolio have not been asked to do so.


ADVISORY FEES


The funds paid advisory fees to Brinson Advisors for the most recent fiscal year at the following annual contract rates based on average daily net assets.



Money Market Portfolio                              0.50%
High Grade Fixed Income Portfolio                   0.50%
Strategic Fixed Income Portfolio                    0.50%
Strategic Income Portfolio                          0.75%
Global Income Portfolio                             0.75%
High Income Portfolio                               0.50%
Balanced Portfolio                                  0.75%
Growth and Income Portfolio                         0.70%
Growth Portfolio                                    0.75%
Aggressive Growth Portfolio                         0.80%
Small Cap Portfolio                                 1.00%
Global Equity Portfolio                             0.75%


PORTFOLIO MANAGERS


MONEY MARKET PORTFOLIO. Susan Ryan, a senior vice president of Brinson Advisors, is responsible for the day-to-day management of this fund's investments. Ms. Ryan has been with Brinson Advisors since 1982. She has held her fund responsibilities since its inception.



HIGH GRADE FIXED INCOME PORTFOLIO. Timothy Bacik, an assistant vice president and fixed income portfolio manager at Alliance Capital, is primarily responsible for the day-to-day management of the fund's investments and has held his fund responsibilities since October 10, 2000. Mr. Bacik, a Chartered Financial Analyst, manages domestic core portfolios and has eight years of investment experience. Prior to joining Alliance in 1996, Mr. Bacik focused on global bond portfolios at Scudder Stevens & Clark. Mr. Bacik received a B.A. in Economics from Wesleyan University.



STRATEGIC FIXED INCOME PORTFOLIO. William C. Powers, a PIMCO managing director, is primarily responsible for the day-to-day management of the fund's investments. Mr. Powers has been a senior member of the fixed income portfolio management group of PIMCO since

Mitchell Hutchins Series Trust

-------------------------------------------------------------------


1991 and assumed his fund responsibilities in September 1996.



STRATEGIC INCOME PORTFOLIO AND GLOBAL INCOME PORTFOLIO. Douglas J. Peebles, a senior vice president and portfolio manager at Alliance Capital, is primarily responsible for the day-to-day management of these funds' investments and has held his fund responsibilities since October 10, 2000. Mr. Peebles is the group head of the global sector rotation department and has 13 years of investment experience. Mr. Peebles' portfolio management responsibilities at Alliance Capital include the management of global, international, global high yield and multi-sector fixed income portfolios. Mr. Peebles joined Alliance Capital in 1987 and worked in the fund accounting and tax exempt departments within Alliance. He holds a B.A. degree in Accounting and Political Science from Muhlenberg College and an M.B.A. from Rutgers University.



HIGH INCOME PORTFOLIO. George D. Caffrey, a vice president and portfolio manager at Alliance Capital is primarily responsible for the day-to-day management of the fund's investments and has held his fund responsibilities since October 10, 2000. Before joining Alliance Capital, Mr. Caffrey joined the High Yield Bond Group at AIG Global Investment Corp. Previously, he has held management positions in corporate finance and distressed debt at HSBC. Mr. Caffrey started his career at General Electric Capital. Mr. Caffrey received his B.A. from Holy Cross College and his M.B.A. from Johns Hopkins University. He is a member of the New York Society of Security Analysts, Fixed Income Analysts Society, Inc. and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has six years of investment experience.



BALANCED PORTFOLIO. Frank Caruso, a senior vice president and portfolio manager at Alliance Capital, and Andrew M. Aran, a senior vice president and director of corporate bond/credit research at Alliance Capital, are primarily responsible for the day-to-day management of the fund's investments and have held their fund responsibilities since October 10, 2000.



Prior to joining Alliance Capital in 1994, Mr. Caruso was a managing director at Shearson Lehman Advisors, Shearson's $50 billion money management organization. At Shearson Lehman Advisors, he was the lead portfolio manager for Shearson's family of growth and income mutual funds. Mr. Caruso holds a B.A. from SUNY College at Oneonta. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and the Association for Investment Management and Research and has 19 years of investment experience.



Mr. Aran joined Alliance Capital in 1991 and heads the corporate bond/credit research group. He is also responsible for analyzing U.S. and international financial services firms. As research director, he has oversight responsibilities for private placements, investment grade and high yield bonds, municipal and money markets research. Research conducted by corporate analysts is used by portfolio managers in determining appropriate risk adjusted value for investments in Alliance's fixed income mutual as well as for institutional fixed income accounts. Mr. Aran has 20 years of investment experience, including fixed income credit research at PaineWebber Incorporated and heading Standard & Poor's
U. S. Financial Institutional Rating Group as senior vice president. Mr. Aran is a Chartered Financial Analyst and holds a B.A. in Economics from Rutgers University and an M.B.A. in Finance/ International Business from Fordham's Graduate School of Business.



GROWTH AND INCOME PORTFOLIO. Frank Caruso, a senior vice president and portfolio manager at Alliance Capital, is primarily responsible for the day-to-day management of the fund's investments and has held his fund responsibilities since October 10, 2000. Prior to joining Alliance Capital in 1994, Mr. Caruso was a managing director at Shearson Lehman Advisors, Shearson's $50 billion money management organization. At Shearson Lehman Advisors, he was the lead portfolio manager for Shearson's family of growth and income mutual funds.
Mr. Caruso holds a B.A. from SUNY College at Oneonta. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and the Association for Investment Management and Research and has 19 years of investment experience.



GROWTH PORTFOLIO. Alan E. Levi and Jane Mack Gould, each a senior vice president and portfolio manager at Alliance Capital, are primarily responsible for the day-to-day management of the fund's investments and have each held their fund responsibilities since January 9, 2001.



Mr. Levi joined Alliance in 1973. He has equity portfolio management responsibilities in the Disciplined Growth Group. Prior to joining the Disciplined Growth Group in 1995, Mr. Levi held various responsibilities in the Equity Research Department both as an analyst and, between 1990-1995, as Director of Research. He is a past Director and Treasurer of the Bank and Financial Analysts Association and served as a Director of the New York Society of Security Analysts between 1992-1994. Mr. Levi received his undergraduate degree from Johns Hopkins and an M.B.A. from the University of Chicago.
Mr. Levi has 28 years of investment experience. Ms. Gould has been with Alliance and DLJ since 1965, serving first as a research analyst and, since 1969, as a portfolio manager. Previously, she served in the research department of Smith, Barney & Co. Ms. Gould was a Trustee of the

Mitchell Hutchins Series Trust

-------------------------------------------------------------------


Institute of Chartered Financial Analysts, and a member of the original ERISA Board for Welfare and Pension Benefit Plans. A Phi Beta Kappa graduate of Duke University, Ms. Gould graduated with distinction from the Harvard-Radcliffe Program in Business Administration. She is a Chartered Financial Analyst and has 40 years of investment experience.



AGGRESSIVE GROWTH PORTFOLIO. The Systems Driven Internal Research team at Nicholas-Applegate, which is primarily responsible for the day-to-day management of the fund's investments, has been under the supervision of portfolio manager John Kane for the past five years. Mr. Kane has been the lead portfolio manager for the team since he joined the firm in 1994. The team has held its fund responsibilities since the fund's inception.



SMALL CAP PORTFOLIO. Bruce K. Aronow, a senior vice president and portfolio manager/research analyst at Alliance Capital, is primarily responsible for the day-to-day management of the fund's investments and has held his fund responsibilities since October 10, 2000. Mr. Aronow is team leader of the small cap growth equity portfolio management team. Prior to joining Alliance Capital in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors at INVESCO (NY) and auto/transportation since early 1997. He joined Chancellor Capital Management in 1994 as a small cap analyst primarily focusing on autos/transportation, specialty finance and consumer-related companies. Previously, Mr. Aronow was a senior associate with Kidder, Peabody & Company. Mr. Aronow has 12 years of investment experience and holds a B.A. with a concentration in Philosophy and a minor in Economics from Colgate University. He has served as a recent graduate member on the Board of Trustees of Colgate University from 1990-1993. Mr. Aronow is a Chartered Financial Analyst and a member of both the New York Society of Security Analysts and the Association of Investment Management and Research.



GLOBAL EQUITY PORTFOLIO. Sandra L. Yeager, a senior vice president at Alliance Capital, is primarily responsible for the day-to-day management of the fund's investments and has held her fund responsibilities since October 10, 2000. Ms. Yeager is a portfolio manager in the global/international equity group. Prior to portfolio management, she was a US Research Analyst at Alliance Capital covering the advertising, broadcasting, cable, media/entertainment and publishing business for three years and the bank and financial industries for five years. Before coming to Alliance Capital in 1990, Ms. Yeager was an analyst for Kidder, Peabody & Co. Ms. Yeager has 12 years of investment experience and received her undergraduate degree in Mathematics and English from Wellesley College and an M.B.A. from Harvard University.

Mitchell Hutchins Series Trust

-------------------------------------------------------------------

DIVIDENDS AND TAXES

DIVIDENDS

Dividends are paid in additional shares of the distributing fund unless the shareholder requests otherwise.

Money Market Portfolio declares dividends daily and pays them monthly; it does not expect to realize gains. The other funds normally declare and pay dividends and distribute any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.

TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity and variable life contracts. These accounts generally are not subject to tax on dividends from the funds or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

 - the insurance company separate accounts that purchase and hold shares of the funds and

 -  the holders of contracts funded through those separate accounts.

Each fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity or variable life contracts. Failure of a fund to do so would result in taxation of the insurance company issuing the contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for a more detailed discussion. Prospective investors are urged to consult their tax advisers.

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Mitchell Hutchins Series Trust

-------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The following financial highlights tables are intended to help you understand the funds' financial performance for the past 5 years. Shorter periods are shown for funds or classes of fund shares that have existed for less than 5 years. Certain information reflects financial results for a single fund share. In the tables, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose reports, along with the funds' financial statements, are included in the funds' Annual Reports to Shareholders. The Annual Reports may be obtained without charge by calling 1-800-986-0088.


Please note that not every fund had Class I shares outstanding during the periods shown.

The information in these tables pertains only to the funds and does not reflect charges related to the insurance company separate accounts that invest in the funds. See the appropriate variable annuity or variable life contract prospectus for information concerning these charges.

Mitchell Hutchins Series Trust    Money Market Portfolio

-------------------------------------------------------------------

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------


                                                          CLASS H
                                          ---------------------------------------
                                             FOR THE YEARS ENDED DECEMBER 31,
                                          ---------------------------------------
                                           2000    1999    1998    1997    1996
                                          ------  ------  ------  ------  -------
Net asset value, beginning of year......  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $  1.00
                                          ------  ------  ------  ------  -------

Net investment income...................    0.04    0.03    0.04    0.04     0.04
                                          ------  ------  ------  ------  -------

Dividends from net investment income....   (0.04)  (0.03)  (0.04)  (0.04)   (0.04)
                                          ------  ------  ------  ------  -------

Net asset value, end of year............  $ 1.00  $ 1.00  $ 1.00  $ 1.00  $  1.00
                                          ======  ======  ======  ======  =======

Total investment return(1)..............    4.63%   3.55%   4.51%   4.53%    4.32%
                                          ======  ======  ======  ======  =======

Ratios/Supplemental Data:

Net assets, end of year (000's).........  $3,030  $5,590  $9,582  $8,906  $12,287

Expenses to average net assets..........    1.82%   1.64%   1.15%   1.22%    1.17%

Net investment income to average net
  assets................................    4.44%   3.52%   4.42%   4.43%    4.27%


--------------------


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

Mitchell Hutchins Series Trust    High Grade Fixed Income Portfolio

-------------------------------------------------------------------

HIGH GRADE FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                                                   CLASS H
                                          ----------------------------------------------------------
                                                       FOR THE YEARS ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                             2000(2)        1999       1998       1997       1996
                                          --------------  ---------  ---------  ---------  ---------
Net asset value, beginning of year......      $ 8.82       $ 9.17     $ 9.29     $ 9.10     $ 9.49
                                              ------       ------     ------     ------     ------

Net investment income...................        0.57         0.54       0.56       0.55       0.50

Net realized and unrealized gains
  (losses) from investments.............        0.13        (0.89)      0.07       0.19      (0.37)
                                              ------       ------     ------     ------     ------

Net increase (decrease) from investment
  operations............................        0.70        (0.35)      0.63       0.74       0.13
                                              ------       ------     ------     ------     ------

Dividends from net investment income....       (0.59)          --      (0.56)     (0.55)     (0.52)

Distributions from net realized gains on
  investments...........................          --           --      (0.19)        --         --
                                              ------       ------     ------     ------     ------

Total dividends and distributions.......       (0.59)        0.00      (0.75)     (0.55)     (0.52)
                                              ------       ------     ------     ------     ------

Net asset value, end of year............      $ 8.93       $ 8.82     $ 9.17     $ 9.29     $ 9.10
                                              ======       ======     ======     ======     ======

Total investment return(1)..............        8.48%       (3.82)%     6.83%      8.13%      1.41%
                                              ======       ======     ======     ======     ======

Ratios/Supplemental Data:

Net assets, end of year (000's).........      $2,449       $4,568     $6,770     $7,345     $7,902

Expenses to average net assets..........        2.73%        1.91%      1.27%      1.43%      1.62%

Net investment income to average net
  assets................................        4.32%        4.65%      5.39%      5.54%      5.04%

Portfolio turnover rate.................         159%         166%       101%        95%       282%


--------------------


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.
(2) Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.

Mitchell Hutchins Series Trust    Strategic Fixed Income Portfolio

-------------------------------------------------------------------

STRATEGIC FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                                          CLASS H
                                          ---------------------------------------
                                             FOR THE YEARS ENDED DECEMBER 31,
                                          ---------------------------------------
                                           2000    1999    1998    1997    1996
                                          ------  ------  ------  ------  -------
Net asset value, beginning of year......  $10.42  $10.78  $10.64  $10.21  $ 10.61
                                          ------  ------  ------  ------  -------

Net investment income...................    0.82    0.72    0.70    0.69     0.70

Net realized and unrealized gains
  (losses) from investments, futures,
  options and foreign currency
  transactions..........................    0.34   (1.08)   0.21    0.44    (0.31)
                                          ------  ------  ------  ------  -------

Net increase (decrease) from investment
  operations............................    1.16   (0.36)   0.91    1.13     0.39
                                          ------  ------  ------  ------  -------

Dividends from net investment income....   (0.82)     --   (0.68)  (0.70)   (0.70)

Distributions from net realized gains on
  investments...........................      --    0.00++  (0.09)     --   (0.09)
                                          ------  ------  ------  ------  -------

Total dividends and distributions.......   (0.82)   0.00   (0.77)  (0.70)   (0.79)
                                          ------  ------  ------  ------  -------

Net asset value, end of year............  $10.76  $10.42  $10.78  $10.64  $ 10.21
                                          ======  ======  ======  ======  =======

Total investment return(1)..............   11.95%  (3.32)%   8.62%  11.00%    3.79%
                                          ======  ======  ======  ======  =======

Ratios/Supplemental Data:

Net assets, end of year (000's).........  $3,740  $6,250  $9,469  $9,891  $10,689

Expenses to average net assets..........    2.28%+   1.82%+   1.10%+   1.00%    1.52%

Net investment income to average net
  assets................................    5.11%   5.34%   5.88%   6.04%    5.88%

Portfolio turnover......................     690%    503%    245%    175%     317%


--------------------


+ Includes 0.09%, 0.10% and 0.14% of interest expense related to the reverse repurchase agreements entered into during the years ended December 31, 2000, December 31, 1999 and December 31, 1998, respectively.
++ The Fund paid a distribution of less than $0.005 per share for the year ended December 31, 1999.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

Mitchell Hutchins Series Trust    Strategic Income Portfolio

-------------------------------------------------------------------

STRATEGIC INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                                CLASS H                                            CLASS I
                            -----------------------------------------------  ----------------------------------------------------
                               FOR THE YEARS ENDED        FOR THE PERIOD                                        FOR THE PERIOD
                                   DECEMBER 31,         SEPTEMBER 28, 1998+             FOR THE               JANUARY 5, 1999++
                            --------------------------        THROUGH                  YEAR ENDED                  THROUGH
                               2000(2)         1999      DECEMBER 31, 1998        DECEMBER 31, 2000(2)        DECEMBER 31, 1999
                            --------------  ----------  -------------------  ------------------------------  --------------------
Net asset value, beginning
  of period...............     $ 11.73       $ 12.19          $ 12.00                    $11.73                     $12.22
                               -------       -------          -------                    ------                     ------

Net investment income.....        0.80@         0.77@            0.14                      0.76@                      0.76@

Net realized and
  unrealized gains
  (losses) from
  investments, foreign
  currency and futures
  contracts...............       (0.68)@       (0.54)@           0.20                     (0.67)@                    (0.56)@
                               -------       -------          -------                    ------                     ------

Net increase from
  investment operations...        0.12          0.23             0.34                      0.09                       0.20
                               -------       -------          -------                    ------                     ------

Dividends from net
  investment income.......       (0.54)        (0.68)           (0.14)                    (0.51)                     (0.68)

Distributions from net
  realized gains from
  investments.............          --            --            (0.01)                       --                         --

Distributions from paid in
  capital.................          --         (0.01)              --                        --                      (0.01)
                               -------       -------          -------                    ------                     ------

Total dividends and
  distributions to
  shareholders............       (0.54)        (0.69)           (0.15)                    (0.51)                     (0.69)
                               -------       -------          -------                    ------                     ------

Net asset value, end of
  period..................     $ 11.31       $ 11.73          $ 12.19                    $11.31                     $11.73
                               =======       =======          =======                    ======                     ======

Total investment
  return(1)...............        1.00%         1.89%            2.84%                     0.80%                      1.63%
                               =======       =======          =======                    ======                     ======

Ratios/Supplemental data:

Net assets, end of period
  (000's).................     $10,899       $11,423          $10,328                    $2,089                     $1,335

Expenses to average net
  assets, before waiver
  from manager............        1.59%         1.62%            1.44%*                    1.83%                      1.87%*

Expenses to average net
  assets, after waiver
  from manager............        1.59%         1.62%            1.44%*                    1.80%                      1.62%*

Net investment income to
  average net assets,
  before waiver from
  manager.................        6.84%         6.20%            5.09%*                    6.61%                      5.75%*

Net investment income to
  average net assets,
  after waiver from
  manager.................        6.84%         6.20%            5.09%*                    6.64%                      6.00%*

Portfolio turnover rate...         273%          403%              81%                      273%                       403%


--------------------


+    Commencement of operations.
++   Commencement of issuance of shares.
*    Annualized.
@    Calculated using the average daily shares outstanding for the period.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.

Mitchell Hutchins Series Trust    Global Income Portfolio

-------------------------------------------------------------------

GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                                           CLASS H
                                          -----------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                          -----------------------------------------
                                          2000+    1999    1998     1997     1996
                                          ------  ------  -------  -------  -------
Net asset value, beginning of year......  $10.54  $11.07  $ 10.81  $ 11.14  $ 11.20
                                          ------  ------  -------  -------  -------

Net investment income...................    0.53    0.59     0.69     0.75     0.87

Net realized and unrealized gains
  (losses) from investments and foreign
  currency..............................   (0.03)  (1.12)    0.36    (0.36)   (0.13)
                                          ------  ------  -------  -------  -------

Net increase (decrease) from investment
  operations............................    0.50   (0.53)    1.05     0.39     0.74
                                          ------  ------  -------  -------  -------

Dividends from net investment income....   (0.32)     --    (0.61)   (0.71)   (0.79)

Distributions from net realized gains
  from investments......................      --      --    (0.18)   (0.01)   (0.01)
                                          ------  ------  -------  -------  -------

Total dividends and distributions.......   (0.32)     --    (0.79)   (0.72)   (0.80)
                                          ------  ------  -------  -------  -------

Net asset value, end of year............  $10.72  $10.54  $ 11.07  $ 10.81  $ 11.14
                                          ======  ======  =======  =======  =======

Total investment return(1)..............    4.87%  (4.79)%    9.69%    3.50%    6.62%
                                          ======  ======  =======  =======  =======

Ratios/Supplemental Data:

Net assets, end of year (000's).........  $6,295  $8,828  $14,702  $17,730  $24,436

Expenses to average net assets..........    2.55%   2.09%    1.68%    1.52%    1.56%

Net investment income to average net
  assets................................    4.54%   4.62%    5.53%    6.34%    6.56%

Portfolio turnover rate.................     115%     43%     104%     142%     134%


--------------------


+ Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

Mitchell Hutchins Series Trust    High Income Portfolio

-------------------------------------------------------------------

HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------


                                                          CLASS H
                                          ----------------------------------------
                                          FOR THE YEARS ENDED    FOR THE PERIOD
                                             DECEMBER 31,      SEPTEMBER 28, 1998+
                                          -------------------        THROUGH
                                           2000++     1999      DECEMBER 31, 1998
                                          --------  ---------  -------------------
Net asset value, beginning of period....   $11.75    $ 12.40         $ 12.00
                                           ------    -------         -------

Net investment income...................     1.09       1.21            0.20

Net realized and unrealized gains
  (losses) from investments.............    (2.87)     (0.54)           0.42

Net increase (decrease) from investment
  operations............................    (1.78)      0.67            0.62
                                           ------    -------         -------

Dividends from net investment income....    (1.09)     (1.21)          (0.20)

Distributions from net realized gains
  from investments......................       --      (0.11)          (0.02)
                                           ------    -------         -------

Total dividends and distributions.......    (1.09)     (1.32)          (0.22)
                                           ------    -------         -------

Net asset value, end of period..........   $ 8.88    $ 11.75         $ 12.40
                                           ======    =======         =======

Total investment return(1)..............   (15.14)%     5.42%           5.16%
                                           ======    =======         =======

Ratios/Supplemental Data:

Net assets, end of period (000's).......   $9,042    $12,561         $10,933

Expenses to average net assets..........     1.28%      1.35%           1.20%*

Net investment income to average net
  assets................................     9.69%      9.44%           7.04%*

Portfolio turnover rate.................       39%        69%             21%


--------------------


+    Commencement of operations.
*    Annualized.
++ Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

Mitchell Hutchins Series Trust    Balanced Portfolio

-------------------------------------------------------------------

BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                                                     CLASS H
                                          --------------------------------------------------------------

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             2000(2)         1999        1998        1997       1996#
                                          --------------  ----------  ----------  ----------  ----------
Net asset value, beginning of period....     $ 11.75       $ 11.54     $ 11.33     $ 10.95     $ 10.70
                                             -------       -------     -------     -------     -------

Net investment income...................        0.28          0.26        0.28        0.28        0.29

Net realized and unrealized gains
  (losses) from investments and
  futures...............................       (0.25)        (0.05)       1.61        2.44        1.49
                                             -------       -------     -------     -------     -------

Net increase from investment
  operations............................        0.03          0.21        1.89        2.72        1.78
                                             -------       -------     -------     -------     -------

Dividends from net investment income....       (0.27)           --       (0.27)      (0.28)      (0.28)

Distributions from net realized gains
  from investments......................       (1.57)        (0.00)++    (1.41)      (2.06)      (1.25)
                                             -------       -------     -------     -------     -------

Total dividends and distributions.......       (1.84)        (0.00)      (1.68)      (2.34)      (1.53)
                                             -------       -------     -------     -------     -------

Net asset value, end of period..........     $  9.94       $ 11.75     $ 11.54     $ 11.33     $ 10.95
                                             =======       =======     =======     =======     =======

Total investment return(1)..............        0.34%         1.82%      16.81%      24.86%      16.82%
                                             =======       =======     =======     =======     =======

Ratios/Supplemental data:

Net assets, end of period...............     $13,941       $21,418     $28,549     $28,211     $29,224

Expenses to average net assets, before
  waiver from manager...................        1.34%         1.25%       0.97%       1.19%       1.24%

Expenses to average net assets, after
  waiver from manager...................        1.34%         1.25%       0.97%       1.19%       1.24%

Net investment income to average net
  assets, before waiver from manager....        2.12%         1.81%       2.08%       2.06%       2.29%

Net investment income to average net
  assets, after waiver from manager.....        2.12%         1.81%       2.08%       2.06%       2.29%

Portfolio turnover......................         185%          206%        177%        169%        235%

                                                                CLASS I
                                          ----------------------------------------------------
                                                                             FOR THE PERIOD
                                                     FOR THE                AUGUST 17, 1999+
                                                    YEAR ENDED                  THROUGH
                                               DECEMBER 31, 2000(2)        DECEMBER 31, 1999
                                          ------------------------------  --------------------
Net asset value, beginning of period....              $11.75                     $11.37
                                                      ------                     ------
Net investment income...................                0.25                       0.04
Net realized and unrealized gains
  (losses) from investments and
  futures...............................               (0.25)                      0.34
                                                      ------                     ------
Net increase from investment
  operations............................                0.00                       0.38
                                                      ------                     ------
Dividends from net investment income....               (0.27)                        --
Distributions from net realized gains
  from investments......................               (1.57)                     (0.00)++
                                                      ------                     ------
Total dividends and distributions.......               (1.84)                     (0.00)
                                                      ------                     ------
Net asset value, end of period..........              $ 9.91                     $11.75
                                                      ======                     ======
Total investment return(1)..............                0.04%                      3.34%
                                                      ======                     ======
Ratios/Supplemental data:
Net assets, end of period...............              $1,719                     $  596
Expenses to average net assets, before
  waiver from manager...................                1.57%                      1.82%*
Expenses to average net assets, after
  waiver from manager...................                1.54%                      1.57%*
Net investment income to average net
  assets, before waiver from manager....                1.98%                      1.14%*
Net investment income to average net
  assets, after waiver from manager.....                2.01%                      1.39%*
Portfolio turnover......................                 185%                       206%


--------------------


+    Commencement of issuance of shares.
# Prior to the close of business on January 26, 1996, the Balanced Portfolio was known as the Asset Allocation Portfolio.
++ The Portfolio made a distribution of less than $0.005 during the year ended December 31, 1999.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.

Mitchell Hutchins Series Trust    Growth and Income Portfolio

-------------------------------------------------------------------

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                                                     CLASS H
                                          --------------------------------------------------------------

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             2000(2)         1999        1998        1997        1996
                                          --------------  ----------  ----------  ----------  ----------
Net asset value, beginning of period....     $ 16.34       $ 14.81     $ 13.69     $ 12.27     $ 11.83
                                             -------       -------     -------     -------     -------

Net investment income...................        0.13@         0.05@       0.07        0.10        0.06

Net realized and unrealized gains
  (losses) from investments.............       (0.85)@        1.48@       2.16        3.88        2.53
                                             -------       -------     -------     -------     -------

Net increase (decrease) from investment
  operations............................       (0.72)         1.53        2.23        3.98        2.59
                                             -------       -------     -------     -------     -------

Dividends from net investment income....       (0.05)        (0.00)#     (0.07)      (0.10)      (0.06)

Distributions from net realized gains
  from investments......................       (1.05)           --       (1.04)      (2.46)      (2.09)
                                             -------       -------     -------     -------     -------

Total dividends and distributions.......       (1.10)        (0.00)#     (1.11)      (2.56)      (2.15)
                                             -------       -------     -------     -------     -------

Net asset value, end of period..........     $ 14.52       $ 16.34     $ 14.81     $ 13.69     $ 12.27
                                             =======       =======     =======     =======     =======

Total investment return(1)..............       (4.87)%       10.33%      16.32%      32.45%      22.12%
                                             =======       =======     =======     =======     =======

Ratios/Supplemental Data:

Net assets, end of period (000's).......     $17,471       $22,457     $24,497     $18,493     $14,520

Expenses to average net assets, before
  waiver from manager...................        1.14%         1.23%       1.04%       1.04%       1.58%

Expenses to average net assets, after
  waiver from manager...................        1.14%         1.23%       1.04%       1.04%       1.58%

Net investment income to average net
  assets, before waiver from manager....        0.83%         0.36%       0.46%       0.71%       0.49%

Net investment income to average net
  assets, after waiver from manager.....        0.83%         0.36%       0.46%       0.71%       0.49%

Portfolio turnover rate.................         122%           65%         69%         92%         99%

                                                                CLASS I
                                          ----------------------------------------------------
                                                                             FOR THE PERIOD
                                                     FOR THE                JANUARY 5, 1999+
                                                    YEAR ENDED                  THROUGH
                                               DECEMBER 31, 2000(2)        DECEMBER 31, 1999
                                          ------------------------------  --------------------
Net asset value, beginning of period....              $16.35                     $14.70
                                                      ------                     ------
Net investment income...................                0.10@                      0.04@
Net realized and unrealized gains
  (losses) from investments.............               (0.85)@                     1.61@
                                                      ------                     ------
Net increase (decrease) from investment
  operations............................               (0.75)                      1.65
                                                      ------                     ------
Dividends from net investment income....               (0.05)                     (0.00)#
Distributions from net realized gains
  from investments......................               (1.05)                        --
                                                      ------                     ------
Total dividends and distributions.......               (1.10)                     (0.00)#
                                                      ------                     ------
Net asset value, end of period..........              $14.50                     $16.35
                                                      ======                     ======
Total investment return(1)..............               (5.06)%                    11.23%
                                                      ======                     ======
Ratios/Supplemental Data:
Net assets, end of period (000's).......              $8,045                     $6,201
Expenses to average net assets, before
  waiver from manager...................                1.37%                      1.48%*
Expenses to average net assets, after
  waiver from manager...................                1.33%                      1.23%*
Net investment income to average net
  assets, before waiver from manager....                0.62%                      0.04%*
Net investment income to average net
  assets, after waiver from manager.....                0.66%                      0.29%*
Portfolio turnover rate.................                 122%                        65%


--------------------


+    Commencement of issuance of shares.
*    Annualized.
#    The portfolio made a distribution of less than $0.005.
@    Calculated using the average monthly shares outstanding for the period.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.

Mitchell Hutchins Series Trust    Growth Portfolio

-------------------------------------------------------------------

GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                                             CLASS H                                      CLASS I
                           -------------------------------------------  -------------------------------------------
                                                                                                  FOR THE PERIOD
                                FOR THE YEARS ENDED DECEMBER 31,               FOR THE            JULY 18, 1999+
                           -------------------------------------------       YEAR ENDED              THROUGH
                            2000#    1999     1998     1997     1996     DECEMBER 31, 2000#     DECEMBER 31, 1999
                           -------  -------  -------  -------  -------  ---------------------  --------------------
Net asset value,
  beginning of period....  $ 24.09  $ 18.03  $ 15.63  $ 17.48  $ 17.57         $24.09                 $20.59
                           -------  -------  -------  -------  -------         ------                 ------

Net investment income
  (loss).................    (0.12)   (0.14)   (0.07)    0.03    (0.06)         (0.15)                 (0.03)

Net realized and
  unrealized gains
  (losses) from
  investments............    (3.46)    6.20     4.79     2.69     3.29          (3.47)                  3.53
                           -------  -------  -------  -------  -------         ------                 ------

Net increase (decrease)
  from investment
  operations.............    (3.58)    6.06     4.72     2.72     3.23          (3.62)                  3.50
                           -------  -------  -------  -------  -------         ------                 ------

Dividends from net
  investment income......       --       --       --    (0.03)      --             --                     --

Distributions from net
  realized gains from
  investments............    (5.52)   (0.00)++   (2.32)   (4.54)   (3.32)         (5.52)               (0.00)++
                           -------  -------  -------  -------  -------         ------                 ------

Total dividends and other
  distributions..........    (5.52)   (0.00)   (2.32)   (4.57)   (3.32)         (5.52)                 (0.00)
                           -------  -------  -------  -------  -------         ------                 ------

Net asset value, end of
  period.................  $ 14.99  $ 24.09  $ 18.03  $ 15.63  $ 17.48         $14.95                 $24.09
                           =======  =======  =======  =======  =======         ======                 ======

Total investment
  return(1)..............   (20.17)%   33.61%   30.59%   15.41%   18.70%        (20.39)%               17.00%
                           =======  =======  =======  =======  =======         ======                 ======

Ratios/Supplemental Data:

Net assets, end of period
  (000's)................  $21,521  $36,428  $36,830  $30,586  $36,357         $1,853                 $2,375

Expenses to average net
  assets, before waiver
  from manager...........     1.11%    1.11%    1.05%    1.05%    1.14%          1.41%                  1.39%*

Expenses to average net
  assets, after waiver
  from manager...........     1.11%    1.11%    1.05%    1.05%    1.14%          1.37%                  1.14%*

Net investment income
  (loss) to average net
  assets, before waiver
  from manager...........    (0.57)%   (0.58)%   (0.37)%    0.12%   (0.29)%         (0.86)%            (0.83)%*

Net investment income
  (loss) to average net
  assets, after waiver
  from manager...........    (0.57)%   (0.58)%   (0.37)%    0.12%   (0.29)%         (0.82)%            (0.58)%*

Portfolio turnover
  rate...................       53%      23%      50%      89%      53%            53%                    23%


--------------------


+    Commencement of issuance of shares.
*    Annualized.
# Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.
++ The Fund paid a distribution of less than $0.005 for the period ended December 31, 1999.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges: results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

Mitchell Hutchins Series Trust    Aggressive Growth Portfolio

-------------------------------------------------------------------

AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------


                                            CLASS H
                           ------------------------------------------
                                FOR THE YEARS ENDED DECEMBER 31,
                           ------------------------------------------
                            2000    1999     1998     1997     1996
                           ------  -------  -------  -------  -------
Net asset value,
  beginning of year......  $17.06  $ 13.64  $ 13.40  $ 13.09  $ 11.34
                           ------  -------  -------  -------  -------

Net investment loss......   (0.14)   (0.18)   (0.12)   (0.09)   (0.10)

Net realized and
  unrealized gains from
  investments............    0.48     3.60     2.15     2.78     2.93
                           ------  -------  -------  -------  -------

Net increase from
  investment
  operations.............    0.34     3.42     2.03     2.69     2.83
                           ------  -------  -------  -------  -------

Distributions from net
  realized gains from
  investments............   (8.59)      --    (1.79)   (2.38)   (1.08)
                           ------  -------  -------  -------  -------

Net asset value, end of
  year...................  $ 8.81  $ 17.06  $ 13.64  $ 13.40  $ 13.09
                           ======  =======  =======  =======  =======

Total investment
  return(1)..............   (4.76)%   25.07%   15.30%   20.76%   25.23%
                           ======  =======  =======  =======  =======

Ratios/Supplemental Data:

Net assets, end of year
  (000's)................  $8,986  $15,491  $18,715  $19,076  $19,167

Expenses to average net
  assets.................    1.42%    1.38%    1.21%    1.18%    1.52%

Net investment loss to
  average net assets.....   (1.12)%   (0.95)%   (0.70)%   (0.59)%   (0.74)%

Portfolio turnover
  rate...................     124%     135%      73%      89%     115%


--------------------


(1) Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.

Mitchell Hutchins Series Trust    Small Cap Portfolio

-------------------------------------------------------------------

SMALL CAP PORTFOLIO
--------------------------------------------------------------------------------


                                                           CLASS H                                     CLASS I
                                          -----------------------------------------  -------------------------------------------
                                          FOR THE YEARS ENDED     FOR THE PERIOD                               FOR THE PERIOD
                                              DECEMBER 31,      SEPTEMBER 28, 1998+         FOR THE            JULY 6, 1999+
                                          --------------------        THROUGH             YEAR ENDED              THROUGH
                                            2000#      1999      DECEMBER 31, 1998    DECEMBER 31, 2000#     DECEMBER 31, 1999
                                          ---------  ---------  -------------------  ---------------------  --------------------
Net asset value, beginning of period....   $15.26     $14.90          $12.00                $15.25                 $14.70
                                           ------     ------          ------                ------                 ------

Net investment loss.....................    (0.23)     (0.41)          (0.04)                (0.22)                 (0.12)

Net realized and unrealized gains from
  investments...........................     2.42       1.32            3.67                  2.36                   1.22
                                           ------     ------          ------                ------                 ------

Net increase from investment
  operations............................     2.19       0.91            3.63                  2.14                   1.10
                                           ------     ------          ------                ------                 ------

Distributions from net realized gains
  from investments......................    (3.63)     (0.55)          (0.73)                (3.63)                 (0.55)
                                           ------     ------          ------                ------                 ------

Net asset value, end of period..........   $13.82     $15.26          $14.90                $13.76                 $15.25
                                           ======     ======          ======                ======                 ======

Total investment return(1)..............    14.21%      6.13%          30.36%                13.88%                  7.51%
                                           ======     ======          ======                ======                 ======

Ratios/Supplemental Data:

Net assets, end of period (000's).......   $4,599     $4,769          $4,057                $  655                 $  301

Expenses to average net assets, before
  waiver from manager...................     2.21%      3.86%           1.94%*                2.46%                  4.05%*

Expenses to average net assets, after
  waiver from manager...................     2.21%      3.86%           1.94%*                2.44%                  3.80%*

Net investment loss to average net
  assets, before waiver from manager....    (1.48)%    (3.09)%         (1.27)%*              (1.72)%                (3.38)%*

Net investment loss to average net
  assets, after waiver from manager.....    (1.48)%    (3.09)%         (1.27)%*              (1.70)%                (3.13)%*

Portfolio turnover rate.................      142%        98%             17%                  142%                    98%


--------------------


+    Commencement of issuance of shares.
# Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

Mitchell Hutchins Series Trust    Global Equity Portfolio

-------------------------------------------------------------------

GLOBAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                     CLASS H
                                          --------------------------------------------------------------

                                                         FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------------------------------------
                                             2000(2)         1999        1998        1997        1996
                                          --------------  ----------  ----------  ----------  ----------
Net asset value, beginning of period....      $16.21       $ 13.74     $ 14.62     $ 13.74     $ 12.00
                                              ------       -------     -------     -------     -------

Net investment income (loss)............        0.02         (0.03)       0.08        0.04        0.07

Net realized and unrealized gains
  (losses) from investments, futures and
  foreign currency transactions.........       (1.42)         2.56        1.92        0.94        1.75
                                              ------       -------     -------     -------     -------

Net increase (decrease) from investment
  operations............................       (1.40)         2.53        2.00        0.98        1.82
                                              ------       -------     -------     -------     -------

Dividends from net investment income....       (0.14)        (0.05)         --       (0.04)      (0.08)

Distributions from net realized gains
  from investments......................       (1.52)        (0.01)      (2.88)      (0.06)         --
                                              ------       -------     -------     -------     -------

Total dividends and other
  distributions.........................       (1.66)        (0.06)      (2.88)      (0.10)      (0.08)
                                              ------       -------     -------     -------     -------

Net asset value, end of period..........      $13.15       $ 16.21     $ 13.74     $ 14.62     $ 13.74
                                              ======       =======     =======     =======     =======

Total investment return(1)..............       (9.69)%       18.47%      13.50%       7.16%      15.14%
                                              ======       =======     =======     =======     =======

Ratios/Supplemental Data:

Net assets, end of period (000's).......      $8,129       $13,015     $15,799     $21,215     $25,701

Expenses to average net assets, before
  waiver from manager...................        1.74%         1.85%       1.33%       1.07%       1.10%

Expenses to average net assets, after
  waiver from manager...................        1.74%         1.85%       1.33%       1.07%       1.10%

Net investment income to average net
  assets, before waiver from manager....        0.14%         0.13%       0.46%       0.26%       0.46%

Net investment income to average net
  assets, after waiver from manager.....        0.14%         0.13%       0.46%       0.26%       0.46%

Portfolio turnover rate.................          99%           63%        154%         81%         44%

                                                                CLASS I
                                          ----------------------------------------------------
                                                                             FOR THE PERIOD
                                                     FOR THE                AUGUST 5, 1999+
                                                    YEAR ENDED                  THROUGH
                                               DECEMBER 31, 2000(2)        DECEMBER 31, 1999
                                          ------------------------------  --------------------
Net asset value, beginning of period....              $16.20                     $14.43
                                                      ------                     ------
Net investment income (loss)............               (0.01)                      0.01
Net realized and unrealized gains
  (losses) from investments, futures and
  foreign currency transactions.........               (1.41)                      1.82
                                                      ------                     ------
Net increase (decrease) from investment
  operations............................               (1.42)                      1.83
                                                      ------                     ------
Dividends from net investment income....               (0.14)                     (0.05)
Distributions from net realized gains
  from investments......................               (1.52)                     (0.01)
                                                      ------                     ------
Total dividends and other
  distributions.........................               (1.66)                     (0.06)
                                                      ------                     ------
Net asset value, end of period..........              $13.12                     $16.20
                                                      ======                     ======
Total investment return(1)..............               (9.82)%                    12.74%
                                                      ======                     ======
Ratios/Supplemental Data:
Net assets, end of period (000's).......              $  616                     $  387
Expenses to average net assets, before
  waiver from manager...................                2.01%                      2.25%*
Expenses to average net assets, after
  waiver from manager...................                1.98%                      2.00%*
Net investment income to average net
  assets, before waiver from manager....               (0.18)%                    (0.89)%*
Net investment income to average net
  assets, after waiver from manager.....               (0.15)%                    (0.64)%*
Portfolio turnover rate.................                  99%                        63%


--------------------


+    Commencement of issuance of shares.
*    Annualized.
(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Investment Sub-Advisory functions for this portfolio were transferred from Brinson Advisors to Alliance Capital Management L.P. on October 10, 2000.

Mitchell Hutchins Series Trust

-------------------------------------------------------------------

If you want more information about the funds, the following documents are available free upon request:


         ANNUAL/SEMI-ANNUAL REPORTS


         Additional information about the funds' investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during the last fiscal year.


         STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS


         The SAI provides more detailed information about the funds and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.


You may discuss your questions about the funds by contacting your Financial Advisor. You may obtain free copies of the funds' annual and semi-annual reports and the SAI, or request other information, by contacting the funds directly at 1-800-986-0088.



You may review and copy information about the funds, including shareholder reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You may obtain information about the operations of the SEC's Public Reference Room by calling the SEC at 1-202-942-8090. You can get copies of reports and other information about the funds:



 - For a fee, by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102; or


 - Free, from the EDGAR Database on the SEC's Internet website at: http://www.sec.gov

Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919


-C-2001. Brinson Advisors, Inc. All rights reserved.

                         MITCHELL HUTCHINS SERIES TRUST
                               51 WEST 52ND STREET
                          NEW YORK, NEW YORK 10019-6114

                       STATEMENT OF ADDITIONAL INFORMATION

         The following funds are series of Mitchell Hutchins Series Trust ("Trust"), a professionally managed open-end investment company.


         Money Market Portfolio                High Grade Fixed Income Portfolio
         Strategic Fixed Income Portfolio      Strategic Income Portfolio
         Global Income Portfolio               High Income Portfolio
         Balanced Portfolio                    Growth and Income Portfolio
         Aggressive Growth Portfolio           Growth Portfolio
         Global Equity Portfolio               Small Cap Portfolio


         Global Income Portfolio and Strategic Income Portfolio are non-diversified series of the Trust. The other funds are diversified series. Each fund offers its Class
H and Class I shares only to insurance company separate accounts that fund benefits under certain variable annuity contracts and variable life insurance contracts.


         Brinson Advisors, Inc. ("Brinson Advisors," formerly known as Mitchell Hutchins Asset Management Inc.) an indirect wholly owned asset management subsidiary of UBS AG, serves as investment adviser and administrator for each fund. Certain funds have sub-advisers. Brinson Advisors also serves as distributor for the funds' Class I shares.


         Portions of the funds' Annual Reports to Shareholders are incorporated by reference into this Statement of Additional Information ("SAI"). The Annual Reports accompany this SAI. You may obtain additional copies of a fund's Annual Report by calling toll-free 1-800-986-0088.


         This SAI is not a prospectus and should be read only in conjunction with funds' current Prospectus, dated May 1, 2001. A copy of the Prospectus may be obtained by calling any UBS PaineWebber-SM-* Financial Advisor or correspondent firm or by calling toll-free 1-800-986-0088. The Prospectus contains more complete information about the funds. You should read it carefully before investing.



         This SAI is dated May 1, 2001.



                                TABLE OF CONTENTS                                      PAGE
            The Funds and Their Investment Policies..................................     2
            The Funds' Investments, Related Risks and Limitations....................     8
            Strategies Using Derivative Instruments..................................    32
            Organization; Trustees and Officers; Principal Holders and Management
            Ownership of Securities..................................................    40
            Investment Advisory, Administration and Distribution Arrangements........    48
            Portfolio Transactions...................................................    54
            Additional Purchase and Redemption Information...........................    59
            Valuation of Shares......................................................    59
            Taxes....................................................................    61
            Dividends................................................................    64
            Other Information........................................................    64
            Financial Statements.....................................................    65
            Appendix.................................................................    65



------------------------------
* UBS PaineWebber is a service mark of UBS AG.

                     THE FUNDS AND THEIR INVESTMENT POLICIES

         No fund's investment objective may be changed without shareholder approval. Except where noted, the other investment policies of each fund may be changed by the board without shareholder approval. As with other mutual funds, there is no assurance that a fund will achieve its investment objective.

         MONEY MARKET PORTFOLIO'S investment objective is maximum current income consistent with liquidity and conservation of capital. The fund invests in high quality money market instruments that have, or are deemed to have, remaining maturities of 13 months or less. Money market instruments are short-term debt obligations and similar securities. These instruments include (1) U.S. and foreign government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term corporate obligations of U.S. and foreign corporations, partnerships, trusts and similar entities, (4) repurchase agreements and (5) investment company securities. Money market instruments also include longer term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The fund may purchase participation interests in any of the securities in which it is permitted to invest. Participation interests are pro rata interests in securities held by others. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

         Money Market Portfolio may invest in obligations (including certificates of deposit, bankers' acceptances, time deposits and similar obligations) of U.S. and foreign banks only if the institution has total assets at the time of purchase in excess of $1.5 billion. The fund's investments in non-negotiable time deposits of these institutions will be considered illiquid if they have maturities greater than seven days.


         Money Market Portfolio may purchase only those obligations that Brinson Advisors determines, pursuant to procedures adopted by the board, present minimal credit risks and are "First Tier Securities" as defined in Rule 2a-7 under the Investment Company Act of 1940, as amended ("Investment Company Act"). A First Tier Security is either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("rating agencies"), (2) rated in the highest short-term rating category by a single rating agency if only that rating agency has assigned the obligation a short-term rating, (3) issued by an issuer that has received such a short-term rating with respect to a security that is comparable in priority and security,
(4) subject to a guarantee rated in the highest short-term rating category or issued by a guarantor that has received the highest short-term rating for a comparable debt obligation or (5) unrated, but determined by Brinson Advisors to be of comparable quality.



         Subsequent to its purchase by Money Market Portfolio, an issue may cease to be rated or its rating may be reduced. If a security in the fund's portfolio ceases to be a First Tier Security (as defined above) or Brinson Advisors becomes aware that a security has received a rating below the second highest rating by any rating agency, Brinson Advisors and, in certain cases, the board, will consider whether the fund should continue to hold the obligation. A First Tier Security rated in the highest short-term category by a single rating agency at the time of purchase that subsequently receives a rating below the highest rating category from a different rating agency may continue to be considered a First Tier Security.


         Money Market Portfolio may purchase variable and floating rate securities with remaining maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, the fund may purchase variable and floating rate securities of other issuers. The yields on these securities are adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. Certain of these obligations carry a demand feature that gives the fund the right to tender them back to a specified party, usually the issuer or a remarketing agent, prior to maturity. The fund's investment in these securities must comply with conditions established by the Securities and Exchange Commission ("SEC") under which they may be considered to have remaining maturities of 13 months or less. The fund will purchase variable and floating rate securities of non-U.S. government issuers that have remaining maturities of more than 13 months only if the securities are subject to a demand feature exercisable within 13 months or less.

         Generally, Money Market Portfolio may exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain its portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed-rate securities.

         Variable rate securities include variable amount master demand notes, which are unsecured redeemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between Money Market Portfolio and an issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the fund or the issuer. These notes are payable on demand and may or may not be rated.

         Money Market Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities), except that the fund may invest up to 25% of its total assets in First Tier Securities of a single issuer for a period of up to three business days. The fund may purchase only U.S. dollar denominated obligations of foreign issuers.

         Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund may invest in the securities of other investment companies.


         HIGH GRADE FIXED INCOME PORTFOLIO'S primary investment objective is current income; capital appreciation is a secondary investment objective. Alliance Capital Management L.P. ("Alliance Capital") serves as sub-adviser for the fund's assets. The fund invests primarily in U.S. government securities (including those backed by mortgages), repurchase agreements and forward contracts relating to U.S. government securities and other high-grade debt securities (including non-U.S. government mortgage- and asset-backed securities) that are, at the time of purchase, rated within one of the three highest grades assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service Inc. ("Moody's"), comparably rated by another rating agency or, if unrated, determined by Alliance Capital to be of comparable quality. The fund normally invests at least 65% of its total assets in these types of securities and normally invests at least 45% of its total assets in U.S. government securities. The fund may invest up to 35% of its total assets in corporate bonds and collateralized mortgage obligations with the lowest investment grade rating by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Alliance Capital to be of comparable quality. The average weighted maturity of the fund's investments varies between one year or less and 30 years.



         High Grade Fixed Income Portfolio may invest up to 20% of its total assets in non-convertible preferred stock of issuers whose senior debt securities are rated within one of the three highest grades by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Alliance Capital to be of comparable quality. The fund may invest in U.S. dollar denominated bonds sold in the United States by foreign issuers (Yankee bonds) if the securities are traded on recognized U.S. exchanges or in the U.S. over-the-counter market, provided that the bonds are rated within one of the three highest grades by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Alliance Capital to be of comparable quality. The fund may invest up to 10% of its total assets in convertible bonds that are rated within one of the three highest grades by S&P or Moody's, comparably rated by another rating agency or, if unrated, determined by Alliance Capital to be of comparable quality. The fund's aggregate investments in non-convertible preferred stocks, bonds of foreign issuers and convertible bonds may not exceed 25% of its total assets at the time of an investment.


         No more than 55% of High Grade Fixed Income Portfolio's total assets may be represented by U.S. Treasury obligations to assure the fund's satisfaction of the diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity and/or life insurance contracts. These diversification requirements must be satisfied by the fund as an investment vehicle underlying the segregated asset accounts.

         High Grade Fixed Income Portfolio may acquire common stock through the conversion of convertible bonds where it believe such exercise is in the best interest of the fund and its shareholders. In such event, however, the fund expects to sell the common stock resulting from such conversion as soon as practicable. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis, but these forward commitments are limited to 30% of its total assets. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 30% of its total assets. The fund may borrow from banks or through reverse repurchase agreements up to 15% of its total assets for temporary or emergency purposes. The fund may invest in the securities of other investment companies and may sell short "against the box" with respect to securities having a value of up to 10% of its net assets.



         STRATEGIC FIXED INCOME PORTFOLIO'S investment objective is total return with low volatility. Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser for the fund's assets. The fund invests in bonds of varying maturities but normally maintains a dollar-weighted average portfolio duration between three and eight years. Under normal circumstances, the fund invests at least 65% of its total assets in fixed income securities, which include U.S. government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities), corporate bonds of U.S. and foreign issuers (including mortgage- and asset-backed securities of private issuers), convertible securities, foreign currency exchange-related securities, loan participations and assignments and money market instruments. The fund's investments in mortgage-backed securities of private issuers are limited to 35% of its total assets and its investments in loan participations and assignments are limited to 5% of its net assets.


         Strategic Fixed Income Portfolio invests primarily in investment grade bonds but may invest up to 20% of its total assets in securities, including convertible securities, that are not investment grade but are rated at least B by S&P or Moody's, assigned a comparable rating by another rating agency or, if unrated, determined by the sub-adviser to be of comparable quality. The fund may invest up to 20% of its total assets in a combination of Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of its total assets may be invested in bonds denominated in foreign currencies. Yankee bonds are U.S. dollar denominated obligations of foreign issuers that are held in the United States, and Eurodollar bonds are U.S. dollar denominated obligations of issuers that are held outside the United States, primarily in Europe.

         Strategic Fixed Income Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 33 1/3% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."


         GLOBAL INCOME PORTFOLIO AND STRATEGIC INCOME PORTFOLIO. These two funds have similar investment objectives and are managed in a similar manner by Alliance Capital, their sub-adviser. Global Income Portfolio's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. Strategic Income Portfolio's primary investment objective is to achieve a high level of current income. As a secondary investment objective, the fund seeks capital appreciation. Each fund primarily invests in debt securities of U.S. or foreign governments, supranational entities, U.S. and non-U.S. companies and commercial paper of banks and bank holding companies. Each fund's foreign investments are generally denominated in foreign currencies, including the Euro. Normally, each fund invests at least 65% of its total assets in debt securities of at least three (and usually considerably more) countries and invests approximately 25% of its total assets in U.S. dollar denominated debt securities. The average weighted maturity of each fund's investments in fixed-income securities is expected to vary between one year or less and 10 years.



         Each fund invests only in securities of issuers in countries whose governments are deemed stable by Alliance Capital. Alliance Capital's determination that a particular country should be considered stable depends on its evaluation of political and economic developments affecting the country. Alliance Capital does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. government debt securities. Each fund seeks to minimize investment risk by limiting its portfolio investments to high-quality debt securities.

         Each fund intends to spread investment risk among the capital markets of a number of countries. The percentage of a fund's assets invested in the debt securities of the government of, or a company based in, a particular country or denominated in a particular currency varies depending on the relative yields of the securities, the economies of the countries in which the investments are made, and the countries' financial markets, the interest rate climate of the countries and the relationship of the countries' currencies to the U.S. dollar. Currency is judged on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies), as well as technical and political data.



         Each fund's investments may include mortgage-backed securities, zero coupon securities and other bonds sold with a discount, bonds that are not paying current income (a category that does not include zero coupon bonds and other bonds sold with a discount) and secured and unsecured fixed or floating rate loans in the form of participations and assignments. The funds also may invest in convertible debt securities.



         Each fund may use options and futures contracts only for hedging purposes. In addition, the market value of futures contracts held by a fund may not exceed 50% of the value of its total assets.



         Each fund may invest up to 10% of its net assets in illiquid securities. Each fund may purchase securities on a when-issued or delayed delivery basis. Each fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 30% of its total assets. A fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 15% of its total assets. Each fund may invest in the securities of other investment companies and may sell short "against the box" with respect to securities having a value of up to 10% of its total assets.



         HIGH INCOME PORTFOLIO'S investment objective is to provide high income. Alliance Capital serves as sub-adviser for the fund's assets. The fund invests in a diversified mix of high-yield, below investment grade bonds (commonly known as "junk bonds"). The fund normally invests at least 65% of its total assets in high yield corporate bonds that, at the time of purchase, are rated at least BBB or lower by S&P, Baa or lower by Moody's, are comparably rated by another rating agency or, if unrated, of comparable quality as determined by Alliance Capital. The fund normally does not invest in bonds that are rated below CCC by S&P, Caa by Moody's, comparably rated by another rating agency or, if unrated, of comparable quality as determined by Alliance Capital. The fund's investments may include convertible bonds, preferred stock and mortgage- and asset-backed securities. When the spreads between the yields derived from lower-rated bonds and those derived from higher-rated bonds are relatively narrow, the fund may invest in the higher rated bonds because they may provide similar yields with somewhat less risk.



         High Income Portfolio normally does not invest more than 35% of its total assets in other types of securities, including U.S. government bonds, higher rated corporate bonds and repurchase agreements. The fund may invest up to 25% of its total assets in U.S. dollar denominated securities of foreign issuers and may invest up to 20% of its total assets in securities denominated in foreign currencies. The fund also may invest up to 20% of its total assets in municipal securities.



         High Income Portfolio may write covered call options listed on national securities exchanges and on foreign currencies, provided that the amount does not exceed 25% of its total assets. The fund may write covered put options listed on national securities exchanges and on foreign currencies, provided that the amount of portfolio securities subject to outstanding options does not exceed 15% of its total assets. The fund also may invest in fixed and floating rate loans through either participations in or assignments of all or a portion of loans made by banks.



         High Income Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis, but these forward commitments are limited to 30% of its total assets. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 30% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 15% of its total assets. The fund may invest in the securities of other investment companies.



         BALANCED PORTFOLIO'S investment objective is high total return with low volatility. Alliance Capital serves as sub-adviser for the fund's assets. The fund invests in common and preferred stocks, U.S. government and agency obligations, investment grade bonds (whether convertible or non-convertible) and fixed-income senior securities (including short- and long-term debt securities and preferred stocks to the extent their value is attributable to their fixed-income characteristics) in such proportions and of such type as Alliance Capital deems best adapted to the current economic and market outlooks. The percentage of the fund's assets invested in each type of security at any time shall be in accordance with the judgment of Alliance Capital, except that the fund maintains a fixed income allocation (including bonds and cash) of at least 25%.



         Balanced Portfolio may invest in U.S. dollar denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market, but does not have any present intention of doing so. The fund's use of options is limited to writing covered call options listed on a domestic securities exchange and purchasing call options to close out a position in an option written by it. The fund will not write a covered call option if, as a result, more than 25% of its assets are subject to call options. The fund does not expect to use futures contracts, options on futures contracts or swap transactions.



         Balanced Portfolio may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis, but these forward commitments are limited to 30% of its total assets. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 15% of its total assets. The fund may invest in the securities of other investment companies.



         GROWTH AND INCOME PORTFOLIO'S investment objective is current income and capital growth. Alliance Capital serves as sub-adviser for the fund's assets. The fund invests primarily in dividend-paying common stocks of large, well-established "blue-chip" companies. When the economic outlook is unfavorable for common stocks, the fund may invest in other types of securities, such as bonds, convertible bonds, preferred stocks and convertible preferred sotcks. The fund may invest up to 25% of its total assets in U.S. dollar denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Because investing in foreign securities entails certain political and economic risks, the fund restricts its investments in these securities to issues of high quality.



         Growth and Income Portfolio's use of options is limited to writing covered call options listed on a domestic securities exchange and purchasing call options to close out a position in an option written by it. The fund will not write a covered call option if, as a result, more than 25% of its assets are subject to call options. The fund does not expect to use futures contracts, options on futures contracts or swap transactions. The fund may invest up to 10% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 15% of its total assets. The fund may invest in the securities of other investment companies.



         GROWTH PORTFOLIO'S investment objective is long-term capital appreciation. Alliance Capital serves as sub-adviser for the fund's assets. The fund invests primarily in equity securities of companies with favorable earnings outlooks and whose long-term growth rates are expected to exceed that of the U.S. economy over time. The fund emphasizes investments in large- and mid-cap companies. Under normal circumstances, the fund invests at least 65% of its total assets in equity securities. Current income is only an incidental consideration in the fund's investments.



         Growth Portfolio may invest up to 35% of its total assets in U.S. government bonds and in corporate bonds, including up to 25% in corporate bonds (including convertible bonds) that are rated below investment grade. From time to time, the fund may invest in securities in the lowest rating category if there are prospects for an upgrade or a favorable conversion into equity securities. The fund may invest in zero coupon securities and payment-in-kind securities. The fund may invest up to 25% of its total assets in U.S. dollar denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.



         Growth Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis, but these forward commitments are limited to 30% of its total assets. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 25% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 10% of its total assets. The fund's investments in repurchase agreements are limited to 25% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box" with respect to securities having a value of up to 5% of its total assets.



         AGGRESSIVE GROWTH PORTFOLIO'S investment objective is maximizing long-term capital appreciation. Nicholas-Applegate Capital Management serves as sub-adviser for the fund's assets. Under normal market conditions, the fund invests at least 75% of its total assets in common stocks. The fund invests primarily in common stocks of U.S. companies the assets and stock prices of which the sub-adviser expects to grow faster than the average rate of companies in the S&P 500 Index. The fund is not restricted to investments in companies of any particular size. The fund may invest up to 25% of its total assets in preferred and convertible securities issued by similar growth companies, U.S. government bonds and investment grade corporate bonds. The fund may invest up to 25% of its total assets in U.S. dollar denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market.



         Aggressive Growth Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 20% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box."



         SMALL CAP PORTFOLIO'S investment objective is long-term capital appreciation. Alliance Capital serves as sub-adviser for the fund's assets. The fund invests at least 65% of its total assets in equity securities of small capitalization ("small cap") companies, which are defined as companies having market capitalizations of up to $1.5 billion at the time of purchase. Subject to this 65% investment requirement, the fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth and may invest in both well-known and established companies and in new and unseasoned companies. The fund also may invest in non-convertible bonds and preferred stocks. The fund may invest without limit in U.S. dollar denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter market. Current income is only an incidental consideration in selecting the fund's investments.



         Small Cap Portfolio may, subject to its 65% investment requirement, invest in special situations. Special situations occur when the securities of a company are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Special situations can include liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new managemnt or management policies. Special situations often involve much greater risk than is inherent in ordinary investment securities. The fund, however, will not purchase securities of any company with a record of less than three years continuous operation (including that of predecessors) if such purchase would cause the fund's investments in such companies, taken at cost, to exceed 25% of the value of the fund's total assets.



         Small Cap Portfolio may write covered call options listed on national securities exchanges and on foreign currencies, provided that the amount of the fund's assets subject to call options does not exceed 15% of its total assets. The fund does not write put options but may buy and sell put and call options written by others provided that the aggregate cost of all outstanding options purchased and held by the fund at no times exceeds 10% of its total assets. The fund may use futures contracts and options thereon only for hedging purposes. In addition, (1) the fund will not enter into any futures contract or option thereon if immediately thereafter the market values of the outstanding futures contracts held by the fund and the futures contracts subject to outstanding options written by the fund would exceed 50% of its total assets, and (2) the fund will not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures.

         Small Cap Portfolio may invest up to 15% of its net assets in illiquid securities. The fund may purchase securities on a when-issued or delayed delivery basis, but these forward commitments are limited to 30% of its total assets. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. The fund may borrow from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 5% of its total assets. The fund may invest in the securities of other investment companies and may sell short "against the box" with respect to securities having a value of up to 15% of its net assets.



         GLOBAL EQUITY PORTFOLIO'S investment objective is long-term capital appreciation. Alliance Capital serves as sub-adviser for the fund's assets. The fund invests primarily in equity securities of U.S. companies, established non-U.S. companies, companies participating in foreign economies with prospects for growth (including U.S. companies having their principal activities and interests outside the United States) and foreign government securities. Under normal circumstances, the fund invests at least 80% of its assets in these types of companies and also invests at least 65% of its total assets in common stocks and securities convertible into common stocks. The fund diversifies its holdings broadly among countries and normally invests in companies in at least three countries, one of which may be the United States, although the fund may invest a substantial portion of its assets in one or more foreign countries. The fund may also hold other types of securities, including non-convertible securities and debt securities of U.S. or foreign issuers, including U.S. government bonds.



         Alliance Capital allocates Global Equity Portfolio's assets between U.S. investments and foreign investments. The fund also may use derivative instruments to adjust its exposure to U.S. and foreign stock markets. The fund's use of forward currency contracts is limited to 50% of its assets. The fund may invest in securities of issuers located in emerging markets, but does not currently itend to invest more than 10% of its assets in these securities.



         Global Equity Portfolio may invest up to 10% of its net assets in illiquid securities. The fund's investments in repurchase agreements of up to seven days' duration is limited to 10% of its total assets. The fund may purchase securities on a when-issued or delayed delivery basis. The fund may lend its portfolio securities to qualified broker-dealers or institutional investors in an amount up to 30% of its total assets. The fund may borrow money from banks or through reverse repurchase agreements for temporary or emergency purposes, but not in excess of 15% of its total assets. The fund may invest in the securities of other investment companies.


              THE FUNDS' INVESTMENTS, RELATED RISKS AND LIMITATIONS

         The following supplements the information contained in the Prospectus and above concerning the funds' investments, related risks and limitations. Except as otherwise indicated in the Prospectus or the SAI, the funds have established no policy limitations on their ability to use the investments or techniques discussed in these documents.

         EQUITY SECURITIES. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

         Preferred stock has certain fixed income features, like a bond, but actually it is equity that is senior to a company's common stock. Convertible bonds may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

         While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

         BONDS are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

         Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund's investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

         CREDIT RATINGS; NON-INVESTMENT GRADE BONDS. Moody's, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in the Appendix to this SAI. The process by which Moody's and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

         Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade the rating of a bond. Subsequent to a bond's purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.


         In addition to ratings assigned to individual bond issues, Brinson Advisors or the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.



         Investment grade bonds are rated in one of the four highest rating categories by Moody's or S&P, comparably rated by another rating agency or, if unrated, determined by Brinson Advisors or the applicable sub-adviser to be of comparable quality. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated bonds. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody's are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing.


         Non-investment grade bonds (commonly known as "junk bonds" and sometimes referred to as "high-yield" bonds) are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by Brinson Advisors or the sub-adviser to be of comparable quality. A fund's investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.


         The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent years by volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to the issuers' financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

         The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

         U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

         U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS programs, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.


         Treasury inflation-indexed securities ("TIIS") (also known as "inflation-indexed securities") are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See "Taxes -- Other Information," below.

         ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

         MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government sponsored enterprises. Other domestic mortgage-backed securities are sponsored or issued by private entities, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purposes entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate.

         Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to herein as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risk and evaluating them requires special knowledge.

         A major difference between mortgage-backed securities and traditional bonds is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans may be prepaid at any time. When interest rates go down and homeowners refinance their mortgages, mortgage-backed securities may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed securities may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

         Mortgage-backed securities also may decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the fund purchased the security. Prepayments at a slower rate than expected may lengthen the effective life of a mortgage-backed security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

         CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

         Certain classes of CMOs and other mortgage-backed securities are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

         The market for privately issued mortgage-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured differently than domestic mortgage-backed securities, but they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.


         During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities, can be extremely volatile, and these securities may become illiquid. Brinson Advisors or the applicable sub-adviser seeks to manage a fund's investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with its investment objective. Management of portfolio duration is an important part of this. However, computing the duration of mortgage-backed securities is complex. See, "The Funds' Investments, Related Risks and Limitations -- Duration." If Brinson Advisors or the applicable sub-adviser does not compute the duration of mortgage-backed securities correctly, the value of the fund's portfolio may be either more or less sensitive to changes in market interest rates than intended. In addition, if market interest rates or other factors that affect the volatility of securities held by a fund change in ways that Brinson Advisors or the applicable sub-adviser does not anticipate, the fund's ability to meet its investment objective may be reduced.



         More information concerning these mortgage-backed securities and the related risks of investments therein is set forth below. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment limitations, the funds expect to invest in those new types of mortgage-backed securities that Brinson Advisors or the applicable sub-adviser believe may assist the funds in achieving their investment objectives. Similarly, the funds may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein. The funds that may invest in foreign securities may invest in foreign mortgage-backed securities, which may be structured differently than domestic mortgage-backed securities.


         GINNIE MAE CERTIFICATES -- Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as the funds. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

         FANNIE MAE CERTIFICATES -- Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

         FREDDIE MAC CERTIFICATES -- Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

         PRIVATE MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to CMOs issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "The Funds' Investments, Related Risks and Limitations -- Types of Credit Enhancement." These credit enhancements do not protect investors from changes in market value.

         COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE PASS-THROUGHS -- CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay the debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

         In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

         Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

         Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates -- I.E., the yield may increase as rates increase and decrease as rates decrease -- but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed-rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

         TYPES OF CREDIT ENHANCEMENT -- To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) loss protection. Loss protection relates to losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Loss protection ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

         SPECIAL CHARACTERISTICS OF MORTGAGE- AND ASSET-BACKED SECURITIES -- The yield characteristics of mortgage- and asset-backed securities differ from those of traditiona1 debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

         The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a fund's yield.

         ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES -- Adjustable rate mortgage ("ARM") securities (sometimes referred to as "ARMs") are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest. Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed-rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed-rate securities. ARMs represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARM loans. These mortgage loans generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARM loans specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. These mortgage loans also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM loan, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If a monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM loan. Borrowers under these mortgage loans experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

         ARM loans also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed-rate mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARM loans might decrease. The rate of prepayments with respect to ARM loans has fluctuated in recent years.

         The rates of interest payable on certain ARM loans, and therefore on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARM loans that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

         Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

         INVESTING IN FOREIGN SECURITIES. Investing in foreign securities may involve more risks than investing in U.S. securities. The value of foreign securities is subject to economic and political developments in the countries where the issuers operate and to changes in foreign currency values. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In those European countries that are using the Euro as a common currency unit, individual national economies may be adversely affected by the inability of national governments to use monetary policy to address their own economic or political concerns.

         Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. From time to time foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when some of a fund's assets are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the fund due to subsequent declines in the value of such portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Foreign securities trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may expose a fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

         The costs of investing outside the United States frequently are higher than those attributable to investing in the United States. This is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

         Securities of foreign issuers may not be registered with the SEC, and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

         A fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of each fund's investment policies, depositary receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depositary receipt representing ownership of common stock will be treated as common stock.

         ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

         The funds that invest outside the United States anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although a fund will endeavor to achieve the best net results in effecting its portfolio transactions, transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

         Substantial limitations may exist in certain countries with respect to the funds' ability to repatriate investment capital or the proceeds of sales of securities.

         FOREIGN CURRENCY RISKS. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a fund's foreign investments. If the value of a foreign currency rises against the value of the U.S. dollar, the value of a fund's investments that are denominated in, or linked to, that currency will increase. Conversely, if the value of a foreign currency declines against the value of the U.S. dollar, the value of such fund investments will decrease. These changes may have a significant impact on the value of fund shares. In some instances, a fund may use derivative strategies to hedge against changes in foreign currency value. (See "Strategies Using Derivative Instruments," below.) However, opportunities to hedge against currency risk may not exist in certain markets, particularly with respect to emerging market currencies, and even when appropriate hedging opportunities are available, a fund may choose not to hedge against currency risk.

         Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. In the case of those European countries that use the Euro as a common currency unit, the relative merits of investments in the common market in which they participate, rather than the merits of investments in the individual country, will be a determinant of currency exchange rates. Currency exchange rates also can be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation, devaluation or other political or economic developments inside and outside the United States.

         Each fund values its assets daily in U.S. dollars, and funds that hold foreign currencies do not intend to convert them to U.S. dollars on a daily basis. From time to time a fund's foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a fund could suffer a loss of some or all of the amounts deposited. Each fund may convert foreign currency to U.S. dollars from time to time.

         The U.S. dollar value of fund assets that are denominated in foreign currencies may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, a fund may incur costs in connection with conversions between various currencies. Currency exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire immediately to resell that currency to the dealer. Funds that conduct currency exchange transactions do so either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

         EMERGING MARKET INVESTMENTS. The special risks of investing in foreign securities are heightened in emerging markets. For example, many emerging market currencies recently have experienced significant devaluations relative to the U.S. dollar in recent years. Emerging market countries typically have economic and political systems that are less fully developed and can be expected to be less stable than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets also may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in more developed markets.

         INVESTMENT AND REPATRIATION RESTRICTIONS -- Foreign investment in the securities markets of several emerging market countries is restricted or controlled to varying degrees. These restrictions may limit a fund's investment in these countries and may increase its expenses. For example, certain countries may require governmental approval prior to investments by foreign persons in a particular company or industry sector or limit investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. In addition, the repatriation of both investment income and capital from some emerging market countries is subject to restrictions, such as the need for certain government consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a fund's operations. These restrictions may in the future make it undesirable to invest in the countries to which they apply. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

         If, because of restrictions on repatriation or conversion, a fund were unable to distribute substantially all of its net investment income and capital gains within applicable time periods, the fund would be subject to federal income and/or excise taxes that would not otherwise be incurred and could cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Internal Revenue Code. If it did cease to qualify for that treatment, it would become subject to federal income tax on all of its income and net gains. See "Taxes -- Qualification as a Regulated Investment Company," below.

         DIFFERENCES BETWEEN THE U.S. AND EMERGING MARKET SECURITIES MARKETS. Most of the securities markets of emerging market countries have substantially less volume than the New York Stock Exchange, and equity securities of most companies in emerging market countries are less liquid and more volatile than equity securities of U.S. companies of comparable size. Some of the stock exchanges in emerging market countries are in the earliest stages of their development. As a result, securities settlements may in some instances be subject to delays and related administrative uncertainties. Many companies whose securities are traded on securities markets in emerging market countries are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States. Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies. Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy. Additionally, market-making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. To the extent that an emerging market country experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in that country may trade at price-earnings multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

         GOVERNMENT SUPERVISION OF EMERGING MARKET SECURITIES MARKETS; LEGAL SYSTEMS. There is also less government supervision and regulation of securities exchanges, listed companies and brokers in emerging market countries than exists in the United States. Therefore, less information may be available to a fund than with respect to investments in the United States. Further, in certain countries, less information may be available to a fund than to local market participants. Brokers in other countries may not be as well capitalized as those in the United States, so that they are more susceptible to financial failure in times of market, political or economic stress. In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         SOCIAL, POLITICAL AND ECONOMIC FACTORS -- Many emerging market countries may be subject to a greater degree of social, political and economic instability than is the case in the United States. Any change in the leadership or policies of these countries may halt the expansion of or reverse any liberalization of foreign investment policies now occurring. Such instability may result from, among other things, the following: (1) authoritarian governments or military involvement in political and economic decision making, and changes in government through extra-constitutional means; (2) popular unrest associated with demands for improved political, economic and social conditions;
(3) internal insurgencies; (4) hostile relations with neighboring countries; and
(5) ethnic, religious and racial disaffection. Such social, political and economic instability could significantly disrupt the financial markets in those countries and elsewhere and could adversely affect the value of a fund's assets. In addition, there may be the possibility of asset expropriations or future confiscatory levels of taxation affecting a fund.

         The economies of many emerging markets are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally the United States, Japan, China and the European Union. The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of these countries. In addition, the economies of some countries are vulnerable to weakness in world prices for their commodity exports, including crude oil. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities.

         Emerging markets include formerly communist countries of Eastern Europe, Russia and the other countries that once formed the Soviet Union, and China. Upon the accession to power of communist regimes approximately 50 to 80 years ago, the governments of a number of these countries seized a large amount of property. The claims of many property owners against those governments were never finally settled. There can be no guarantee that a fund's investments in these countries, if any, would not also be seized or otherwise taken away, in which case the fund could lose its entire investment in the country involved.

         FINANCIAL INFORMATION AND LEGAL STANDARDS -- Issuers in emerging market countries generally are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

         In addition, existing laws and regulations are often inconsistently applied. As legal systems in some of the emerging market countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

         FOREIGN SOVEREIGN DEBT. Sovereign debt includes bonds that are issued by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. Investment in sovereign debt involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the funds may have limited legal recourse in the event of a default.

         Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

         A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

         The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While a fund's sub-adviser manages its portfolio in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a fund to suffer a loss of interest or principal on any of its sovereign debt holdings.

         With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Some emerging market countries have from time to time declared moratoria on the payment of principal and interest on external debt.

         Some emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the funds, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

         Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a fund. Certain countries in which a fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments. Investing in local markets may require a fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the fund.

         BRADY BONDS -- Brady Bonds are sovereign bonds issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

         Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a fund will purchase Brady Bonds in which the price and yield to the investor reflect market conditions at the time of purchase.

         Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

         Brady Bonds are often viewed as having several valuation components:
(1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

         STRUCTURED FOREIGN INVESTMENTS. This term generally refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring usually involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is often dependent on the extent of the cash flow on the underlying instruments.

         Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

         CURRENCY-LINKED INVESTMENTS. The principal amount of securities that are indexed to specific foreign currency exchange rates may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A fund may experience loss of principal due to these adjustments.


         INVESTMENTS IN OTHER INVESTMENT COMPANIES. Each fund may invest in securities of other investment companies, subject to limitations under the Investment Company Act. Among other things, these limitations currently restrict a fund's aggregate investments in other investment companies to no more than 10% of its total assets. A fund's investments in certain private investment vehicles are not subject to this restriction. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of those companies' portfolio securities. At the same time, a fund would continue to pay its own management fees and expenses with respect to all its investments, including shares of other investment companies. Each fund may invest in the shares of other investment companies when, in the judgment of Brinson Advisors or the applicable sub-adviser, the potential benefits of the investment outweigh the payment of any management fees and expenses and, where applicable, premium or sales load.


         From time to time, investments in other investment companies may be the most effective available means for a fund to invest a portion of its assets. In some cases, investment in another investment company may be the most practical way for a fund to invest in securities of issuers in certain countries. These investments may include World Equity Benchmark Shares-SM- (commonly known as "WEBS"), which are exchange-traded shares of series of an investment company that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. A fund's investment in another investment company is subject to the risks of that investment company's underlying portfolio securities. Shares of exchange-traded investment companies also can trade at substantial discounts below the value of the companies' portfolio securities.


         Money Market Portfolio may invest in the securities of other money market funds when Brinson Advisors believes that (1) the amounts to be invested are too small or are available too late in the day to be effectively invested in money market instruments, (2) shares of other money market funds otherwise would provide a better return than direct investment in money market instruments or
(3) such investments would enhance the fund's liquidity. The other funds may invest in the securities of money market funds for similar reasons.


         ZERO COUPON AND OTHER OID SECURITIES; PIK SECURITIES. Zero coupon securities are securities on which no periodic interest payments are made but instead are issued at a deep discount from their maturity value. The buyer of these securities receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many types of zero coupon securities. Some are issued in zero coupon form, including Treasury bills, notes and bonds that have been stripped of (separated from) their unmatured interest coupons (unmatured interest payments) and receipts or certificates representing interests in such stripped debt obligations and coupons. Others are created by brokerage firms that strip the coupons from interest-paying bonds and sell the principal and the coupons separately.

         Other securities that are sold with original issue discount ("OID") (I.E., the difference between the issue price and the value at maturity) may provide for some interest to be paid prior to maturity. In addition, payment-in-kind ("PIK") securities pay interest in additional securities, not in cash. OID and PIK securities usually trade at a discount from their face value.

         Zero coupon securities are generally more sensitive to changes in interest rates than debt obligations of comparable maturities that make current interest payments. This means that when interest rates fall, the value of zero coupon securities rises more rapidly than securities paying interest on a current basis. However, when interest rates rise, their value falls more dramatically. Other OID securities and PIK securities also are subject to greater fluctuations in market value in response to changing interest rates than bonds of comparable maturities that make current distributions of interest in cash.

         Because federal tax law requires that accrued OID and "interest" on PIK securities must be included in a fund's current income (see "Taxes," below), a fund might be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions would have to be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A fund would not be able to purchase additional securities with cash used to make these distributions and its current income and the value of its shares would ultimately be reduced as a result.

         Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities.

         CONVERTIBLE SECURITIES. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities,
(2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a fund is called for redemption, the fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

         LOAN PARTICIPATIONS AND ASSIGNMENTS. Investments in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the fund's having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if the applicable sub-adviser determines that the selling Lender is creditworthy.

         When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

         Assignments and Participations are generally not registered under the Securities Act of 1933, as amended ("Securities Act"), and thus may be subject to a fund's limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

         TEMPORARY AND DEFENSIVE INVESTMENTS; MONEY MARKET INVESTMENTS. Each fund may invest in money market investments for temporary or defensive purposes, to reinvest cash collateral from its securities lending activities or as part of its normal investment program. Except for Money Market Portfolio, such investments include, among other things, (1) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities, (2) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (3) commercial paper and notes, including those with variable and floating rates of interest, (4) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks,
(5) debt obligations issued or guaranteed by one or more foreign governments or any of their foreign political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (6) bonds issued by foreign issuers, (7) repurchase agreements and (8) other investment companies that invest exclusively in money market instruments and similar private investment vehicles. Only those funds that may invest outside the United States may invest in money market instruments that are denominated in foreign currencies.

         WARRANTS. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

         ILLIQUID SECURITIES. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a fund has valued the securities and includes, among other things, purchased over-the-counter options, repurchase agreements maturing in more than seven days and restricted securities other than those Brinson Advisors or the applicable sub-adviser has determined are liquid pursuant to guidelines established by the board. The assets used as cover for over-the-counter options written by a fund will be considered illiquid unless the over-the-counter options are sold to qualified dealers that agree that the fund may repurchase any over-the-counter options it writes at a maximum price to be calculated by a formula set forth in the option agreements. The cover for an over-the-counter option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest only and principal only classes of mortgage-backed securities generally are considered illiquid. However, interest only and principal only classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if the applicable sub-adviser has determined that they are liquid pursuant to guidelines established by the board. A fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

         Restricted securities are not registered under the Securities Act and may be sold only in privately negotiated or other exempted transactions or after a Securities Act registration statement has become effective. Where registration is required, a fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to sell.

         Not all restricted securities are illiquid. If a fund that may invest outside the United States holds foreign securities that are freely tradeable in the country in which they are principally traded, they generally are not considered illiquid, even if they are restricted in the United States. A large institutional market has developed for many U.S. and foreign securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

         Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a fund, however, could affect adversely the marketability of the securities, and the fund might be unable to dispose of them promptly or at favorable prices.


         The board has delegated the function of making day-to-day determinations of liquidity to Brinson Advisors or the applicable sub-adviser pursuant to guidelines approved by the board. Brinson Advisors or the sub-adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Brinson Advisors or the sub-adviser monitors the liquidity of restricted securities in each fund's portfolio and reports periodically on such decisions to the board.






       Brinson Advisors and (where applicable) the sub-adviser monitor each fund's overall holdings of illiquid securities. If a fund's holdings of illiquid securities exceeds its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in relative market values of liquid and illiquid portfolio securities or shareholder redemptions), Brinson Advisors and the sub-adviser will consider what action would be in the best interest of the fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the fund's holdings of illiquid securities. However, a fund is not required immediately to dispose of illiquid securities under these circumstances.


         REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

         Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only with counterparties in transactions believed by Brinson Advisors or the applicable sub-adviser to present minimum credit risks.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund's limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain, in a segregated account with its custodian, cash or liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts."

         Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce that fund's obligation to repurchase the securities, and the fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

         WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each fund may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery, I.E., for issuance or delivery to the fund later than the normal settlement date at a stated price and yield. When issued securities include TBA ("to be announced") securities. TBA securities are usually mortgage-backed securities that are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date are determined upon settlement when the specific mortgage pools are assigned. A fund generally would not pay for such securities or start earning interest on them until they are received. However, when a fund undertakes a when-issued or delayed delivery obligation, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by a fund on a when-issued or delayed delivery basis may result in the fund's incurring or missing an opportunity to make an alternative investment.


         A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a fund's net asset value. When a fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "The Funds' Investments, Related Risks and Limitations -- Segregated Accounts." A fund's when-issued and delayed-delivery purchase commitments could cause its net asset value per share to be more volatile. A fund may sell the right to acquire the security prior to delivery if Brinson Advisors or the applicable sub-adviser deems it advantageous to do so, which may result in a gain or loss to the fund.


         DOLLAR ROLLS. In a dollar roll, a fund sells TBA mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a fund's limitation on borrowings.


         DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates the bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used by the applicable sub-adviser in portfolio selection and yield curve positioning of a fund's bond investments. Duration was developed as a more precise alternative to the concept "term to maturity." Traditionally, a bond's "term to maturity" has been used as a proxy for the sensitivity of the bond's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the bond). However, "term to maturity" measures only the time until the scheduled final payment on the bond, taking no account of the pattern of payments prior to maturity.


         Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending on its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.


         Duration allows the applicable sub-adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a fund's portfolio of bonds. For example, when the level of interest rates increases by 1%, a bond having a positive duration of three years generally will decrease by approximately 3%. Thus, if a sub-adviser calculates the duration of a fund's portfolio of bonds as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a fund's portfolio of bonds may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.


         Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.


         There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a bond. For example, floating and variable rate bonds often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, a sub-adviser will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.



     LENDING OF PORTFOLIO SECURITIES. Each fund is authorized to lend its portfolio to broker-dealers or institutional investors that Brinson Advisors deems qualified. Lending securities enables a fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a fund's portfolio securities must maintain acceptable collateral with the fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Brinson Advisors. Each fund may reinvest any cash collateral in money market investments or other short-term liquid investments including other investment companies. A fund also may reinvest cash collateral in private investment vehicles similar to money market funds, including one managed by Brinson Advisors. In determining whether to lend securities to a particular broker-dealer or institutional investor, Brinson Advisors will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each fund will retain authority to terminate any of its loans at any time. Each fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the reinvestment of cash held as collateral. A fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the fund's interest.


         Pursuant to procedures adopted by the board governing each fund's securities lending program, UBS PaineWebber Inc. ("UBS PaineWebber") has been retained to serve as lending agent for each fund. The boards also have authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to UBS PaineWebber for these services. Each board periodically reviews all portfolio securities loan transactions for which UBS PaineWebber acted as lending agent. UBS PaineWebber also has been approved as a borrower under each fund's securities lending program.


         MUNICIPAL BONDS. Municipal bonds are municipal obligations that are issued by states, municipalities, public authorities or other issuers and that pay interest that is exempt from federal income tax in the opinion of issuer's counsel. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Municipal bonds also include "moral obligation" bonds, which are normally issued by special purpose authorities. For these bonds, a government unit is regarded as morally obligated to support payment of the debt service, which is usually subject to annual budget appropriations. Various types of municipal bonds are described in the following sections.

         MUNICIPAL LEASE OBLIGATIONS. Municipal bonds include municipal lease obligations, such as leases, installment purchase contracts and conditional sales contracts, and certificates of participation therein. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment or facilities and may be subject to annual budget appropriations.



         Although municipal lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal lease obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.



         Certain municipal lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, a fund's ability to recover under the lease in the event of a non-appropriation or default will be limited solely to the repossession of leased property without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.



         INDUSTRIAL DEVELOPMENT BONDS ("IDBs") AND PRIVATE ACTIVITY BONDS ("PABs"). IDBs and PABs are issued by or on behalf of public authorities to finance various privately operated facilities, such as airport or pollution control facilities. These obligations are considered municipal bonds if the interest paid thereon is exempt from federal income tax in the opinion of the bond issuer's counsel. IDBs and PABs are in most cases revenue bonds and thus are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.



         FLOATING RATE AND VARIABLE RATE OBLIGATIONS. Floating rate and variable rate obligations are municipal bonds that bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate municipal securities to fluctuate less than the market value of fixed rate obligations. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or capital depreciation is less than for fixed rate obligations. Floating rate or variable rate obligations typically permit the holder to demand payment of principal from the issuer or remarketing agent at par value prior to maturity and may permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. Frequently, floating rate or variable rate obligations and/or the demand features thereon are secured by letters of credit or other credit support arrangements provided by banks or other financial institutions, the credit standing of which affects the credit quality of the obligations. Changes in the credit quality of these institutions could cause losses to a fund and adversely affect its share price.



         A demand feature gives a fund the right to sell the securities to a specified party, usually a remarketing agent, on a specified date. A demand feature is often backed by a letter of credit from a bank or a guarantee or other liquidity support arrangement from a bank or other financial institution. As discussed under "Participation Interests," to the extent that payment of an obligation is backed by a letter of credit, guarantee or other liquidity support that may be drawn upon demand, such payment may be subject to that institution's ability to satisfy that commitment.



         PARTICIPATION INTERESTS. Participation interests are interests in municipal bonds, including IDBs, PABs and floating and variable rate obligations, that are owned by banks. These interests carry a demand feature permitting the holder to tender them back to the bank, which demand feature generally is backed by an irrevocable letter of credit or guarantee of the bank. The credit standing of such bank affects the credit quality of the participation interests.

         A participation interest gives a fund an undivided interest in a municipal bond owned by a bank. The fund has the right to sell the instruments back to the bank. Such right generally is backed by the bank's irrevocable letter of credit or guarantee and permits the fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the fund's participation interest plus accrued interest. Generally, a fund expects to exercise the demand under the letters of credit or other guarantees (1) upon a default under the terms of the underlying bond, (2) to maintain the fund's portfolio in accordance with its investment objective and policies or (3) as needed to provide liquidity to the fund in order to meet redemption requests. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors.



         TENDER OPTION BONDS. Tender option bonds are long-term municipal bonds sold by a bank subject to a "tender option" that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the "tender option"). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in an attempt to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal bonds. Therefore, a fund's ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.



         PUT BONDS. A put bond is a municipal bond that gives the holder the unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond's maturity date. The obligation to purchase the bond on the exercise date may be supported by a letter of credit or other credit support arrangement from a bank, insurance company or other financial institution, the credit standing of which affects the credit quality of the obligation.



         TAX-EXEMPT COMMERCIAL PAPER AND SHORT-TERM MUNICIPAL NOTES. Municipal bonds include tax-exempt commercial paper and short-term municipal notes, such as tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements and other revenues.



         INVERSE FLOATERS. The rate of interest on some municipal bonds varies inversely with interest rates on other municipal bonds or an index. Such obligations include components of securities on which interest is paid in two separate parts - an auction component, which pays interest at a market rate that is set periodically through an auction process or other method, and a residual component, or "inverse floater," which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Because of the market volatility associated with inverse floaters, no fund will invest more than 10% of its total assets in inverse floaters.



         Because the interest rate paid to holders of inverse floaters is generally determined by subtracting the interest rate paid to holders of auction components from a fixed amount, the interest rate paid to holders of inverse floaters will decrease as market rates increase and increase as market rates decrease. Moreover, the extent of the increases and decreases in the market value of inverse floaters may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal bond having similar credit quality, redemption provisions and maturity. In a declining interest rate environment, inverse floaters can provide a fund with a means of increasing or maintaining the level of tax-exempt interest paid to shareholders.



         MORTGAGE SUBSIDY BONDS. Mortgage subsidy bonds are normally issued by special purpose public authorities. In some cases the repayment of such bonds depends upon annual legislative appropriations; in other cases repayment is a legal obligation of the issuer and, if the issuer is unable to meet its obligations, repayment becomes a moral commitment of a related government unit (subject, however, to such appropriations). The types of municipal bonds identified above may include obligations of issuers whose revenues are primarily derived from mortgage loans on housing projects for moderate to low income families.

         SHORT SALES "AGAINST THE BOX." Certain funds may engage in short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a fund, and that fund is obligated to replace the securities borrowed at a date in the future. When a fund sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the fund maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."



         A fund might make a short sale "against the box" to hedge against market risks when a sub-adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the fund or a security convertible into or exchangeable for a security owned by the fund. In such case, any loss in the fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a fund owns, either directly or indirectly, and in the case where the fund owns convertible securities, changes in the investment values or conversion premiums of such securities.


         SEGREGATED ACCOUNTS. When a fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, and reverse repurchase agreements, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the fund's obligation or commitment under such transactions. As described below under "Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures or forward currency contracts and swaps.

INVESTMENT LIMITATIONS OF THE FUNDS

         FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a fund without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund or (b) 67% or more of the shares of the fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations. With regard to the borrowings limitation in fundamental limitation (2), each fund will comply with the applicable restrictions of Section 18 of the Investment Company Act.

         Each fund will not:

         (1) purchase any security if, as a result of that purchase, 25% or more of the fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities (or, in the case of Money Market Portfolio, to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks).

         For Money Market Portfolio only the following interpretations apply to, but are not a part of, this fundamental restriction: (a) with respect to this limitation, domestic and foreign banking will be considered to be different industries and (b) asset-backed securities will be grouped in industries based upon their underlying assets and not treated as constituting a single, separate industry.

         (2) issue senior securities or borrow money, except as permitted under the Investment Company Act and then not in excess of 33 1/3% of the fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

         (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other bonds or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

         The following interpretation applies to, but is not part of, this fundamental restriction: A fund's investments in master notes and similar instruments will not be considered to be the making of a loan.

         (4) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

         (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

         (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

The following investment restriction applies to all funds except Global Income Portfolio and Strategic Income Portfolio:

         (7) purchase securities of any one issuer if, as a result, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

         The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

         NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions are non-fundamental and may be changed by the vote of the board without shareholder approval. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

         Each fund will not:

         (1) hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent those holdings would cause the fund to fail to satisfy the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity and/or variable life insurance contracts (which requirements must be satisfied by the fund as the investment vehicle underlying those accounts);

         (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding;

         (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

         (4) engage in short sales of securities or maintain a short position, except that the fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

         (5) purchase securities of other investment companies, except to the extent permitted by the Investment Company Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

                     STRATEGIES USING DERIVATIVE INSTRUMENTS


         GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Except as otherwise indicated in this SAI, each fund other than Money Market Portfolio is authorized to use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts and swaps. For funds that are permitted to invest outside the United States, the sub-adviser also may use forward currency contracts, foreign currency options and futures and options on foreign currency futures. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, each fund's use of these instruments will place at risk a much smaller portion of its assets. In particular, each fund except Money Market Portfolio may use the Derivative Instruments described below.


         A fund might not use any derivative instruments or strategies, and there can be no assurance that using any strategy will succeed. If a sub-adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, a fund may have lower net income and a net loss on the investment.

         OPTIONS ON SECURITIES AND FOREIGN CURRENCIES -- A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term or at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

         OPTIONS ON SECURITIES INDICES -- A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

         SECURITIES INDEX FUTURES CONTRACTS -- A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

         INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS -- Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

         OPTIONS ON FUTURES CONTRACTS -- Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term or at specified times or at the expiration of the option, depending on the type of option involved. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

         FORWARD CURRENCY CONTRACTS -- A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

         GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. A fund may use Derivative Instruments to attempt to hedge its portfolio and also to attempt to enhance income or return or realize gains and to manage the duration of its bond portfolio. A fund may use Derivative Instruments to maintain exposure to stocks or bonds while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses), to facilitate trading or to adjust its exposure to different asset classes. For example, Global Equity Portfolio may use Derivative Instruments to adjust its exposure to U.S. and foreign equity markets in connection with a reallocation or rebalancing of the fund's assets. A fund that may invest outside the United States also may use Derivative Instruments on currencies, including forward currency contracts, to hedge against price changes of securities that the fund owns or intends to acquire that are attributable to changes in the value of the currencies in which the securities are denominated. A fund may also use Derivative Instruments on currencies to shift exposure from one currency to another or to attempt to realize gains from favorable changes in exchange rates.

         Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a fund's portfolio. Thus, in a short hedge a fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, a fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, a fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

         Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, a fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transactions costs. Alternatively, a fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.


         A fund may purchase and write (sell) straddles on securities or indices of securities. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a long straddle when Brinson Advisors or a sub-adviser believes it likely that the prices of the securities will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A fund might enter into a short straddle when a sub-adviser believes it unlikely that the prices of the securities will be as volatile during the term of the option as the option pricing implies.


         Derivative Instruments on securities or currencies generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a fund has invested or expects to invest. Derivative Instruments on bonds may be used to hedge either individual securities or broad fixed income market sectors.

         Income strategies using Derivative Instruments may include the writing of covered options to obtain the related option premiums. Return or gain strategies may include using Derivative Instruments to increase or decrease a fund's exposure to different asset classes without buying or selling the underlying instruments. A fund also may use derivatives to simulate full investment by the fund while maintaining a cash balance for fund management purposes (such as to provide liquidity to meet anticipated shareholder sales of fund shares and for fund operating expenses).

         The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."


         In addition to the products, strategies and risks described below and in the Prospectus, a sub-adviser may discover additional opportunities in connection with Derivative Instruments and with hedging, income, return and gain strategies. These new opportunities may become available as regulatory authorities broaden the range of permitted transactions and as new Derivative Instruments and techniques are developed. The applicable sub-adviser may use these opportunities for a fund to the extent that they are consistent with the fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.


         SPECIAL RISKS OF STRATEGIES USING DERIVATIVE INSTRUMENTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.


         (1) Successful use of most Derivative Instruments depends upon the ability of the applicable sub-adviser to predict movements of the overall securities, interest rate or currency exchange markets, which requires different skills than predicting changes in the prices of individual securities. While the sub-advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.


         (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments that are being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors affecting the markets in which Derivative Instruments are traded, rather than the value of the investments being hedged. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.


         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because a sub-adviser projected a decline in the price of a security in that fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all.

         (4) As described below, a fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the fund was unable to close out its positions in those Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair a fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time. A fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to a fund.

         COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the funds to an obligation to another party. A fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each fund will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

         Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, committing a large portion of a fund's assets to cover positions or to segregated accounts could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.

         OPTIONS. The funds may purchase put and call options, and write (sell) covered put or call options on securities in which they invest and related indices. Funds that may invest outside the United States also may purchase put and call options and write covered options on foreign currencies. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, a fund may also use options to attempt to enhance return or realize gains by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a fund to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for over-the-counter options written by a fund would be considered illiquid to the extent described under "The Funds' Investment Policies, Related Risks and Limitations--Illiquid Securities."

         The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Generally, over-the-counter debt options or foreign currency options used by the funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option. There are also other types of options that may be exercised on certain specified dates before expiration. Options that expire unexercised have no value.

         A fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a fund to realize profits or limit losses on an option position prior to its exercise or expiration.

         The funds may purchase and write both exchange-traded and over-the-counter options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on bonds and foreign currencies exist but are relatively new, and these instruments are primarily traded on the over-the-counter market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, over-the-counter options are contracts between a fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a fund purchases or writes an over-the-counter option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for over-the-counter options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the funds will enter into over-the-counter options only with counterparties that are expected to be capable of entering into closing transactions with the funds, there is no assurance that a fund will in fact be able to close out an over-the-counter option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an over-the-counter option position at any time prior to its expiration.

         If a fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the fund could cause material losses because the fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

         A fund may purchase and write put and call options on indices in much the same manner as the more traditional options discussed above, except the index options may serve as a hedge against overall fluctuations in a securities market (or market sector) rather than anticipated increases or decreases in the value of a particular security.


         LIMITATIONS ON THE USE OF OPTIONS BY STRATEGIC FIXED INCOME PORTFOLIO AND AGGRESSIVE GROWTH PORTFOLIO. These funds' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:


         (1) A fund may purchase a put or call option, including any straddle or spread, only if the value of its premium, when aggregated with the premiums on all other options held by the fund, does not exceed 5% of its total assets.

         (2) The aggregate value of securities underlying put options written by a fund, determined as of the date the put options are written, will not exceed 50% of its net assets.

         (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.

         FUTURES. The funds may purchase and sell securities index futures contracts, interest rate futures contracts, debt security index futures contracts and (for those funds that invest outside the United States) foreign currency futures contracts. A fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices. In addition, a fund may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities either as a hedge or to enhance return or realize gains.


         Futures strategies also can be used to manage the average duration of a fund's portfolio. If the applicable sub-adviser wishes to shorten the average duration of a fund's portfolio, the fund may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If the sub-adviser wishes to lengthen the average duration of the fund's portfolio, the fund may buy a futures contract or a call option thereon, or sell a put option thereon.

         A fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. A fund will engage in this strategy only when it is more advantageous to a fund than is purchasing the futures contract.


         No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each fund's obligations to or from a futures broker. When a fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If a fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

         Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If a fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, a fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.


         LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guideline, which can be changed by the board without shareholder vote:


         (1) The aggregate initial margin and premiums on futures contracts and related options that are not for bona fide hedging purposes (as defined by the CFTC), excluding the amount by which options are "in-the-money", may not exceed 5% of a fund's net assets.


         The use of futures and related options by Strategic Fixed Income Portfolio and Aggressive Growth Portfolio also is governed by the following additional guidelines, which can be changed by the board without shareholder vote:


         (1) The aggregate premiums paid on all options (including options on securities, foreign currencies and securities indices and options on futures contracts) purchased by a fund that are held at any time will not exceed 20% of its net assets.

         (2) The aggregate margin deposits on all futures contracts and options thereon held at any time by a fund will not exceed 5% of its total assets.

         FOREIGN CURRENCY HEDGING STRATEGIES -- SPECIAL CONSIDERATIONS. Each fund that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which the fund's securities are denominated. These currency hedges can protect against price movements in a security a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. These hedges do not, however, protect against price movements in the securities that are attributable to other causes.


         A fund might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are considered expensive. In such cases, the fund may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which the applicable sub-adviser believes will have a positive correlation to the value of the currency being hedged. In addition, a fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a fund owned securities denominated in a foreign currency and the sub-adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.


         The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, a fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

         Settlement of Derivative Instruments involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         FORWARD CURRENCY CONTRACTS. Funds that may invest outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges -- for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the fund intends to acquire. Forward currency contract transactions may also serve as short hedges -- for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

         The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

         As is the case with futures contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument purchased or sold, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. A fund that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

         SWAP TRANSACTIONS. Swap transactions include swaps, caps, floors and collars relating to interest rates, currencies, securities or other instruments. Interest rate swaps involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed-rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period. Currency swaps, caps, floors and collars are similar to interest rate swaps, caps, floors and collars, but they are based on currency exchange rates rather than interest rates. Equity swaps or other swaps relating to securities or other instruments are also similar, but they are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate.

         A fund may enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. A fund may use interest rate swaps, caps, floors and collars as a hedge on either an asset-based or liability-based basis, depending on whether it is hedging its assets or liabilities. Interest rate swap transactions are subject to risks comparable to those described above with respect to other derivatives strategies.


         A fund will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Because segregated accounts will be established with respect to these transactions, the sub-advisers believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to a fund's borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "The Funds' Investments, Related Risks and Limitations--Segregated Accounts." A fund also will establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps, floors and collars that are written by the fund.



    A fund will enter swap transactions only with banks or recognized securities dealers or their affiliates believed by the applicable sub-adviser to present minimal credit risk in accordance with guidelines established by the fund's board. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.


             ORGANIZATION; TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS
                     AND MANAGEMENT OWNERSHIP OF SECURITIES

         The Trust was formed on November 21, 1986 as a business trust under the laws of the Commonwealth of Massachusetts and has thirteen operating series. The Trust is authorized to establish additional series and to issue an unlimited number of shares of beneficial interest of each existing or future series, par value $0.001 per share.


         The Trust is governed by a board of trustees, which oversees each fund's operations. The trustees (sometimes referred to as "board members") and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:



   NAME AND ADDRESS; AGE                      POSITION WITH TRUST                  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------                      -------------------                  ----------------------------------------

   NAME AND ADDRESS; AGE                      POSITION WITH TRUST                  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------                      -------------------                  ----------------------------------------
Margo N. Alexander*+; 54                            Trustee                        Mrs. Alexander is Chairman (since March
                                                                                   1999) and a director of Brinson Advisors
                                                                                   (since January 1995), and an executive vice
                                                                                   president and director of UBS PaineWebber
                                                                                   (since March 1984). She was chief executive
                                                                                   officer of Brinson Advisors from January
                                                                                   1995 to October 2000. Mrs. Alexander is
                                                                                   president and a director or trustee of 22
                                                                                   investment companies for which Brinson
                                                                                   Advisors, UBS PaineWebber or one of their
                                                                                   affiliates serves as investment adviser.
Richard Q. Armstrong; 65                            Trustee                        Mr. Armstrong is chairman and principal of
R.Q.A. Enterprises                                                                 R.Q.A. Enterprises (management consulting
One Old Church Road                                                                firm) (since April 1991 and principal
Unit #6                                                                            occupation since March 1995). He is also a
Greenwich, CT 06830                                                                director of AlFresh Beverages Canada, Inc. (a
                                                                                   Canadian Beverage subsidiary of AlFresh Foods
                                                                                   Inc.) (since October 2000). Mr. Armstrong was
                                                                                   chairman of the board, chief executive
                                                                                   officer and co-owner of Adirondack Beverages
                                                                                   (producer and distributor of soft drinks and
                                                                                   sparkling/still waters) (October 1993-March
                                                                                   1995). He was a partner of The New England
                                                                                   Consulting Group (management consulting firm)
                                                                                   (December 1992-September 1993). He was
                                                                                   managing director of LVMH U.S. Corporation
                                                                                   (U.S. subsidiary of the French luxury goods
                                                                                   conglomerate, Louis Vuitton Moet Hennessey
                                                                                   Corporation) (1987-1991) and chairman of its
                                                                                   wine and spirits subsidiary, Schieffelin &
                                                                                   Somerset Company (1987-1991). Mr. Armstrong
                                                                                   is a director or trustee of 21 investment
                                                                                   companies for which Brinson Advisors, UBS
                                                                                   PaineWebber or one of their affiliates serves
                                                                                   as investment adviser.
E. Garrett Bewkes, Jr.**+; 74                   Trustee and                        Mr. Bewkes serves as a consultant to UBS
                                              Chairman of the                      PaineWebber (since May 1999). Prior to November
                                             Board of Trustees                     2000, he was a director of Paine Webber Group
                                                                                   Inc. ("PW Group," formerly the holding company
                                                                                   of UBS PaineWebber and Brinson Advisors) and,
                                                                                   prior to 1996, he was a consultant to PW Group.
                                                                                   Prior to 1988, he was chairman of the board,
                                                                                   president and chief executive officer of
                                                                                   American Bakeries Company. Mr. Bewkes is a
                                                                                   director of Interstate Bakeries Corporation.
                                                                                   Mr. Bewkes is a director or trustee of 32
                                                                                   investment companies for which Brinson
                                                                                   Advisors, UBS PaineWebber or one of their
                                                                                   affiliates serves as investment adviser.

   NAME AND ADDRESS; AGE                      POSITION WITH TRUST                  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------                      -------------------                  ----------------------------------------
Richard R. Burt; 54                                 Trustee                        Mr. Burt is chairman of IEP Advisors, LLP
1275 Pennsylvania Ave, N.W.                                                        (international investments and consulting
Washington, DC  20004                                                              firm) (since March 1994) and a partner of
                                                                                   McKinsey & Company (management consulting
                                                                                   firm) (since 1991). He is also a director of
                                                                                   Archer-Daniels-Midland Co. (agricultural
                                                                                   commodities), Hollinger International Co.
                                                                                   (publishing), Homestake Mining Corp. (gold
                                                                                   mining), six investment companies in the
                                                                                   Deutsche Bank family of funds, nine
                                                                                   investment companies in the Flag Investors
                                                                                   family of funds, The Central European Fund,
                                                                                   Inc. and The Germany Fund, Inc., vice
                                                                                   chairman of Anchor Gaming (provides
                                                                                   technology to gaming and wagering industry)
                                                                                   (since July 1999) and chairman of Weirton
                                                                                   Steel Corp. (makes and finishes steel
                                                                                   products) (since April 1996). He was the
                                                                                   chief negotiator in the Strategic Arms
                                                                                   Reduction Talks with the former Soviet Union
                                                                                   (1989-1991) and the U.S. Ambassador to the
                                                                                   Federal Republic of Germany (1985-1989). Mr.
                                                                                   Burt is a director or trustee of 21
                                                                                   investment companies for which Brinson
                                                                                   Advisors, UBS PaineWebber or one of their
                                                                                   affiliates serves as investment adviser.
Meyer Feldberg; 59                                  Trustee                        Mr. Feldberg is Dean and Professor of
Columbia University                                                                Management of the Graduate School of
101 Uris Hall                                                                      Business, Columbia University. Prior to 1989,
New York, NY  10027                                                                he was president of the Illinois Institute of
                                                                                   Technology. Dean Feldberg is also a director
                                                                                   of Primedia Inc. (publishing), Federated
                                                                                   Department Stores, Inc. (operator of
                                                                                   department stores) and Revlon, Inc.
                                                                                   (cosmetics). Dean Feldberg is a director or
                                                                                   trustee of 29 investment companies for which
                                                                                   Brinson Advisors, UBS PaineWebber or one of
                                                                                   their affiliates serves as investment
                                                                                   adviser.
George W. Gowen; 71                                 Trustee                        Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                                   Dunnington, Bartholow & Miller. Prior to May
New York, NY  10017                                                                1994, he was a partner in the law firm of
                                                                                   Fryer, Ross & Gowen. Mr. Gowen is a director
                                                                                   or trustee of 29 investment companies for
                                                                                   which Brinson Advisors, UBS PaineWebber or
                                                                                   one of their affiliates serves as investment
                                                                                   adviser.

   NAME AND ADDRESS; AGE                      POSITION WITH TRUST                  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------                      -------------------                  ----------------------------------------
Frederic V. Malek; 64                               Trustee                        Mr. Malek is chairman of Thayer Capital
1455 Pennsylvania Ave, N.W.                                                        Partners (merchant bank) and chairman of
Suite 350                                                                          Thayer Hotel Investors II and Lodging
Washington, DC  20004                                                              Opportunities Fund (hotel investment
                                                                                   partnerships). From January 1992 to November
                                                                                   1992, he was campaign manager of Bush-Quayle
                                                                                   '92. From 1990 to 1992, he was vice chairman
                                                                                   and, from 1989 to 1990, he was president of
                                                                                   Northwest Airlines Inc. and NWA Inc. (holding
                                                                                   company of Northwest Airlines Inc.). Prior to
                                                                                   1989, he was employed by the Marriott
                                                                                   Corporation (hotels, restaurants, airline
                                                                                   catering and contract feeding), where he most
                                                                                   recently was an executive vice president and
                                                                                   president of Marriott Hotels and Resorts. Mr.
                                                                                   Malek is also a director of Aegis
                                                                                   Communications, Inc. (tele-services),
                                                                                   American Management Systems, Inc. (management
                                                                                   consulting and computer related services),
                                                                                   Automatic Data Processing, Inc., (computing
                                                                                   services), CB Richard Ellis, Inc. (real
                                                                                   estate services), FPL Group, Inc. (electric
                                                                                   services), Global Vacation Group (packaged
                                                                                   vacations), HCR/Manor Care, Inc. (health
                                                                                   care), SAGA Systems, Inc. (software company)
                                                                                   and Northwest Airlines Inc. Mr. Malek is a
                                                                                   director or trustee of 21 investment
                                                                                   companies for which Brinson Advisors, UBS
                                                                                   PaineWebber or one of their affiliates serves
                                                                                   as investment adviser.
Carl W. Schafer; 64                                 Trustee                        Mr. Schafer is president of the Atlantic
66 Witherspoon Street, #1100                                                       Foundation (charitable foundation supporting
Princeton, NJ  08542                                                               mainly oceanographic exploration and
                                                                                   research). He is a director of Labor Ready,
                                                                                   Inc. (temporary employment), Roadway Express,
                                                                                   Inc. (trucking), The Guardian Group of Mutual
                                                                                   Funds, the Harding, Loevner Funds, E.I.I.
                                                                                   Realty Trust (investment company), Electronic
                                                                                   Clearing House, Inc. (financial transactions
                                                                                   processing), Frontier Oil Corporation and
                                                                                   Nutraceutix, Inc. (biotechnology company).
                                                                                   Prior to January 1993, he was chairman of the
                                                                                   Investment Advisory Committee of the Howard
                                                                                   Hughes Medical Institute. Mr. Schafer is a
                                                                                   director or trustee of 21 investment
                                                                                   companies for which Brinson Advisors, UBS
                                                                                   PaineWebber or one of their affiliates serves
                                                                                   as investment adviser.
Brian M. Storms*+; 45                            Trustee and                       Mr. Storms is chief executive officer (since
                                                  President                        October 2000) and president of Brinson
                                                                                   Advisors (since March 1999). Mr. Storms was
                                                                                   president of Prudential Investments
                                                                                   (1996-1999). Prior to joining Prudential he
                                                                                   was a managing director at Fidelity
                                                                                   Investments. Mr. Storms is a director or
                                                                                   trustee of 22 investment companies for which
                                                                                   Brinson Advisors, UBS PaineWebber or one of
                                                                                   their affiliates serves as investment
                                                                                   adviser.

   NAME AND ADDRESS; AGE                      POSITION WITH TRUST                  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------                      -------------------                  ----------------------------------------
T. Kirkham Barneby*; 54                          Vice President                    Mr. Barneby is a managing director and chief
                                                                                   investment officer - quantitative investments
                                                                                   of Brinson Advisors. Mr. Barneby is a vice
                                                                                   president of nine investment companies for
                                                                                   which Brinson Advisors, UBS PaineWebber or
                                                                                   one of their affiliates serves as investment
                                                                                   adviser.

Thomas Disbrow***; 35                          Vice President and                  Mr. Disbrow is a first vice president and a
                                              Assistant Treasurer                  senior manager of the mutual fund finance
                                                                                   department of Brinson Advisors. Prior to
                                                                                   November 1999, he was a vice president of
                                                                                   Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                                                   president and assistant treasurer of 22
                                                                                   investment companies for which Brinson
                                                                                   Advisors, UBS PaineWebber or one of their
                                                                                   affiliates serves as investment adviser.

Amy R. Doberman**; 39                           Vice President                     Ms. Doberman is a senior vice president and
                                                                                   general counsel of Brinson Advisors. From
                                                                                   December 1996 through July 2000, she was
                                                                                   general counsel of Aeltus Investment
                                                                                   Management, Inc. Prior to working at Aeltus,
                                                                                   Ms. Doberman was a Division of Investment
                                                                                   Management Assistant Chief Counsel at the
                                                                                   SEC. Ms. Doberman is a vice president of 21
                                                                                   investment companies and a vice president and
                                                                                   secretary of one investment company for which
                                                                                   Brinson Advisors, UBS PaineWebber or one of
                                                                                   their affiliates serves as investment
                                                                                   adviser.

Kevin J. Mahoney***; 34                      Vice President and                    Mr. Mahoney is a first vice president and a
                                             Assistant Treasurer                   senior manager of the mutual fund finance
                                                                                   department of Brinson Advisors. From August
                                                                                   1996 through March 1999, he was the manager
                                                                                   of the mutual fund internal control group of
                                                                                   Salomon Smith Barney. Prior to August 1996,
                                                                                   he was an associate and assistant treasurer
                                                                                   for BlackRock Financial Management L.P. Mr.
                                                                                   Mahoney is a vice president and assistant
                                                                                   treasurer of 22 investment companies for
                                                                                   which Brinson Advisors, UBS PaineWebber or
                                                                                   one of their affiliates serves as investment
                                                                                   adviser.

Dianne E. O'Donnell**; 48                     Vice President and                   Ms. O'Donnell is a senior vice president and
                                                  Secretary                        deputy general counsel of Brinson Advisors.
                                                                                   Ms. O'Donnell is a vice president and
                                                                                   secretary of 21 investment companies and vice
                                                                                   president and assistant secretary for one
                                                                                   investment company for which Brinson
                                                                                   Advisors, UBS PaineWebber or one of their
                                                                                   affiliates serves as investment adviser.

Emil Polito*; 40                                Vice President                     Mr. Polito is the director of investment
                                                                                   support and mutual fund services of Brinson
                                                                                   Advisors. From July 2000 to October 2000, he
                                                                                   was a senior manager of investment systems at
                                                                                   Dreyfus Corp. Prior to July 2000, Mr. Polito
                                                                                   was a senior vice president and director of
                                                                                   operations and control for Brinson Advisors.
                                                                                   Mr. Polito is a vice president of 22
                                                                                   investment companies for which Brinson
                                                                                   Advisors, UBS PaineWebber or one of their
                                                                                   affiliates serves as investment adviser.

   NAME AND ADDRESS; AGE                      POSITION WITH TRUST                  BUSINESS EXPERIENCE; OTHER DIRECTORSHIPS
   ---------------------                      -------------------                  ----------------------------------------
Susan Ryan*; 41                                  Vice President                    Ms. Ryan is a senior vice president and a
                                                                                   portfolio manager of Brinson Advisors. Ms.
                                                                                   Ryan is a vice president of six investment
                                                                                   companies for which Brinson Advisors, UBS
                                                                                   PaineWebber or one of their affiliates serves
                                                                                   as investment adviser.
Paul H. Schubert***; 38                       Vice President and                   Mr. Schubert is a senior vice president and
                                                  Treasurer                        director of the mutual fund finance
                                                                                   department of Brinson Advisors. Mr. Schubert
                                                                                   is a vice president and treasurer of 22
                                                                                   investment companies for which Brinson
                                                                                   Advisors, UBS PaineWebber or one of their
                                                                                   affiliates serves as investment adviser.


Keith A. Weller**; 39                        Vice President and                    Mr. Weller is a first vice president and
                                             Assistant Secretary                   senior associate general counsel of Brinson
                                                                                   Advisors. Mr. Weller is a vice president and
                                                                                   assistant secretary of 22 investment
                                                                                   companies for which Brinson Advisors, UBS
                                                                                   PaineWebber or one of their affiliates serves
                                                                                   as investment adviser.
-------------

* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

+ Mrs. Alexander, Mr. Bewkes and Mr. Storms are "interested persons" of each fund as defined in the Investment Company Act by virtue of their positions with Brinson Advisors and/or UBS PaineWebber.

     The Trust pays each board member who is not an "interested person" of the Trust $500 annually for each fund and an additional up to $150 per fund for each board meeting and each separate meeting of a board committee. The Trust presently has 13 operating series and thus pays each such trustee $6,500 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation, aggregating $15,000 annually, from the relevant funds. All board members are reimbursed for any expenses incurred in attending meetings. Because UBS PaineWebber, Brinson Advisors and, as applicable, a sub-adviser perform substantially all the services necessary for the operation of the Trust and each fund, the Trust requires no employees. No officer, director or employee of Brinson Advisors or UBS PaineWebber presently receives any compensation from the Trust for acting as a board member or officer.

     The table below includes certain information relating to the compensation of the current board members and the compensation of those board members from all PaineWebber funds during the year ended December 31, 2000.

                               COMPENSATION TABLE+


                                                                                               TOTAL COMPENSATION FROM THE TRUST AND
                                                       AGGREGATE COMPENSATION FROM THE TRUST*            THE FUND COMPLEX**
              NAME OF PERSON, POSITION
Richard Q. Armstrong,
    Trustee..........................................                          $16,640                                $108,232
Richard R. Burt,
    Trustee..........................................                          $16,640                                 108,232
Meyer Feldberg,
    Trustee..........................................                          $16,640                                 173,982
George W. Gowen,
    Trustee..........................................                          $21,374                                 173,982
Frederic V. Malek,
    Trustee..........................................                          $16,640                                 108,232
Carl W. Schafer,
    Trustee..........................................                          $16,250                                 106,372
--------------------


+ Only independent board members are compensated by the PaineWebber funds and identified above; board members who are "interested persons," as defined by the Investment Company Act, do not receive compensation from the PaineWebber funds.


* Represents fees paid to each board member from the Trust for the year ended December 31, 2000.


** Represents total compensation paid during the calendar year ended December 31, 2000 to each board member by 33 investment companies (37 in the case of Messrs. Feldberg and Gowen) for which Brinson Advisors, UBS PaineWebber or one of their affiliates served as investment adviser. No fund within the PaineWebber fund complex has a bonus, pension, profit sharing or retirement plan.



            PRINCIPAL HOLDERS AND MANAGEMENT OWNERSHIP OF SECURITIES

     As of March 30, 2001, trustees and officers owned in the aggregate less than 1% of the outstanding shares of any class of each fund.


     The following shareholders are shown in the Trust's records as owning more than 5% of the outstanding Class H and Class I shares of the funds as of March 30, 2001, as indicated below. Management is not aware of any other persons who own beneficially 5% or more of any class of a fund's shares.


FUND                                                           PERCENTAGE OWNED            SHAREHOLDER
----                                                           ----------------            -----------
AGGRESSIVE GROWTH PORTFOLIO
--Class H shares                                                      100%                 PaineWebber Life Insurance Company
BALANCED PORTFOLIO
--Class H shares                                                    49.81%                 PaineWebber Life Insurance Company
                                                                    34.44%                 American Republic Insurance Company
                                                                    11.56%                 AIG Life Paradigm Variable Annuity

--Class I shares                                                      100%                 Keyport Life Insurance Company

FUND                                                           PERCENTAGE OWNED            SHAREHOLDER
----                                                           ----------------            -----------
GLOBAL EQUITY PORTFOLIO
--Class H shares                                                    61.79%                 PaineWebber Life Insurance Company
                                                                    37.22%                 American Republic Insurance Company
--Class I shares                                                    97.84%                 Keyport Life Insurance Company
GLOBAL INCOME PORTFOLIO
--Class H shares                                                    51.98%                 American Republic Insurance Company
                                                                    37.51%                 PaineWebber Life Insurance Company
                                                                     7.48%                 AIG Life Paradigm Variable Annuity
GROWTH AND INCOME PORTFOLIO
--Class H shares                                                    35.73%                 AIG Life Paradigm Variable Annuity
                                                                    31.72%                 PaineWebber Life Insurance Company
                                                                    22.47%                 American Republic Insurance Company
                                                                     6.92%                 Conseco Variable Insurance Company

--Class I shares                                                    52.06%                 Hartford Life Insurance Company
                                                                                           Separate Account Two
                                                                    21.43%                 The Ohio National Life Insurance Company
                                                                    14.62%                 Keyport Life Insurance Company
                                                                    11.57%                 Aetna Life Insurance & Annuity Company
GROWTH PORTFOLIO
--Class H shares                                                    48.94%                 American Republic Insurance Company
                                                                    40.19%                 PaineWebber Life Insurance Company
                                                                     8.96%                 AIG Life Paradigm Variable Annuity
--Class I shares                                                    99.47%                 Keyport Life Insurance Company
HIGH GRADE FIXED INCOME PORTFOLIO
--Class H shares                                                      100%                 PaineWebber Life Insurance Company
HIGH INCOME PORTFOLIO
--Class H shares                                                    92.78%                 Brinson Advisors
                                                                     5.36%                 AIG Life Paradigm Variable Annuity
MONEY MARKET PORTFOLIO
--Class H shares                                                    70.77%                 PaineWebber Life Insurance Company
                                                                    29.04%                 American Republic Insurance Company
SMALL CAP PORTFOLIO
--Class H shares                                                    86.48%                 Brinson Advisors
                                                                    11.82%                 AIG Life Paradigm Variable Annuity
--Class I shares                                                    73.90%                 The Ohio National Life Insurance Company
                                                                    26.09%                 Aetna Life Insurance & Annuity Company
STRATEGIC FIXED INCOME PORTFOLIO
--Class H shares                                                    54.59%                 American Republic Insurance Company
                                                                    41.31%                 PaineWebber Life Insurance Company
STRATEGIC INCOME PORTFOLIO
--Class H shares                                                    93.03%                 Brinson Advisors
                                                                     6.27%                 AIG Life Paradigm Variable Annuity
--Class I shares                                                    51.06%                 Hartford Life Insurance Company
                                                                                           Separate Account Two
                                                                    31.65%                 The Ohio National Life Insurance Company

FUND                                                           PERCENTAGE OWNED            SHAREHOLDER
----                                                           ----------------            -----------
                                                                    17.27%                 Keyport Life Insurance Company
TACTICAL ALLOCATION PORTFOLIO
--Class H shares                                                    87.47%                 AIG Life Paradigm Variable Annuity
                                                                    10.90%                 AIG Life Paradigm ADB Variable Annuity
--Class I shares                                                    39.84%                 Hartford Life Insurance Company
                                                                                           Separate Account Two
                                                                    34.47%                 Keyport Life Insurance Company
                                                                    16.45%                 Aetna Life Insurance & Annuity Company
                                                                     9.13%                 The Ohio National Life Insurance Company


        INVESTMENT ADVISORY; ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS

     INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. Brinson Advisors acts as the investment adviser and administrator of each fund pursuant to investment advisory and administration or investment management and administration contracts (each an "Advisory Contract") with the Trust. Under the applicable Advisory Contract, the Trust pays Brinson Advisors a fee (expressed as a percentage of the fund's average daily net assets), computed daily and paid monthly, at the annual rates indicated below. The table also shows the advisory fees earned or accrued (prior to any waivers) by Brinson Advisors during the periods shown.


                                                       ANNUAL RATE OF ADVISORY
                                                        FEE AS A PERCENTAGE OF
                                                         FUND'S AVERAGE DAILY
                                                               NET ASSETS             ADVISORY FEES PAID OR ACCRUED
                                                                                   FOR THE YEARS ENDED DECEMBER 31,

                                                                                        2000             1999             1998
                                                                                        ----             ----             ----
Money Market Portfolio...............................            0.50%             $   21,659       $   35,628       $   47,751
High Grade Fixed Income Portfolio....................            0.50%                 16,658           30,260           38,332
Strategic Fixed Income Portfolio.....................            0.50%                 24,141           40,308           52,424
Strategic Income Portfolio *.........................            0.75%                101,340           87,217           16,271
Global Income Portfolio..............................            0.75%                 55,169           88,569          127,634
High Income Portfolio *..............................            0.50%                 57,489           61,666           12,017
Balanced Portfolio...................................            0.75%                134,819          198,050          249,460
Growth and Income Portfolio..........................            0.70%                189,352          180,762          167,394
Growth Portfolio.....................................            0.75%                239,014          278,216          286,582
Aggressive Growth Portfolio..........................            0.80%                103,735          137,591          172,407
Small Cap Portfolio *................................            1.00%                 58,723           41,972            8,635
Global Equity Portfolio..............................            0.75%                 81,207          115,797          151,440
-------------------

*    These funds commenced operations on September 28, 1998.

     For the fiscal year ended December 31, 2000, Brinson Advisors voluntarily waived the portion of its fee shown below under the applicable Advisory Contracts in connection with investment of cash collateral from securities lending by the funds identified below in a private investment vehicle managed by Brinson Advisors.


                                                            AMOUNT OF FEE WAIVED
                                                            UNDER ADVISORY CONTRACT
Growth and Income Portfolio..........................             $        2
Growth Portfolio.....................................                    185
Aggressive Growth Portfolio..........................                     13
Small Cap Portfolio .................................                     23
Global Equity Portfolio..............................                     29

     Under the terms of the Advisory Contracts, each fund bears all expenses incurred in its operation that are not specifically assumed by Brinson Advisors. General expenses of the Trust not readily identifiable as belonging to one of the funds are allocated among the funds by or under the direction of the Trust's board in such manner as the board determines to be fair and equitable. Expenses borne by each fund include the following (or the fund's allocable share of the following): (1) the cost (including brokerage commissions) of securities purchased or sold by the fund and any losses incurred in connection therewith;
(2) fees payable to and expenses incurred on behalf of the fund by Brinson Advisors; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the fund's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not interested persons (as defined in the Investment Company Act) of the Trust or Brinson Advisors; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or fund for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the fund;
(15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.



     Under each Advisory Contract, Brinson Advisors will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or a fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Brinson Advisors in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Each Advisory Contract terminates automatically upon assignment and is terminable with respect to a fund at any time without penalty by the board or by vote of the holders of a majority of the fund's outstanding voting securities on 60 days' written notice to Brinson Advisors, or by Brinson Advisors on 60 days' written notice to the Trust.


     The Advisory Contracts authorize Brinson Advisors to retain one or more sub-advisers. Brinson Advisors has entered into sub-advisory contracts ("Sub-Advisory Contracts") with respect to all the funds except Money Market Portfolio, as described further below.


     Under each Sub-Advisory Contract, the sub-adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust, the fund, its shareholders or Brinson Advisors in connection with the Sub-Advisory Contract, except any liability to any of them to which the sub-adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract. Each Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board or by vote of the holders of a majority of the applicable fund's outstanding voting securities on 60 days' notice to the sub-adviser, or by the sub-adviser on 120 days' written notice to Brinson Advisors. Each Sub-Advisory Contract also may be terminated by Brinson Advisors
(1) upon material breach by the sub-adviser of its representations and warranties, which breach shall not have been cured within a 20 day period after notice of such breach; (2) if the sub-adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract; or (3) upon 120 days' notice to the sub-adviser.

STRATEGIC FIXED INCOME PORTFOLIO
AGGRESSIVE GROWTH PORTFOLIO



         For each of Strategic Fixed Income Portfolio and Aggressive Growth Portfolio, Brinson Advisors has entered into a Sub-Advisory Contract with an investment adviser that is an indirect subsidiary of Allianz AG, as described further below.



         Brinson Advisors has entered into a Sub-Advisory Contract with Pacific Investment Management Company LLC ("PIMCO") pursuant to which PIMCO serves as sub-adviser for Strategic Fixed Income Portfolio. Brinson Advisors (not the fund) pays PIMCO for its services under the Sub-Advisory Contract a fee in the annual amount of 0.25% of the fund's average daily net assets. Under the Sub-Advisory Contract and prior, substantially similar sub-advisory contracts, Brinson Advisors paid or accrued sub-advisory fees to PIMCO of $12,072, $20,153 and $26,212, for the years ended December 31, 2000, December 31, 1999 and December 31, 1998, respectively.



         PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors"). PIMCO Advisors was organized as a limited partnership under Delaware law in 1987. PIMCO Advisors' sole general partner is Allianz PacLife Partners LLC. Allianz PacLife Partners LLC is a Delaware limited liability company with two members, PIMCO Holding LLC, a Delaware limited liability company, and Pacific Asset Management LLC, also a Delaware limited liability company. PIMCO Holding LLC's sole member is Alliance GP Sub LLC, which is a wholly owned subsidiary of Allianz of America, Inc., which is wholly owned by Alliance AG. Pacific Asset Management LLC is a wholly owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company. Allianz AG is a European-based multinational insurance and financial services holding company.



         Brinson Advisors has entered into a Sub-Advisory Contract with Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate") pursuant to which Nicholas-Applegate serves as sub-adviser for Aggressive Growth Portfolio. Brinson Advisors (not the fund) pays Nicholas-Applegate for its services under the Sub-Advisory Contract a fee in the annual amount of 0.50% of the fund's average daily net assets. Under prior, substantially similar sub-advisory contracts with Nicholas-Applegate, Brinson Advisors paid or accrued sub-advisory fees to Nicholas-Applegate of $64,835, $85,994 and $107,754 for the years ended December 31, 2000, December 31, 1999 and December 31, 1998, respectively.



         Nicholas-Applegate is a California limited partnership organized in 1984 that provides investment advisory services to private accounts of institutional clients, private investment companies and other mutual funds. On October 17, 2000, Nicholas-Applegate, NACM Holdings LP ("NACM Holdings LP"), a California limited partnership and the general partner of Nicholas-Applegate, Nicholas-Applegate Capital Management Global Holding LP ("Global Holding LP"), Nicholas-Applegate's limited partner, and certain of their affiliates entered into a Merger Agreement (the "Merger Agreement") with Allianz of America, Inc. and certain of its affiliates, pursuant to which Allianz of America, Inc. would acquire substantially all the assets of Nicholas-Applegate (the "Transaction"). The Merger Agreement provided for the acquisition of NACM Holdings LP and Global Holding LP by Allianz of America, Inc. through their merger into a subsidiary of Allianz of America, Inc., MacIntosh LLC. The Transaction closed January 30, 2001. As a result of the merger, Nicholas-Applegate became an indirect wholly owned subsidiary of Allianz of America, Inc., which is wholly owned by Allianz AG.



         Allianz AG, the parent of Allianz of America, Inc. is a German AKTIENGESELLSCHAFT (a German publicly traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz AG is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. As of January 31, 2001, the Allianz Group (including PIMCO and Nicholas-Applegate) had assets under management of more than $650 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. Allianz AG's address is Koniginstrasse 28, D-80802, Munich, Germany.



         Significant institutional shareholders of Allianz AG currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. BNP Paribas, Credit Lyonnais, Munich Reinsurance, HypoVereinsbank, Dresdner Bank AG and Deutsche Bank AG, as well as certain broker-dealers that might be controlled by or affiliated with these entities, such as Bankers Trust Company, BT Alex. Brown Inc., Deutsche Bank Securities, Inc. and Dresdner Klienwort Benson North America LLC (collectively, the "Affiliated Brokers"), may be considered to be affiliated persons of PIMCO and Nicholas-Applegate. Absent an SEC exemption or other relief, Strategic Fixed Income Portfolio and Aggressive Growth Portfolio generally are precluded from effecting principal transactions with the Affiliated Brokers, and the funds' ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions is subject to restrictions. Neither PIMCO nor Nicholas-Applegate believes that the restrictions on transactions with the Affiliated Brokers described above materially adversely affect its ability to provide services to the sub-advised fund, the fund's ability to take advantage of market opportunities, or the fund's overall performance.



HIGH GRADE FIXED INCOME PORTFOLIO
STRATEGIC INCOME PORTFOLIO
GLOBAL INCOME PORTFOLIO
HIGH INCOME PORTFOLIO
BALANCED PORTFOLIO
GROWTH AND INCOME PORTFOLIO
GROWTH PORTFOLIO
SMALL CAP PORTFOLIO
GLOBAL EQUITY PORTFOLIO



         Brinson Advisors has entered into a Sub-Advisory Contract dated October 10, 2000 with Alliance Capital Management L.P. with respect to the above-listed funds. Under the Sub-Advisory Contract, Brinson Advisors (not the funds) pays Alliance Capital a fee for each fund at the annual rates indicated below. The table also shows the sub-advisory fees earned or accrued by Alliance Capital during the period October 10, 2000 to December 31, 2000.



                                        ANNUAL RATE OF SUB-ADVISORY        SUB-ADVISORY FEES PAID
                                            FEE AS A PERCENTAGE             OR ACCRUED FOR PERIOD
                                                 OF FUND'S                   OCTOBER 10, 2000 TO
                                         AVERAGE DAILY NET ASSETS             DECEMBER 31, 2000
                                         ------------------------             -----------------
High Grade Fixed Income Portfolio                   0.250%                        $   1,417
Strategic Income Portfolio                          0.375%                           11,415
Global Income Portfolio                             0.375%                            5,254
High Income Portfolio                               0.250%                            5,924
Balanced Portfolio                                  0.375%                           13,484
Growth and  Income Portfolio                        0.350%                           19,845
Growth Portfolio                                    0.375%                           21,773
Small Cap Portfolio                                 0.500%                            6,917
Global Equity Portfolio                             0.375%                            7,430



         Alliance Capital Management L.P. ("Alliance Capital"), a Delaware limited partnership, is a leading international investment adviser managing client accounts with assets under management as of December 31, 2000, totaling approximately $454 billion (of which more than $175 billion represented assets of investment companies). As of December 31, 2000, Alliance Capital managed retirement assets for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance Capital is able to compete for virtually any portfolio assignment in any developed capital market in the world.



         As of March 1, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.8% of the outstanding units of limited partnership interest in Alliance Capital ("Alliance Units"). Equity interests in Alliance Holding are traded publicly on the New York Stock Exchange, Inc. in the form of units ("Alliance Holding Units"). Alliance Capital Management Corporation ("ACMC"), an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital and Alliance Holding. As of March 1, 2001, AXA, AXA Financial, The Equitable Life Assurance Society of the United States

("Equitable") and certain subsidiaries of Equitable (including, but not limited to, ACMC), beneficially owned approximately 2.1% of the outstanding Alliance Holding Units and 51.9% of the outstanding Alliance Units. Equitable, a New York stock life insurance company, is an indirect wholly-owned subsidiary of AXA Financial. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company. As of March 1, 2001, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., formerly known as Sanford C. Bernstein Inc., whose business and assets were acquired by Alliance Capital on October 2, 2000, owned approximately 16.5% of the issued and outstanding Alliance Units.



         Prior to October 10, 2000, Invista Capital Management, LLC ("Invista") served as sub-adviser for the foreign investments segment of Global Equity Portfolio. Brinson Advisors (not the fund) paid Invista for its services under the Sub-Advisory Contract a fee in the annual amount of 0.29% of the fund's average daily net assets. For the period January 1, 2000 to October 10, 2000, the year ended December 31, 1999 and the period November 2, 1998 to December 31, 1998, Brinson Advisors paid or accrued sub-advisory fees to Invista of $15,393, $27,039 and $4,556, respectively.



         Prior to November 2, 1998, GE Investment Management Incorporated ("GEIM") served as investment sub-adviser for all investments of Global Equity Portfolio and Brinson Advisors (not the fund) paid GEIM for its services under this prior Sub-Advisory Contract a fee in the annual amount of 0.29% of the fund's average daily net assets. For the period January 1, 1998 to November 1, 1998, Brinson Advisors paid or accrued sub-advisory fees to GEIM of $49,623.



         SECURITIES LENDING. During the fiscal years ended December 31, 2000, December 31, 1999 and December 31, 1998, the indicated fund paid (or accrued) the following fees to UBS PaineWebber for its services as securities lending agent:



                                                                      FISCAL YEAR ENDED DECEMBER 31,
                                                                    2000           1999            1998
                                                                    ----           ----            ----
                 Money Market Portfolio.......................     $   0          $   0           $   0
                 High Grade Fixed Income Portfolio.............        0              0               0
                 Strategic Fixed Income Portfolio..............        0              0               0
                 Strategic Income Portfolio *..................        0              0               0
                 Global Income Portfolio ......................        0              0             171
                 High Income Portfolio *.......................        0              0               0
                 Balanced Portfolio............................        0            512           1,725
                 Growth and Income Portfolio...................       15            100             420
                 Growth Portfolio..............................      586          2,898           2,936
                 Aggressive Growth Portfolio...................       80          1,428             555
                 Small Cap Portfolio *.........................    1,199            164               0
                 Global Equity Portfolio.......................       59            708           1,377





         ------------------
         * These funds commenced operations on September 28, 1998.

         NET ASSETS. The following table shows the approximate net assets as of February 28, 2001, sorted by category of investment objective, of the investment companies as to which Brinson Advisors serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.



                                                      NET ASSETS
                      INVESTMENT CATEGORY               ($MIL)
            Domestic (excluding Money Market)......    $6,965.0
            Global.................................     4,969.3
            Equity/Balanced........................     7,805.7
            Fixed Income (excluding Money Market)..     4,128.6
                        Taxable Fixed Income.......     2,737.2
                        Tax-Free Fixed Income......     1,391.4
            Money Market Funds.....................    51,037.7



         PERSONAL TRADING POLICIES. The funds, Brinson Advisors and the sub-advisers have adopted codes of ethics under rule 17j-1 of the Investment Company Act, which permit personnel covered by the Code to invest in securities that may be purchased or held by a fund, but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing.



         DISTRIBUTION ARRANGEMENTS. Brinson Advisors acts as the distributor of the Class I shares of each fund under a distribution contract with the Trust ("Distribution Contract"). The Distribution Contract requires Brinson Advisors to use its best efforts, consistent with its other businesses, to sell Class I shares of each fund. Class H shares have no distributor or distribution contract. Class H and Class I shares of each fund are offered continuously to separate accounts of insurance companies. Brinson Advisors is located at 51 West 52nd Street, New York, New York 10019-6114.



         Under a plan of distribution pertaining to the Class I shares of each fund adopted by the Trust in the manner prescribed under Rule 12b-1 under the Investment Company Act ("Class I Plan" or "Plan"), each fund pays Brinson Advisors a distribution fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets attributable to its Class I shares. Brinson Advisors uses these distribution fees to pay insurance companies whose separate accounts purchase Class I shares for distribution-related services that the insurance companies provide with respect to the Class I shares. These services include (1) the printing and mailing of fund prospectuses, SAIs, related supplements and shareholder reports to current and prospective contract owners, (2) the development and preparation of sales material, including sales literature, relating to Class I shares, (3) materials and activities intended to educate and train insurance company sales personnel concerning the funds and Class I shares, (4) obtaining information and providing explanations to contract owners concerning the funds, (5) compensating insurance company sales personnel with respect to services that result in the sale or retention of Class I shares, (6) providing personal services and/or account maintenance services to contract owners with respect to insurance company separate accounts that hold Class I shares, and (7) financing other activities that the board determines are primarily intended to result in the sale of Class I shares.



         The Plan and the related Distribution Contract for Class I shares specify that the distribution fees paid to Brinson Advisors are not reimbursements for specific expenses incurred. Therefore, even if Brinson Advisors' expenses exceed the distribution fees it receives, the funds will not be obligated to pay more than those fees. On the other hand, if Brinson Advisors' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of distribution fees received or accrued through the termination date of the Class I Plan will be Brinson Advisors' sole responsibility and not that of the funds. The board reviews the Class I Plan and Brinson Advisors' corresponding expenses annually for each fund.


         Among other things, the Class I Plan provides that (1) Brinson Advisors will submit to the board at least quarterly, and the board members will review, reports regarding all amounts expended under the Class I Plan and the purposes for which such expenditures were made, (2) the Class I Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those board members who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a fund under the Class I Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class and (4) while the Class I Plan remains in effect, the selection and nomination of board members who are not "interested persons" of the Trust shall be committed to the discretion of the board members who are not "interested persons" of that Trust.



         During the year ended December 31, 2000, the funds with outstanding Class I shares paid or accrued the following distribution fees to Brinson Advisors under the Plan, and Brinson Advisors waived the amounts shown:



                                       FEES PAID OR ACCRUED      FEES WAIVED BY
FUND                                     (BEFORE WAIVERS)       BRINSON ADVISORS
----                                     ----------------       ----------------
Strategic Income Portfolio ..........    $    4,951            $     618
Balanced Portfolio...................         2,490                  256
Growth and Income Portfolio..........        18,135                2,559
Growth Portfolio.....................         5,552                  977
Small Cap Portfolio..................         1,531                  145
Global Equity Portfolio..............         1,451                  200



            Brinson Advisors estimates that it incurred the following distribution-related expenses with respect to these funds' Class I shares during the fiscal year ended December 31, 2000:



                                    COMPENSATION PAID TO                                 PRINTING AND MAILING OF
                                        INSURANCE              MARKETING AND          PROSPECTUSES TO OTHER THAN CURRENT
                                        COMPANIES               ADVERTISING                    SHAREHOLDERS
Strategic Income Portfolio .....          $ 4,951                    $  0                        $ 0
Balanced Portfolio .............            2,234                       0                          0
Growth and Income Portfolio ....           15,576                       0                          0
Growth Portfolio ...............            4,575                       0                          0
Small Cap Portfolio ............            1,386                       0                          0
Global Equity Portfolio ........            1,251                       0                          0



         In approving the Class I Plan for each fund, the board considered all the features of the distribution system for the Class I shares, including (1) the expectation that Class I shares would be sold primarily to the separate accounts of insurance companies unaffiliated with Brinson Advisors or UBS PaineWebber, (2) the expenses those unaffiliated insurance companies were likely to incur in marketing Class I shares to the owners of contracts issued by their separate accounts, (3) the need to encourage those unaffiliated insurance companies to educate their agents concerning the fund and to compensate their agents for selling Class I shares and (4) the need to encourage those unaffiliated insurance companies to educate their contract owners concerning the fund and to provide personal and account maintenance services to contract owners with respect to the fund's Class I shares attributable to their accounts.



         The board also considered all compensation that Brinson Advisors would receive under the Class I Plan and the Distribution Contract and the benefits that would accrue to Brinson Advisors under the Class I Plan in that Brinson Advisors would receive distribution and advisory fees that are calculated based upon a percentage of the average net assets of a fund, which fees would increase if the Class I Plan were successful and the fund attained and maintained significant asset levels.


                             PORTFOLIO TRANSACTIONS

         Subject to policies established by the board, Brinson Advisors is responsible for the execution of Money Market Portfolio's portfolio transactions and the applicable sub-adviser is responsible for the execution of each other fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Brinson Advisors or the sub-adviser seeks to obtain the best net results for a fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Brinson Advisors or the sub-adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. Generally, bonds are traded on the over-the-counter market on a "net" basis without a stated commission through dealers acting for their own accounts and not through brokers. Each fund may invest in securities traded in the over-the-counter markets and will engage primarily with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.


         During the fiscal years indicated, the funds paid the brokerage commissions set forth below:


                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                        2000                1999                 1998
                                                        ----                ----                 ----
         Money Market Portfolio...................   $     0             $     0             $      0
         High Grade Fixed Income Portfolio........         0                   0                    0
         Strategic Fixed Income Portfolio.........         0                   0                   64
         Strategic Income Portfolio *.............         0                   0                    0
         Global Income Portfolio..................         0                   0                    0
         High Income Portfolio *..................         0                   0                    0
         Balanced Portfolio.......................    32,206              33,068               47,323
         Growth and Income Portfolio..............    62,069              34,313               33,107
         Growth Portfolio.........................    38,448              26,525               45,109
         Aggressive Growth Portfolio..............    24,824              33,597               46,977
         Small Cap Portfolio *....................    16,568               8,737                6,471
         Global Equity Portfolio..................    28,895              11,456              137,373




            ------------------
            * These funds commenced operations on September 28, 1998.


            The funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through Brinson Advisors or its affiliates, including UBS PaineWebber, or brokerage affiliates of a fund's sub-adviser. The board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act to ensure that all brokerage commissions paid to UBS PaineWebber, its affiliates or brokerage affiliates of a fund's sub-adviser are reasonable and fair. Specific provisions in the Advisory Contracts and the Sub-Advisory Contracts authorize Brinson Advisors and each sub-adviser, respectively, and any of their affiliates that is a member of a national securities exchange, to effect portfolio transactions for the applicable fund on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations.



   During the fiscal years indicated, the funds paid brokerage commissions to UBS PaineWebber, its affiliates or, as applicable, brokerage affiliates of the sub-adviser as follows. All brokerage commission paid prior to the year 2000 were paid to UBS PaineWebber.



                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                        2000        1999       1998
                                                        ----        ----       ----
         Money Market Portfolio...................       $ 0         $ 0        $ 0
         High Grade Fixed Income Portfolio.......          0           0          0
         Strategic Fixed Income Portfolio.........         0           0          0
         Strategic Income Portfolio *.............         0           0          0
         Global Income Portfolio..................         0           0          0
         High Income Portfolio *..................         0           0          0


                                       55

                                                      FOR THE YEARS ENDED DECEMBER 31,
                                                        2000        1999       1998
                                                        ----        ----       ----
         Balanced Portfolio.......................     1,186       1,674         54
         Growth and Income Portfolio..............     2,105       2,009        714
         Growth Portfolio.........................     3,319       1,996      4,212
         Aggressive Growth Portfolio..............       726       3,306          0
         Small Cap Portfolio *....................       174           0          0
         Global Equity Portfolio..................     1,597         589         12
            ------------------





         * These funds commenced operations on September 28, 1998.

         More information about the brokerage commissions paid to affiliates of Brinson Advisors or brokerage affiliates of a fund's sub-adviser during the year ended December 31, 2000 is set forth below:



    - Balanced Portfolio paid $626 in brokerage commissions to UBS PaineWebber and $560 to UBS Warburg. These brokerage commissions represented 1.94% and 1.74%, respectively, of the total brokerage commissions paid by the fund during the fiscal year and 2.05% and 1.97% of the dollar amount of transactions involving the payment of brokerage commissions.






    - Growth and Income Portfolio paid $1,440 in brokerage commissions to UBS PaineWebber and $665 to UBS Warburg. These brokerage commissions represented 2.32% and 1.07%, respectively, of the total brokerage commissions paid by the fund during that fiscal year and 2.12% and 1.19% of the dollar amount of transactions involving the payment of brokerage commissions.



    - Growth Portfolio paid $1,398 in brokerage commissions to UBS PaineWebber and $1,921 to UBS Warburg. These brokerage commissions represented 3.64% and 5.00%, respectively, of the total brokerage commissions paid by the fund during that fiscal year and 2.33% and 4.03% of the dollar amount of transactions involving the payment of brokerage commissions.



    - Small Cap Portfolio paid $120 in brokerage commissions to UBS PaineWebber and $54 to UBS Warburg. These brokerage commissions represented 0.72% and 0.32%, respectively, of the total brokerage commissions paid by the fund during that fiscal year and 1.00% and 0.39% of the dollar amount of transactions involving the payment of brokerage commissions.



    - Global Equity Portfolio paid $393 in brokerage commissions to UBS PaineWebber and $1,204 to UBS Warburg. These brokerage commissions represented 1.36% and 4.17%, respectively, of the total brokerage commissions paid by the fund during that fiscal year and 0.26% and 4.07% of the dollar amount of transactions involving the payment of brokerage commissions.



         Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of Brinson Advisors and its affiliates or brokerage affiliates of the sub-adviser, are similar to those in effect with respect to brokerage transactions in securities.



            In selecting brokers, Brinson Advisors or a sub-adviser will consider the full range and quality of a broker's services. Consistent with the interests of the funds and subject to the review of each board, Brinson Advisors or a sub-adviser may cause a fund to purchase and sell portfolio securities through brokers who provide Brinson Advisors or the sub-adviser with brokerage or research services. The funds may pay those brokers a higher commission than may be charged by other brokers, provided that Brinson Advisors or the sub-adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Brinson Advisors or the sub-adviser, as applicable, to that fund and its other clients.


         Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.


            For the year ended December 31, 2000, the funds directed the portfolio transactions indicated below to brokers chosen because they provide research, analysis, advice and similar services, for which the funds paid the brokerage commissions indicated below:



                                                      AMOUNT OF PORTFOLIO        BROKERAGE
                                                          TRANSACTIONS        COMMISSIONS PAID
            Money Market Portfolio................       $          0               $      0
            High Grade Fixed Income Portfolio.....                  0                      0
            Strategic Fixed Income Portfolio......                  0                      0
            Strategic Income Portfolio............                  0                      0
            Global Income Portfolio...............                  0                      0
            High Income Portfolio.................                  0                      0
            Balanced Portfolio....................         23,492,810                 32,206
            Growth and Income Portfolio...........       $ 48,693,124               $ 62,069
            Growth Portfolio......................         25,837,971                 38,448
            Aggressive Growth Portfolio...........         17,488,002                 24,824
            Small Cap Portfolio...................          8,195,923                 16,568
            Global Equity Portfolio...............         12,112,276                 28,895



         For purchases or sales with broker-dealer firms that act as principal, Brinson Advisors or the applicable sub-adviser seeks best execution. Although Brinson Advisors or a sub-adviser may receive certain research or execution services in connection with these transactions, Brinson Advisors and the sub-adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Brinson Advisors or the sub-adviser may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services.


         Research services obtained from brokers may include written reports, pricing and appraisal services, analysis of issues raised in proxy statements, educational seminars, subscriptions, portfolio attribution and monitoring services, and computer hardware, software and access charges which are directly related to investment research. Research services may be received in the form of written reports, online services, telephone contacts and personal meetings with securities analysts, economists, corporate and industry spokespersons and government representatives.


         Investment decisions for a fund and for other investment accounts managed by Brinson Advisors or by the applicable sub-adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that fund and such other account(s) as to amount according to a formula deemed equitable to the fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the fund.

       The funds will not purchase securities that are offered in underwritings in which UBS PaineWebber, the applicable sub-adviser or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the board pursuant to Rule 10f-3 under the Investment Company Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that UBS PaineWebber or any affiliate thereof or an affiliate of the sub-adviser not participate in or benefit from the sale to the funds.



         As of December 31, 2000, the funds owned securities issued by the following companies which are regular broker-dealers for the funds:



         Money Market Portfolio: Commercial paper of J.P. Morgan & Co., Inc. ($132,976); commercial paper of Deutsche Bank Financial Inc. ($98,882).



         High Grade Fixed Income Portfolio: Bonds of Goldman Sachs Group Inc. ($41,635); bonds of Lehman Brothers Holdings Inc. ($25,851).



         Strategic Fixed Income Portfolio: State Street Repo ($897,000).


         Strategic Income Portfolio: None


         Global Income Portfolio: Bond Holdings of Morgan Stanley Dean Witter & Co. ($109,283).



         High Income Portfolio: State Street Repo ($3,217,000).



         Balanced Portfolio: Common Stock of BankAmerica Corp. ($275,250); Common Stock of Morgan Stanley Dean Witter & Co. ($71,325); Common Stock and Corporate Bond Holdings of Morgan Stanley Dean Witter & Co. ($204,849); Lehman Brothers Holdings Inc. ($144,521); Common Stock of Fleet Boston Financial Corp. ($33,806); Common Stock of J. P. Morgan & Co., Inc. ($372,375).



         Growth and Income Portfolio: Common Stock of Fleet Boston Financial Corp. ($131,469); State Street Bank & Trust Co. Repurchase Agreement ($959,000); Common Stock of J. P. Morgan & Co., Inc. ($1,075,750);
         Common Stock of Merrill Lynch & Co., Inc. ($170,469); Common Stock of BankAmerica Corp. ($688,125); Common Stock of Morgan Stanley Dean Witter & Co. ($277,376).



         Growth Portfolio: State Street Bank & Trust Co. Repo ($657,000); Common Stock of BankAmerica Corp. ($596,375).


         Aggressive Growth Portfolio: None


         Small Cap Portfolio: State Street Bank & Trust Co. Repo ($28,000).



         Global Equity Portfolio: Common stock of Deutsche Bank AG ($52,111); common stock of Dresdner Bank AG ($64,989); common stock of UBS AG ($88,444); Morgan Stanley Dean Witter & Co. Common Stock ($103,263); State Street Bank & Trust Co. Repo ($161,000).


         PORTFOLIO TURNOVER. The funds' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of a fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year.

            The funds' respective portfolio turnover rates for the fiscal years shown were:


                                                      PORTFOLIO TURNOVER RATES FOR THE YEARS ENDED
                                                                   DECEMBER 31,
                                                               2000          1999
                                                               ----          ----
             Money Market Portfolio....................        n/a           n/a
             High Grade Fixed Income Portfolio........         159%          166%
             Strategic Fixed Income Portfolio..........        690%          503%
             Strategic Income Portfolio ...............        273%          403%
             Global Income Portfolio...................        115%           43%
             High Income Portfolio.....................         39%           69%
             Balanced Portfolio........................        185%          206%
             Growth and Income Portfolio...............        122%           65%
             Growth Portfolio..........................         53%           23%
             Aggressive Growth Portfolio...............        124%          135%
             Small Cap Portfolio.......................        142%           98%
             Global Equity Portfolio...................         99%           63%




                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The insurance company separate accounts purchase and redeem shares of the funds on each day on which the New York Stock Exchange is open for trading ("Business Day") based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the variable contracts. Currently the New York Stock Exchange is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchases and redemptions of the shares of each fund are effected at their respective net asset values per share determined as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on that Business Day. Payment for redemptions are made by the funds within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem fund shares.

         The funds may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted as determined by the SEC,
(2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a fund's portfolio at the time.

                               VALUATION OF SHARES

         Each fund determines its net asset value per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the New York Stock Exchange on each Monday through Friday when the New York Stock Exchange is open. Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day.


         Securities that are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on that day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Brinson Advisors or the applicable sub-adviser as the primary market. Securities traded in the over-the-counter market and listed on The Nasdaq Stock Market ("Nasdaq") normally are valued at the last available sale price on Nasdaq prior to valuation; other over-the-counter securities are valued at the last bid price available prior to valuation, other than short-term investments that mature in 60 days or less.

         Where market quotations are readily available, bonds of the funds (other than Money Market Portfolio) are valued based upon market quotations, provided those quotations adequately reflect, in the judgment of the applicable sub-adviser, the fair value of the securities. Where those market quotations are not readily available, bonds are valued based upon appraisals received from a pricing service using a computerized matrix system or based upon appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value. All other securities and other assets are valued at fair value as determined in good faith by or under the direction of the board.


         It should be recognized that judgment often plays a greater role in valuing thinly traded securities and lower rated bonds than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

         All investments quoted in foreign currency will be valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by a fund's custodian. Foreign currency exchange rates are generally determined prior to the close of regular trading on the New York Stock Exchange. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the New York Stock Exchange, which events would not be reflected in the computation of a fund's net asset value on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the investments will be valued at their fair value as determined in good faith by or under the direction of the board. The foreign currency exchange transactions of the funds conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by less than one-tenth of one percent due to the costs of converting from one currency to another.

         MONEY MARKET PORTFOLIO. Money Market Portfolio values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the Investment Company Act. To use amortized cost to value its portfolio securities, the fund must adhere to certain conditions under that Rule relating to its investments. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the fund might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

         The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Money Market Portfolio will maintain a dollar weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 13 months. Money Market Portfolio will limit portfolio investments, including repurchase agreements, to those U.S. dollar denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Brinson Advisors and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

         In determining the approximate market value of portfolio instruments, the Trust may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                                      TAXES

         Fund shares are offered only to insurance company separate accounts that fund benefits under certain variable annuity contracts and/or variable life insurance contracts. See the applicable contract prospectus for a discussion of the special taxation of insurance companies with respect to those accounts and the contract holders.

         QUALIFICATION AS REGULATED INVESTMENT COMPANIES. Each fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("Code"), each fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. By qualifying as a RIC, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

         If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders), (2) all distributions out of its earnings and profits, including distributions of net capital gain, would be taxable to its shareholders as dividends (that is, ordinary income) and (3) most importantly, each insurance company separate account invested in the fund would fail to satisfy the diversification requirements of section 817(h) of the Code described in the next paragraph, with the result that the variable annuity and/or life insurance contracts supported by that account would no longer be eligible for tax deferral. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

         ADDITIONAL DIVERSIFICATION REQUIREMENTS. Each fund intends to continue to satisfy the diversification requirements indirectly imposed on it by section 817(h) of the Code and the regulations thereunder, which are in addition to the diversification requirements described above. These requirements place certain limitations on the assets of each insurance company separate account that may be invested in the securities of a single issuer. Because section 817(h) and the regulations thereunder treat the assets of each fund as assets of the related separate account, the funds must also meet these requirements. Specifically, the regulations under section 817(h) provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of the total assets of a fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the separate account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a fund to satisfy the section 817(h) requirements would result in (1) taxation of the insurance company issuing the variable contracts, the benefits under which are funded by the separate account(s) investing in the fund, and (2) treatment of the contract owners other than as described in the applicable contract prospectus.

         OTHER INFORMATION. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a fund with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

         Investment income earned and gains realized by a fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the return on those securities. Tax treaties between the United States and certain foreign countries, however, may reduce or eliminate these taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         A fund may invest in the stock of "passive foreign investment companies" ("PFICs") if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

         If a fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which it may have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the QEF did not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

         Each fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a fund's adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). A fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

         Certain futures and foreign currency contracts and listed non-equity options (such as those on a securities index) in which a fund may invest may be subject to section 1256 of the Internal Revenue Code ("section 1256 contracts"). Any section 1256 contracts a fund holds at the end of each taxable year generally must be "marked-to-market" (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (I.E., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any "mixed straddle" (that is, a straddle, clearly identified by the fund in accordance with applicable regulations, at least one (but not all) the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

         Offsetting positions in any actively traded security, option, futures or forward currency contract entered into or held by a fund may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

         When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium it received when it wrote the option is more or less than the basis of the underlying security.

         If a fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward currency contract entered into by a fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund's transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).


         A fund may acquire (1) zero coupon or other securities issued with original issue discount ("OID") or (2) Treasury inflation-indexed securities ("TIIS"), on which principal is adjusted based on changes in the Consumer Price Index. A fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind ("PIK") securities must include in its gross income securities it receives as "interest" on those securities. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value ("market discount"). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.


         The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the funds and to dividends and other distributions therefrom.

                                    DIVIDENDS

         MONEY MARKET PORTFOLIO. Shares of Money Market Portfolio begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically invested in additional fund shares monthly. The fund does not expect to realize net capital gain. If a shareholder redeems all of its Money Market Portfolio shares, all accrued dividends declared on the shares up to the date of redemption are credited to the shareholder's account.

         The board may revise the above dividend policy or postpone the payment of dividends if the fund has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the opinion of the board, might have a significant adverse effect on shareholders. To date, no situation has arisen to cause the board to take any such action.

                                OTHER INFORMATION


         MASSACHUSETTS BUSINESS TRUST. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a fund could, under certain circumstances, be held personally liable for the obligations of the fund or the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust or a fund and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the board members or by any officers or officer by or on behalf of the Trust or the fund, the board members or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from the relevant fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility that Brinson Advisors believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder, the shareholder paying such liability would be entitled to reimbursement from the general assets of the relevant fund. The board members intend to conduct each fund's operations in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.


         VOTING RIGHTS. The insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts are the shareholders of the funds -- not the individual owners of those contracts. However, the separate accounts may pass through voting rights to contract owners.

         Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the Trust may elect all of the board members of the Trust. The shares of a fund will be voted together, except that only the shareholders of a particular class of a fund may vote on matters affecting only that class, such as the terms of the Class I Plan as it relates to the Class I shares. The shares of each series will be voted separately, except when an aggregate vote of all the series is required by law.

         The fund does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

         POSSIBLE CONFLICTS. Shares of the funds may serve as the underlying investments for separate accounts of unaffiliated insurance companies ("shared funding") as well as for both annuity and life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The Trust does not currently foresee any conflict. However, the Trust's board intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds. This might force a fund to sell securities at disadvantageous prices.

         CLASSES OF SHARES. A share of each class of a fund represents an identical interest in that fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to distribution fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class H and I shares will differ.


         PRIOR NAMES. Prior to November 19, 1997, the Trust was known as "PaineWebber Series Trust." Prior to January 26, 1996, Balanced Portfolio was known as "Asset Allocation Portfolio." Prior to July 28, 1999, Global Equity Portfolio was known as "Global Growth Portfolio."


         CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 is custodian of the assets of Global Income Portfolio. State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the other funds. Both custodians employ foreign sub-custodians approved by the board in accordance with applicable requirements under the Investment Company Act to provide custody of the foreign assets of those funds that invest outside the United States. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as each fund's transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.


         COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Trust and the funds. Kirkpatrick & Lockhart LLP also acts as counsel to UBS PaineWebber and Brinson Advisors in connection with other matters.


         AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust.

                              FINANCIAL STATEMENTS

         Each fund's Annual Report to Shareholders for its last fiscal year is a separate document supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by reference.

                                    APPENDIX

                               RATINGS INFORMATION

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

         Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

         AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         CI. The rating CI is reserved for income bonds on which no interest is being paid.

         Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest only or principal only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         PRIME-1. Issuers assigned this highest rating have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2. Issuers assigned this rating have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3. Issuers assigned this rating have an acceptable capacity for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME. Issuers assigned this rating do not fall within any of the Prime rating categories.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS

         A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A-3. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation. C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

 YOU SHOULD RELY ONLY ON THE INFORMATION
 CONTAINED OR REFERRED TO IN THE PROSPECTUS
 AND THIS STATEMENT OF ADDITIONAL
 INFORMATION. THE FUNDS AND THEIR DISTRIBUTOR
 HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU
 WITH INFORMATION THAT IS DIFFERENT. THE
 PROSPECTUS AND THIS STATEMENT OF ADDITIONAL
 INFORMATION ARE NOT AN OFFER TO SELL SHARES
 OF THE FUNDS IN ANY JURISDICTION WHERE THE
 FUNDS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY
 SELL THOSE SHARES.
             ------------


                                                               MITCHELL HUTCHINS
                                                                    SERIES TRUST

                                                          ----------------------

                                            STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2001
                                                          ----------------------







(C)2001 UBS PaineWebber Inc.  All rights reserved.
--------------------------------------------------

                            PART C. OTHER INFORMATION

Item 23. EXHIBITS

(1)      (a)      Amended and Restated Declaration of Trust (1)

         (b)      Amendment to Declaration of Trust effective July 28, 1999 (2)

         (c)      Amendment to Declaration of Trust effective October 6, 1999
                  (2)

(2)      Restated By-Laws (1)

(3) Instruments defining the rights of holders of the Registrant's shares of beneficial interest (3)

(4)      (a)      Investment Advisory and Administration Contract relating to
                  Money Market Portfolio, Strategic Fixed Income Portfolio,
                  Tactical Allocation Portfolio and Aggressive Growth Portfolio
                  (1)


         (b) Investment Management and Administration Contract relating to High Grade Fixed Income Portfolio, Strategic Income Portfolio, Global Income Portfolio, High Income Portfolio, Balanced Portfolio, Growth and Income Portfolio, Growth Portfolio, Small Cap Portfolio and Global Equity Portfolio (4)


         (c) Investment Advisory and Administration Fee Agreement with respect to Strategic Fixed Income Portfolio (1)


         (d) Investment Advisory and Administration Fee Agreement with respect to Aggressive Growth Portfolio (5)



         (e) Investment Advisory and Administration Fee Agreement with respect to Tactical Allocation Portfolio (5)



         (f) Form of Sub-Advisory Agreement with Nicholas-Applegate Capital Management, L.P. with respect to Aggressive Growth Portfolio
                  (4)



         (g) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to High Grade Fixed Income Portfolio, Strategic Income Portfolio, Global Income Portfolio, High Income Portfolio, Balanced Portfolio, Growth and Income Portfolio, Growth Portfolio, Small Cap Portfolio and Global Equity Portfolio (4)



         (h) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to Strategic Fixed Income Portfolio
                  (4)



(5)      Distribution Contract with respect to Class I shares (5)


(6)      Bonus, profit sharing or pension plans - none

(7)      (a)      Custodian Agreement with State Street Bank and Trust Company
                  (1)

         (b)      Custodian Agreement with Brown Brothers Harriman & Co. (1)



(8)      (a)      Transfer Agency Services and Shareholder Services Agreement
                  (5)



         (b)      Participation Agreement with American Republic Insurance
                  Company (5)



         (c) Participation Agreement with Great American Reserve Insurance Company (5)



         (d)      Participation Agreement with Hartford Life Insurance Company
                  (5)


         (e) Participation Agreement with Aetna Life Insurance and Annuity Company (2)

         (f) Amendment to Participation Agreement with Conseco Variable Insurance Company (formerly Great American Reserve Insurance Company) and Conseco Equity Sales, Inc. (2)

         (g) Participation Agreement with The Ohio National Life Insurance Company (2)

         (h) Participation Agreement with Ohio National Life Assurance Corporation (2)

         (i) Participation Agreement with Keyport Benefit Life Insurance Company (2)

         (j)      Participation Agreement with Keyport Life Insurance Company
                  (2)

         (k)      Form of Participation Agreement with AIG (2)

(9)      Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

(11)     Financial statements omitted from prospectus-none

(12)     Letter of investment intent (1)


(13) Plan of Distribution pursuant to Rule 12b-1with respect to Class I shares (5)


(14)     Plan pursuant to Rule 18f-3 (1)


(15)     (a)      Code of Ethics for Registrant, its investment adviser and its principal distributor (6)



         (b)      Code of Ethics for Pacific Investment Management Company LLC
                  (7)



         (c)      Code of Ethics for Alliance Capital Management L.P. (4)



         (d)      Code of Ethics for Nicholas-Applegate Capital Management, L.P.
                  (4)


----------------------
(1) Incorporated by reference from Post-Effective Amendment No. 26 to this registration statement, SEC file No. 33-10438, filed February 27, 1998.

(2) Incorporated by reference from Post-Effective Amendment No. 30 to this registration statement, SEC file No. 33-10438, filed April 4, 2000.

(3) Incorporated by reference from Articles III, VIII, IX, X, and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.


(4) Incorporated by reference from Post-Effective Amendment No. 31 to this registration statement, SEC File No. 33-10438, filed April 17, 2001.


(5) Incorporated by reference from Post-Effective Amendment No. 28 to this registration statement, SEC File No. 33-10438, filed April 30, 1999.


(6) Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.



(7) Incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of PaineWebber Securities Trust, SEC file No. 33-55374, filed October 31, 2000.


Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Incorporated by reference from the Statement of Additional Information. Information about persons controlled by or under common control of each of the separate accounts that owns 25% or more of a class of a series of the Registrant is set forth under Item 26 of the most recent post-effective amendment to their registration statements and is hereby incorporated by reference.

Item 25.  INDEMNIFICATION

         Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the appropriate series of the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

         Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Trust or a particular series thereof; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

         Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to
Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with the advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

         Article XI of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

         Each Investment Advisory and Administration Contract or Investment Management and Administration Contract (each an "Advisory Contract") between Mitchell Hutchins Asset Management Inc. (also known as Brinson Advisors) ("Brinson Advisors") and the Registrant provides that Brinson Advisors shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Brinson Advisors in the performance of its duties or from its reckless disregard of its obligations and duties under the Advisory Contract. Each Advisory Contract also provides that the trustees shall not be liable for any obligations of the Registrant or any series under the Contract and that Brinson Advisors shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

         Each Sub-Advisory Agreement provides that the applicable sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable series, the Registrant or its shareholders or by Brinson Advisors in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the sub-adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.

         Section 9 of the Distribution Contract provides that the Trust will indemnify Brinson Advisors and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by Brinson Advisors to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of the Distribution Contract also provides that Brinson Advisors agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by Brinson Advisors for use in the Registration Statement or arising out of an agreement between Brinson Advisors and any retail dealer, or arising out of supplementary literature or advertising used by Brinson Advisors in connection with the Contract.

         Section 10 of the Distribution Contract contains provisions similar to the Advisory Contracts limiting the liability of the Trust's trustees.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Brinson Advisors, a Delaware corporation, is a registered investment adviser and is an indirect wholly owned subsidiary of UBS AG. Brinson Advisors is primarily engaged in the investment advisory business. Information as to the officers and directors of Brinson Advisors is included in its Form ADV filed on as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

         Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate") serves as sub-adviser for Aggressive Growth Portfolio. Nicholas-Applegate is primarily engaged in the investment advisory business and provides investment advisory services to corporate, institutional and individual clients as well as serving as adviser or sub-adviser to a number of registered investment companies. Information as to the officers and directors of Nicholas-Applegate is included in its Form ADV as filed with the Securities and Exchange Commission (registration number 801-21442) and is incorporated herein by reference.

         Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser for Strategic Fixed Income Portfolio. PIMCO is primarily engaged in the investment advisory business. Information as to the officers and directors of PIMCO is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-7260) and is incorporated herein by reference.

         Alliance Capital Management L.P. ("Alliance Capital") serves as investment sub-adviser to High Grade Fixed Income Portfolio, Strategic Income Portfolio, Global Income Portfolio, High Income Portfolio, Balanced Portfolio, Growth and Income Portfolio, Growth Portfolio, Small Cap Portfolio and Global Equity Portfolio. Alliance Capital is primarily engaged in the investment management business. Information on the offices and directors of Alliance Capital is included in its Form ADV filed with the Securities and Exchange Commission (registration No. 801-18727) and is incorporated herein by reference.

Item 27.  PRINCIPAL UNDERWRITERS

         (a) Brinson Advisors serves as principal underwriter and/or investment adviser for the following investment companies:

         ALL-AMERICAN TERM TRUST INC.
         GLOBAL HIGH INCOME DOLLAR FUND INC.
         INSURED MUNICIPAL INCOME FUND INC.
         INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
         MANAGED HIGH YIELD PLUS FUND INC.
         MITCHELL HUTCHINS LIR MONEY SERIES
         MITCHELL HUTCHINS SECURITIES TRUST
         MITCHELL HUTCHINS SERIES TRUST

         PAINEWEBBER FINANCIAL SERVICES GROWTH FUND INC.
         PAINEWEBBER INDEX TRUST
         PAINEWEBBER INVESTMENT TRUST
         PAINEWEBBER MANAGED INVESTMENTS TRUST
         PAINEWEBBER MASTER SERIES, INC.
         STRATEGIC GLOBAL INCOME FUND, INC.
         2002 TARGET TERM TRUST INC.

(b) Brinson Advisors is the Registrant's principal underwriter. The directors and officers of Brinson Advisors, their principal business addresses, and their positions and offices with Brinson Advisors are identified in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219). The foregoing information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of Brinson Advisors who also serve as trustees or officers of the Registrant.



                                POSITIONS AND OFFICE WITH
      NAME                      REGISTRANT                        POSITIONS AND OFFICES WITH UNDERWRITER


      Margo N. Alexander*       Trustee                           Chairman and a Director of Brinson Advisors


      Brian M. Storms*          Trustee and President             Chief Executive Officer and President of Brinson
                                                                  Advisors

      T. Kirkham Barneby*       Vice President                    Managing Director and Chief Investment Officer -
                                                                  Quantitative Investments of Brinson Advisors

      Thomas Disbrow***         Vice President and Assistant      First Vice President and a Senior Manager of the
                                Treasurer                         Mutual Fund Finance Department of Brinson
                                                                  Advisors

      Amy R. Doberman**         Vice President                    Senior Vice President and General Counsel of
                                                                  Brinson Advisors

      Kevin J. Mahoney***       Vice President and Assistant      First Vice President and a Senior Manager of the
                                Treasurer                         Mutual Fund Finance Department of Brinson
                                                                  Advisors

      Dianne E. O'Donnell**     Vice President and Secretary      Senior Vice President and Deputy General Counsel
                                                                  of Brinson Advisors

      Emil Polito*              Vice President                    Director of Investment Support and Mutual Fund
                                                                  Services of Brinson Advisors

      Susan Ryan*               Vice President                    Senior Vice President and a Portfolio Manager of
                                                                  Brinson Advisors

      Paul H. Schubert***       Vice President and Treasurer      Senior Vice President and the Director of the
                                                                  Mutual Fund Finance Department of Brinson
                                                                  Advisors

      Keith A. Weller**         Vice President and Assistant      First Vice President and Senior Associate
                                Secretary                         General Counsel of Brinson Advisors


------------------------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is 1285 Avenue of the Americas, New York, New York 10019.

*** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.


         (c)      None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

         The books and other documents required by paragraphs (b)(4), (c) and
(d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's investment adviser or investment manager and administrator, Brinson Advisors, 1285 Avenue of the Americas, New York, New York 10019-6028 and 51 West 52nd Street, New York, New York 10019-6114. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodians.

Item 29.  MANAGEMENT SERVICES

             Not applicable.

Item 30.  UNDERTAKINGS

              None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of of New York and State of New York, on the 20th day of April, 2001.

                                    MITCHELL HUTCHINS SERIES TRUST

                                    By:      /s/ DIANNE E. O'DONNELL
                                             ----------------------------
                                             Dianne E. O'Donnell
                                             Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                                     TITLE                                  DATE
---------                                     -----                                  ----
/s/ BRIAN M. STORMS                           President and Trustee                  April 20, 2001
------------------------------------          (Chief Executive Officer)
Brian M. Storms*

/s/ E. GARRETT BEWKES, JR.                    Trustee and Chairman                   April 20, 2001
---------------------------                   of the Board of Trustees
E. Garrett Bewkes, Jr. **

/s/ MARGO N. ALEXANDER                        Trustee                                April 20, 2001
------------------------------------
Margo N. Alexander **

/s/ RICHARD Q. ARMSTRONG                      Trustee                                April 20, 2001
---------------------------
Richard Q. Armstrong **

/s/ RICHARD R. BURT                           Trustee                                April 20, 2001
------------------------------------
Richard R. Burt **

/s/ MEYER FELDBERG                            Trustee                                April 20, 2001
------------------------------------
Meyer Feldberg **

/s/ GEORGE W. GOWEN                           Trustee                                April 20, 2001
------------------------------------
George W. Gowen **

/s/ FREDERIC V. MALEK                         Trustee                                April 20, 2001
------------------------------------
Frederic V. Malek **

/s/ CARL W. SCHAFER                           Trustee                                April 20, 2001
------------------------------------
Carl W. Schafer **

/s/ PAUL H. SCHUBERT                          Vice President and Treasurer (Chief    April 20, 2001
------------------------------------          Financial and Accounting Officer)
Paul H. Schubert

* Signature affixed by Elinor W. Gammon pursuant to power of attorney dated November 13, 2000 and incorporated by reference from Exhibit No. 16 to Post-Effective Amendment No. 28 to the registration statement of PaineWebber Securities Trust, SEC File 33-55374, filed November 30, 2000.

** Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                         MITCHELL HUTCHINS SERIES TRUST

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
(1)      (a)      Amended and Restated Declaration of Trust (1)

         (b)      Amendment to Declaration of Trust effective July 28, 1999 (2)

         (c)      Amendment to Declaration of Trust effective October 6, 1999
                  (2)

(2)      Restated By-Laws (1)

(3) Instruments defining the rights of holders of the Registrant's shares of beneficial interest (3)

(4)      (a)      Investment Advisory and Administration Contract relating to
                  Money Market Portfolio, Strategic Fixed Income Portfolio,
                  Tactical Allocation Portfolio and Aggressive Growth Portfolio
                  (1)


         (b) Investment Management and Administration Contract relating to High Grade Fixed Income Portfolio, Strategic Income Portfolio, Global Income Portfolio, High Income Portfolio, Balanced Portfolio, Growth and Income Portfolio, Growth Portfolio, Small Cap Portfolio and Global Equity Portfolio (4)


         (c) Investment Advisory and Administration Fee Agreement with respect to Strategic Fixed Income Portfolio (1)


         (d) Investment Advisory and Administration Fee Agreement with respect to Aggressive Growth Portfolio (5)



         (e) Investment Advisory and Administration Fee Agreement with respect to Tactical Allocation Portfolio (5)



         (f) Form of Sub-Advisory Agreement with Nicholas-Applegate Capital Management, L.P. with respect to Aggressive Growth Portfolio
                  (4)



         (g) Sub-Advisory Agreement with Alliance Capital Management L.P. with respect to High Grade Fixed Income Portfolio, Strategic Income Portfolio, Global Income Portfolio, High Income Portfolio, Balanced Portfolio, Growth and Income Portfolio, Growth Portfolio, Small Cap Portfolio and Global Equity Portfolio (4)



         (h) Sub-Advisory Agreement with Pacific Investment Management Company LLC with respect to Strategic Fixed Income Portfolio
                  (4)



(5)      Distribution Contract with respect to Class I shares (5)


(6)      Bonus, profit sharing or pension plans - none

(7)      (a)      Custodian Agreement with State Street Bank and Trust Company
                  (1)

         (b)      Custodian Agreement with Brown Brothers Harriman & Co. (1)


(8)      (a)      Transfer Agency Services and Shareholder Services Agreement
                  (5)



         (b)      Participation Agreement with American Republic Insurance
                  Company (5)



         (c) Participation Agreement with Great American Reserve Insurance Company (5)



         (d)      Participation Agreement with Hartford Life Insurance Company
                  (5)


         (e) Participation Agreement with Aetna Life Insurance and Annuity Company (2)

         (f) Amendment to Participation Agreement with Conseco Variable Insurance Company (formerly Great American Reserve Insurance Company) and Conseco Equity Sales, Inc. (2)

         (g) Participation Agreement with The Ohio National Life Insurance Company (2)

         (h) Participation Agreement with Ohio National Life Assurance Corporation (2)

         (i) Participation Agreement with Keyport Benefit Life Insurance Company (2)

         (j)      Participation Agreement with Keyport Life Insurance Company
                  (2)

         (k)      Form of Participation Agreement with AIG (2)

(9)      Opinion and consent of counsel (filed herewith)

(10) Other opinions, appraisals, rulings and consents: Auditors' consent (filed herewith)

(11)     Financial statements omitted from prospectus-none

(12)     Letter of investment intent (1)


(13) Plan of Distribution pursuant to Rule 12b-1with respect to Class I shares (5)


(14)     Plan pursuant to Rule 18f-3 (1)


(15)     (a)      Code of Ethics for Registrant, its investment adviser and its principal distributor (6)



         (b)      Code of Ethics for Pacific Investment Management Company LLC
                  (7)



         (c)      Code of Ethics for Alliance Capital Management L.P. (4)



         (d)      Code of Ethics for Nicholas-Applegate Capital Management, L.P.
                  (4)

----------------------
(1) Incorporated by reference from Post-Effective Amendment No. 26 to this registration statement, SEC file No. 33-10438, filed February 27, 1998.

(2) Incorporated by reference from Post-Effective Amendment No. 30 to this registration statement, SEC file No. 33-10438, filed April 4, 2000.

(3) Incorporated by reference from Articles III, VIII, IX, X, and XI of Registrant's Amended and Restated Declaration of Trust and from Articles II, VII and X of Registrant's Restated By-Laws.


(4) Incorporated by reference from Post-Effective Amendment No. 31 to this registration statement, SEC File No. 33-10438, filed April 17, 2001.


(5) Incorporated by reference from Post-Effective Amendment No. 28 to this registration statement, SEC File No. 33-10438, filed April 30, 1999.


(6) Incorporated by reference from Post-Effective Amendment No. 29 to the registration statement of PaineWebber Mutual Fund Trust, SEC File No. 2-98149, filed June 27, 2000.



(7) Incorporated by reference from Post-Effective Amendment No. 27 to the registration statement of PaineWebber Securities Trust, SEC file No. 33-55374, filed October 31, 2000.